                                                       Registration No. 33-42180
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         Post-Effective Amendment No. 14
                                   TO FORM S-6
              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
         SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2


                          ----------------------------

                        NATIONWIDE VLI SEPARATE ACCOUNT-2
                              (Exact Name of Trust)

                          ----------------------------

                        NATIONWIDE LIFE INSURANCE COMPANY
                              One Nationwide Plaza
                              Columbus, Ohio 43216
              (Exact Name and Address of Depositor and Registrant)

                               Gordon E. McCutchan
                                    Secretary
                              One Nationwide Plaza
                              Columbus, Ohio 43216
                     (Name and address of Agent for Service)

                          ----------------------------

This Post-Effective Amendment amends the Registration Statement in respect to the Prospectus and Financial Statements.

It is proposed that this filing will become effective (check appropriate box)


[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on July 14, 1997 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485


The Registrant has registered an indefinite number of securities by a prior registration statement in accordance with Rule 24f-2 under the Investment Company Act of 1940. Registrant filed its 24f-2 Notice for the fiscal year ended December 31, 1996, on February 25, 1997.

================================================================================

                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

N-8B-2 Item                                        Caption in Prospectus

 1..........................................Nationwide Life Insurance Company
                                            The Variable Account
 2..........................................Nationwide Life Insurance Company
 3..........................................Custodian of Assets
 4..........................................Distribution of The Policies
 5..........................................The Variable Account
 6..........................................Not Applicable
 7..........................................Not Applicable
 8..........................................Not Applicable
 9..........................................Legal Proceedings
10..........................................Information About The Policies; How
                                            The Cash Value Varies; Right to
                                            Exchange for a Fixed Benefit Policy;
                                            Reinstatement; Other Policy
                                            Provisions
11..........................................Investments of The Variable
                                            Account
12..........................................The Variable Account
13..........................................Policy Charges
                                            Reinstatement
14..........................................Underwriting and Issuance -
                                            Premium Payments
                                            Minimum Requirements for
                                            Issuance of a Policy
15..........................................Investments of the Variable
                                            Account; Premium Payments
16..........................................Underwriting and Issuance -
                                            Allocation of Cash Value
17..........................................Surrendering The Policy for Cash
18..........................................Reinvestment
19..........................................Not Applicable
20..........................................Not Applicable
21..........................................Policy Loans
22..........................................Not Applicable
23..........................................Not Applicable
24..........................................Not Applicable
25..........................................Nationwide Life Insurance Company
26..........................................Not Applicable
27..........................................Nationwide Life Insurance Company
28..........................................Company Management
29..........................................Company Management
30..........................................Not Applicable
31..........................................Not Applicable
32..........................................Not Applicable
33..........................................Not Applicable
34..........................................Not Applicable
35..........................................Nationwide Life Insurance Company
36..........................................Not Applicable
37..........................................Not Applicable
38..........................................Distribution of The Policies
39..........................................Distribution of The Policies
40..........................................Not Applicable
41(a).......................................Distribution of The Policies
42..........................................Not Applicable
43..........................................Not Applicable

N-8B-2 Item                                 Caption in Prospectus

44..........................................How The Cash Value Varies
45..........................................Not Applicable
46..........................................How The Cash Value Varies
47..........................................Not Applicable
48..........................................Custodian of Assets
49..........................................Not Applicable
50..........................................Not Applicable
51..........................................Summary of The Policies;
                                            Information About The Policies
52..........................................Substitution of Securities
53..........................................Taxation of The Company
54..........................................Not Applicable
55..........................................Not Applicable
56..........................................Not Applicable
57..........................................Not Applicable
58..........................................Not Applicable
59..........................................Financial Statements

                        SUPPLEMENT DATED JULY 14, 1997 TO
                        PROSPECTUS DATED MAY 1, 1997 FOR

           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                    ISSUED BY

                        NATIONWIDE LIFE INSURANCE COMPANY

                                   THROUGH ITS

                        NATIONWIDE VLI SEPARATE ACCOUNT-2

Effective July 14, 1997, this Supplement updates certain information contained in your Prospectus. Please read it and keep it with your Prospectus for future reference.

1. The Underlying Mutual Fund options cited on page 1 of the Prospectus are hereby amended to include the following Underlying Mutual Funds:

           Dreyfus Variable Investment Fund:
                     - Capital Appreciation Portfolio

           Fidelity Variable Insurance Products Fund III:
                     - Growth Opportunities Portfolio

           Morgan Stanley Universal Funds, Inc.:
                     - Emerging Markets Debt Portfolio

           Oppenheimer Variable Account Funds:
                    - Oppenheimer Growth Fund

2. The expense table located on page 10 of the Prospectus is hereby amended to include the following information:


                                                                  -------------------------------------------
                                                                   Management       Other           Total
                                                                     Fees         Expenses        Expenses
-------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund - Capital Appreciation              0.75%          0.09%          0.84%
Portfolio
-------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Fund III - Growth               0.61%          0.16%          0.77%
Opportunities Portfolio
-------------------------------------------------------------------------------------------------------------
Morgan Stanley Universal Funds, Inc. - Emerging Markets Debt         0.80%          0.50%          1.30%
Portfolio
-------------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account Funds - Oppenheimer Growth Fund         0.75%          0.04%          0.79%
-------------------------------------------------------------------------------------------------------------

      Further, the table located at pages 10 and 11 of the Prospectus is hereby amended to include the following disclosure:


--------------------------------------------------------------------------------------------------------
                     FUND                                   EXPENSES WITHOUT REIMBURSEMENT OR WAIVER
--------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account Funds - Oppenheimer     Total Mutual Fund expenses would have been 0.81%
Growth Fund                                          in the absence of a voluntary one-time fee
                                                     reimbursement described in the Statement of
                                                     Additional Information.
--------------------------------------------------------------------------------------------------------

3. The section entitled "The Variable Account" located at pages 12 through 22 of the Prospectus is hereby amended to include the following information:

Dreyfus Variable Investment Fund

-     Capital Appreciation Portfolio

      Investment Objective: The Portfolio's primary investment objective is to provide long-term capital growth consistent with the preservation of capital; current income is a secondary investment objective. This Portfolio invests primarily in the common stocks of domestic and foreign issuers.

Fidelity Variable Insurance Products Fund III

The Fidelity Variable Insurance Products Fund III (the "Fund") is an open-end, diversified, management investment company organized as a Massachusetts business trust on July 14, 1994. The Fund's name was changed from Fidelity Advisor Annuity Fund to Variable Insurance Products Fund III on December 30, 1996. The Fund shares are purchased by insurance companies to fund benefits under variable life insurance and annuity contracts. Fidelity Management & Research Company ("FMR") is the Fund's manager.

-     Growth Opportunities Portfolio

      Investment Objective: To provide capital growth by investing primarily in common stocks and securities convertible into common stocks. The Portfolio, under normal conditions, will invest at least 65% of its total assets in securities of companies that FMR believes have long-term growth potential. Although the Portfolio invests primarily in common stock and securities convertible into common stock, it has the ability to purchase other securities, such as preferred stock and bonds, that may produce capital growth. The Portfolio may invest in foreign securities without limitation.

Morgan Stanley Universal Funds, Inc.

Morgan Stanley Universal Funds, Inc. (the "Fund") is a mutual fund designed to provide investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors. The Fund is an open-end management investment company, or mutual fund. At present it offers 17 separate investment portfolios, each with a distinct investment objective.

-     Emerging Markets Debt Portfolio

      Investment Objective: The Portfolio seeks high total return by investing primarily in dollar- and non-dollar denominated Fixed Income Securities of government and private-sector issuers located in emerging market countries, which securities provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located.

Oppenheimer Variable Account Funds

-     Oppenheimer Growth Fund

      Investment Objective: The Portfolio seeks to achieve capital appreciation by investing in securities of well-known established companies. In seeking its objective of capital appreciation, the Fund will emphasize investments in securities of well-known and established companies. Such securities generally have a history of earnings and dividends and are issued by seasoned companies (having an operating history of at least five years including predecessors). Current income is a secondary consideration in the selection of the Fund's portfolio securities.



4. Effective July 14, 1997, the Strong Special Fund II, Inc. will change its name to Strong Opportunity Fund II, Inc. Accordingly, as of the effective date, any and all references to the Fund are hereby amended to reflect this name change.

                        NATIONWIDE LIFE INSURANCE COMPANY
                                 P.O. Box 182150
                            Columbus, Ohio 43218-2150
                       (800) 547-7548, TDD (800) 238-3035

           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                   ISSUED BY NATIONWIDE LIFE INSURANCE COMPANY
                  THROUGH ITS NATIONWIDE VLI SEPARATE ACCOUNT-2


The Life Insurance Policies offered by this prospectus are variable life insurance policies (collectively referred to as the "Policies"). The Policies are designed to provide life insurance coverage and the flexibility to vary the amount and frequency of premium payments. The Policies may also provide a Cash Surrender Value if the Policy is terminated during the lifetime of the Insured. Nationwide Life Insurance Company guarantees to keep the Policy in force during the first three years so long as the Minimum Premium requirement has been met. The death benefit and Cash Value of the Policies may vary to reflect the experience of the Nationwide VLI Separate Account-2 (the "Variable Account") or the Fixed Account to which Cash Values are allocated. The Policies described in this prospectus meet the definition of "life insurance" under Section 7702 of the Internal Revenue Code (the "Code").

The Policy Owner may allocate Net Premiums and Cash Value to one or more of the sub-accounts of the Variable Account and the Fixed Account. The assets of each sub-account will be used to purchase, at net asset value, shares of a designated Underlying Mutual Fund in the following series of the Underlying Mutual Fund options:

American Century Variable Portfolios, Inc.:                     Neuberger & Berman Advisers Management Trust:
     -American Century VP Balanced                                   -Growth Portfolio
     -American Century VP Capital Appreciation                       -Limited Maturity Bond Portfolio
     -American Century VP International                              -Partners Portfolio
     -American Century VP Value                                 Oppenheimer Variable Accounts Funds:
Dreyfus:                                                             -Bond Fund
     -Dreyfus Socially Responsible Growth Fund                       -Global Securities Fund
     -Dreyfus Stock Index Fund                                       -Multiple Strategies Fund
Dreyfus Variable Investment Fund                                Strong Special Fund II, Inc.:
     -Growth & Income Portfolio**                                    -Special Fund II
Fidelity Variable Insurance Products Fund:                      Strong Variable Insurance Funds, Inc.:
     -Equity-Income Portfolio                                        -Discovery Fund II, Inc.
     -Growth Portfolio                                               -International Stock Fund II
     -High Income Portfolio**                                   Van Eck Worldwide Insurance Trust:
     -Overseas Portfolio                                             -Worldwide Bond Fund
Fidelity Variable Insurance Products Fund II:                        -Worldwide Emerging Markets Fund
      -Asset Manager Portfolio                                        -Worldwide Hard Assets Fund
      -Contrafund Portfolio                                     Van Kampen American Capital Life Investment Trust:
Nationwide Separate Account Trust:                                   -American Capital Real Estate Securities Fund
     -Capital Appreciation Fund                                 Warburg Pincus Trust:
     -Government Bond Fund                                           -International Equity Portfolio
     -Money Market Fund                                              -Post-Venture Capital Portfolio
     -Small Company Fund                                             -Small Company Growth Portfolio
     -Total Return Fund

**The Growth & Income Portfolio and the High Income Portfolio may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Life Insurance Company (the "Company") guarantees that the death benefit for a Policy will never be less than the Specified Amount stated on the Policy data pages as long as the Policy is in force. There is no guaranteed Cash Surrender Value. If the Cash Surrender Value is insufficient to cover the charges under the Policy, the Policy will lapse without value. Nationwide Life Insurance Company guarantees to keep the Policy in force during the first three years so long as the Minimum Premium requirement has been met. This prospectus generally describes only that portion of the Cash Value allocated to the Variable Account. For a brief summary of the Fixed Account Option, see "The Fixed Account Option."

INVESTMENTS IN THESE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, AND ARE NOT GUARANTEED OR ENDORSED BY, THE ADVISER OF ANY OF THE UNDERLYING MUTUAL FUNDS IDENTIFIED ABOVE, THE U.S. GOVERNMENT, OR ANY BANK OR BANK AFFILIATE. INVESTMENTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. ANY INVESTMENT IN THE CONTRACT INVOLVES CERTAIN INVESTMENT RISK WHICH MAY INCLUDE THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. A PROSPECTUS FOR THE UNDERLYING MUTUAL FUND OPTION(S) BEING CONSIDERED MUST ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ IN CONJUNCTION HEREWITH.

                   THE DATE OF THIS PROSPECTUS IS MAY 1, 1997

                                GLOSSARY OF TERMS

Attained Age-The Insured's age on the Policy Date, plus the number of full years since the Policy Date.

Accumulation Unit-An accounting unit of measure used to calculate the Cash Value of the Variable Account.

Beneficiary-The person to whom the Death Proceeds are paid.

Break Point Premium-The level annual premium at which the sales load is reduced on a current basis.

Cash Value-The sum of the Policy values in the Variable Account, Fixed Account and any associated value in the Policy Loan Account.

Cash Surrender Value-The Policy's Cash Value, less any Indebtedness under the Policy, less any Surrender Charge.

Code-The Internal Revenue Code of 1986, as amended.

Company- Nationwide Life Insurance Company.

Death Proceeds-Amount of money payable to the Beneficiary if the Insured dies while the Policy is in force.

Fixed Account-An investment option which is funded by the General Account of the Company.

General Account-All assets of the Company other than those of the Variable Account or in other separate accounts that have been or may be established by the Company.

Guideline Level Premium-The amount of level annual premium calculated in accordance with the provisions of the Internal Revenue Code of 1986. It represents the level annual premiums required to mature the Policy under guaranteed mortality and expense charges, and an interest rate of 5%.

Home Office-The main office of the Company located in Columbus, Ohio.

Indebtedness-Amounts owed the Company as a result of Policy loans including both principal and accrued interest.

Initial Premium-The Initial Premium is the premium required for coverage to become effective on the Policy Date. It is shown on the Policy Data Page.

Insured-The person whose life is covered by the Policy, and who is named on the Policy Data Page.

Maturity Date-The Policy Anniversary on or following the Insured's 95th birthday.

Minimum Premium-The Minimum Premium is shown on the Policy Data Page. It is used to measure the total amount of premiums that must be paid during the first three Policy Years to guarantee the Policy remains in force.

Monthly Anniversary Day-The same day as the Policy Date for each succeeding month.

Net Asset Value-The worth of one share at the end of a market day or at the close of the New York Stock Exchange. Net Asset Value is computed by adding the value of all portfolio holdings plus other assets, deducting liabilities and then dividing the result by the number of shares outstanding.

Net Premiums-Net Premiums are equal to the actual premiums minus the percent of premium charge. The percent of premium charges are shown on the Policy Data Page.

Policy Anniversary-The same day and month as the Policy Date for succeeding years.

Policy Charges-All deductions made from the value of the Variable Account, or the Policy Cash Value.

Policy Date-The date the provisions of the Policy take effect, as shown on the Policy Owner's Policy Data Page.

Policy Loan Account-The Portion of the Cash Value which results from Policy Indebtedness.

Policy Owner-The person designated in the Policy application as the Owner.

Policy Year-Each year commencing with the Policy Date and each Policy Anniversary thereafter.

Scheduled Premium-The Scheduled Premium is shown on the Policy Data Page.

Specified Amount-A dollar amount used to determine the death benefit under a Policy. It is shown on the Policy Data Page.

Surrender Charge-An amount deducted from the Cash Value if the Policy is surrendered.

Underlying Mutual Funds-The Underlying mutual funds which correspond to the sub-accounts of the Variable Account.

Valuation Date-Each day the New York Stock Exchange and the Company's Home Office are open for business or any other day during which there is sufficient degree of trading that the current net asset value of the Accumulation Units might be materially affected.

Valuation Period-A period commencing with the close of business on the New York Stock Exchange and ending at the close of business for the next succeeding Valuation Date.

Variable Account-A separate investment account of Nationwide Life Insurance Company. Nationwide VLI Separate Account-2.

                                TABLE OF CONTENTS

GLOSSARY OF TERMS.............................................................3
SUMMARY OF THE POLICIES.......................................................8
    Variable Life Insurance...................................................8
    The Variable Account and its Sub-Accounts.................................8
    The Fixed Account.........................................................8
    Deductions and Charges....................................................8
    Premiums.................................................................12
NATIONWIDE LIFE INSURANCE COMPANY............................................12
THE VARIABLE ACCOUNT.........................................................12
    Investments of the Variable Account......................................13
    American Century Variable Portfolios, Inc., a member of American
      CenturySM Investments..................................................14
    Dreyfus..................................................................15
    Dreyfus Variable Investment Fund.........................................15
    Fidelity Variable Insurance Products Fund................................15
    Fidelity Variable Insurance Products Fund II.............................16
    Nationwide Separate Account Trust........................................17
    Neuberger & Berman Advisers Management Trust.............................17
    Oppenheimer Variable Account Funds.......................................18
    Strong Special Fund II, Inc..............................................18
    Strong Variable Insurance Funds, Inc.....................................18
    Van Eck Worldwide Insurance Trust (Formerly Van Eck Investment Trust)....18
    Van Kampen American Capital Life Investment Trust........................19
    Warburg Pincus Trust.....................................................19
    Reinvestment.............................................................20
    Transfers................................................................20
    Dollar Cost Averaging....................................................21
    Substitution of Securities...............................................21
    Voting Rights............................................................22
INFORMATION ABOUT THE POLICIES...............................................22
    Underwriting and Issuance................................................22
    -Minimum Requirements for Issuance of a Policy...........................22
    -Premium Payments........................................................22
    Allocation of Cash Value.................................................23
    Short-Term Right to Cancel Policy........................................23
POLICY CHARGES...............................................................23
    Deductions from Premiums.................................................23
    Surrender Charges........................................................24
    -Reductions to Surrender Charges.........................................25
    Deductions from Cash Value...............................................25
    -Monthly Cost of Insurance...............................................25
    -Monthly Administrative Charge...........................................26
    -Increase Charge.........................................................26
    Deductions from the Sub-Accounts.........................................26
    Reduction of Charges.....................................................26
HOW THE CASH VALUE VARIES....................................................27
    How the Investment Experience is Determined..............................27
    Net Investment Factor....................................................27
    Valuation of Assets......................................................28
    Determining the Cash Value...............................................28
    Valuation Periods and Valuation Dates....................................28
SURRENDERING THE POLICY FOR CASH.............................................28
    Right to Surrender.......................................................28
    Cash Surrender Value.....................................................28
    Partial Surrenders.......................................................28
    Maturity Proceeds........................................................29
    Income Tax Withholding...................................................29
POLICY LOANS.................................................................29
    Taking a Policy Loan.....................................................29
    Effect on Investment Performance.........................................29

    Interest.................................................................30
    Effect on Death Benefit and Cash Value...................................30
    Repayment................................................................30
HOW THE DEATH BENEFIT VARIES.................................................30
    Calculation of the Death Benefit.........................................30
    Proceeds Payable on Death................................................31
RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY.................................31
CHANGES OF INVESTMENT POLICY.................................................32
GRACE PERIOD.................................................................32
    -First Three Policy Years................................................32
    -Policy Years Four and After.............................................32
    -All Policy Years........................................................32
REINSTATEMENT................................................................32
THE FIXED ACCOUNT OPTION.....................................................33
CHANGES IN EXISTING INSURANCE COVERAGE.......................................33
     Specified Amount Increases..............................................33
     Specified Amount Decreases..............................................33
     Changes in the Death Benefit Option.....................................34
OTHER POLICY PROVISIONS......................................................34
     Policy Owner............................................................34
     Beneficiary.............................................................34
     Assignment..............................................................34
     Incontestability........................................................34
     Error in Age or Sex.....................................................34
     Suicide.................................................................35
     Nonparticipating Policies...............................................35
     Riders..................................................................35
LEGAL CONSIDERATIONS.........................................................35
DISTRIBUTION OF THE POLICIES.................................................35
CUSTODIAN OF ASSETS..........................................................36
TAX MATTERS..................................................................36
     Policy Proceeds.........................................................36
     -Federal Estate and Generation-Skipping Transfer Taxes..................37
     -Non-Resident Aliens....................................................37
     Taxation of the Company.................................................37
     Tax Changes.............................................................38
THE COMPANY..................................................................38
COMPANY MANAGEMENT...........................................................39
     Directors of the Company................................................39
     Executive Officers of the Company.......................................40
OTHER CONTRACTS ISSUED BY THE COMPANY........................................40
STATE REGULATION.............................................................40
REPORTS TO POLICY OWNERS.....................................................41
ADVERTISING..................................................................41
LEGAL PROCEEDINGS............................................................41
EXPERTS......................................................................41
REGISTRATION STATEMENT.......................................................42
LEGAL OPINIONS...............................................................42
APPENDIX 1...................................................................43
APPENDIX 2...................................................................44
APPENDIX 3...................................................................61
PERFORMANCE TABLES...........................................................62
FINANCIAL STATEMENTS.........................................................66

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

THE PRIMARY PURPOSE OF THE POLICIES IS TO PROVIDE LIFE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED IN THE POLICY. NO CLAIM IS MADE THAT THE POLICIES ARE IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

                             SUMMARY OF THE POLICIES

Variable Life Insurance

The variable life insurance Policies offered by Nationwide Life Insurance Company (the "Company") are similar in many ways to fixed-benefit whole life insurance. As with fixed-benefit whole life insurance, the Owner of the Policy pays a premium for life insurance coverage on the person insured. Also like fixed-benefit whole life insurance, the Policies may provide for a Cash Surrender Value which is payable if the Policy is terminated during the Insured's lifetime. As with fixed-benefit whole life insurance, the Cash Surrender Value during the early Policy years may be substantially lower than the premiums paid.

However, the Policies differ from fixed-benefit whole life insurance in several respects. Unlike fixed-benefit whole life insurance, the death benefit and Cash Value of the Policies may increase or decrease to reflect the investment performance of the Variable Account sub-accounts or the Fixed Account to which Cash Values are allocated (see "How the Death Benefit Varies"). There is no guaranteed Cash Surrender Value (see "How the Cash Value Varies"). If the Cash Surrender Value is insufficient to pay the Policy Charges, the Policy will lapse without value. Nationwide Life Insurance Company guarantees to keep the Policy in force during the first three years so long as certain requirements have been met (see "Underwriting and Issuance").

Under certain conditions, a Policy may become a modified endowment contract as a result of a material change or a reduction in benefits as defined by the Internal Revenue Code ("Code"). Excess premiums paid may also cause the Policy to become a modified endowment contract. The Company will monitor premiums paid and other policy transactions and will notify the Policy Owner when the Policy's non-modified endowment contract status is in jeopardy (see "Tax Matters").

The Variable Account and Its Sub-Accounts

The Company places the Policy's Net Premiums in the Variable Account or the Fixed Account at the time the Policy is issued. The Policy Owner selects the sub-accounts of the Variable Account or the Fixed Account into which the Cash Value will be allocated (see "Allocation of Cash Value"). When the Policy is issued, the Net Premiums will be allocated to the Nationwide Separate Account Trust Money Market Fund sub-account (for any Net Premiums allocated to a sub-account on the application) in the Fixed Account until the expiration of the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy. Assets of each sub-account are invested at net asset value in shares of a corresponding Underlying Mutual Fund. For a description of the Underlying Mutual Fund options and their investment objectives, see "Investments of the Variable Account."

The Fixed Account

The Fixed Account is funded by the assets of the Company's General Account. Cash Values allocated to the Fixed Account are credited with interest daily at a rate declared by the Company. The interest rate declared is at the Company's sole discretion, but may never be less than an effective annual rate of 4%.

Deductions and Charges

The Company deducts certain charges from the assets of the Variable Account and the Cash Value of the Policy. These charges are made for administrative and sales expenses, state premium taxes, providing life insurance protection and assuming the mortality and expense risks. For a discussion of any charges imposed by the Underlying Mutual Fund options, see the prospectuses of the respective Underlying Mutual Funds.

The Company deducts a sales load from each premium payment received not to exceed 3.5% of each premium payment. On a current basis, the sales load is reduced to 1.5% on any portion of the annual premium paid in excess of the annual Break Point Premium. The total sales load actually deducted from any Policy will be equal to the sum of this front-end sales load plus any sales surrender charge that may be deducted from Policies that are surrendered.

The Company also deducts a charge for state premium taxes equal to 2.5% of all premium payments.

The Company also deducts the following charges from the Policy's Cash Value on the Policy Date and each subsequent Monthly Anniversary Day:

      1.    monthly cost of insurance; plus

      2. monthly cost of any additional benefits provided by riders to the Policy; plus

      3. an administrative expense charge. This charge is $12.50 per month in the first year and $5 per month in renewal years. The charge may be increased at the sole discretion of the Company but may not exceed $25 per month in the first year, $7.50 per month in renewal years; plus

      4. an increase charge per $1000 applied to any increase in the Specified Amount. The increase charge is $2.04 per year per $1000 and is shown on the Policy data page. This charge is designed to cover the costs associated with increasing the Specified Amount (see "Policy Charges"). This charge will be deducted on each Monthly Anniversary Day for the first 12 months after the increase becomes effective.

The Company also deducts on a daily basis from the assets of the Variable Account a charge to provide for mortality and expense risks. This charge is equivalent to an annual effective rate of 0.80% of the daily net assets of the Variable Account. On each Policy Anniversary beginning with the 10th, the mortality and expense risk charge is reduced to 0.50% on an annual basis of the daily net assets of the Variable Account, provided the Cash Surrender Value is $25,000 or more on such anniversary. (For policies issued in New York, such reduction occurs regardless of the amount of Cash Surrender Value on such anniversary).

For Policies which are surrendered during the first nine Policy Years, the Company deducts a Surrender Charge. This Surrender Charge is comprised of an Underwriting Surrender Charge and a Sales Surrender Charge. The maximum initial Surrender Charge varies by issue age, sex, Specified Amount and underwriting classification and is calculated based on the initial Specified Amount. The following table illustrates the maximum initial Surrender Charge per $1,000 of initial Specified Amount for Policies which are issued on a Standard basis (see Appendix 1 for specific examples).

                    Initial Specified Amount $50,000-$99,999
        Issue          Male            Female          Male         Female
         Age       Non-Tobacco      Non-Tobacco      Standard      Standard

         25          $7.776           $7.521         $8.369        $7.818
         35           8.817            8.398          9.811         8.891
         45          12.191           11.396         13.887        12.169
         55          15.636           14.011         18.415        15.116
         65          22.295           19.086         26.577        20.641

                       Initial Specified Amount $100,000 +

        Issue         Male             Female          Male         Female
         Age       Non-Tobacco      Non-Tobacco      Standard      Standard
         25           5.776            5.521           6.369         5.818
         35           6.817            6.398           7.811         6.891
         45           9.691            8.896          11.387         9.669
         55          13.136           11.511          15.915        12.616
         65          21.295           18.086          25.577        19.641

Underlying Mutual Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and certain other expenses. The management fees are charged by each Underlying Mutual Fund's investment adviser for managing the Underlying Mutual Fund and selecting its portfolio of securities. Other Underlying Mutual Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians, and other companies that provide services to the Underlying Mutual Fund.

The management fees and other expenses for each Underlying Mutual Fund for its most recently completed fiscal year, expressed as a percentage of the Underlying Mutual Fund's average assets, are as follows:

                     Underlying Mutual Fund Annual Expenses
                          (After Expense Reimbursement)

                                                                          -------------------------------------
                                                                           Management      Other        Total
                                                                              Fees        Expenses    Expenses
---------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.-American Century VP Balanced       1.00%         0.00%        1.00%
---------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.-American Century VP Capital        1.00%         0.00%        1.00%
Appreciation
---------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.-American Century VP                1.50%         0.00%        1.50%
International
---------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.-American Century VP Value          1.00%         0.00%        1.00%
---------------------------------------------------------------------------------------------------------------
Dreyfus Socially Responsible Growth Fund                                      0.72%         0.24%        0.96%
---------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index Fund                                                      0.25%         0.05%        0.30%
---------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund- Growth & Income Portfolio.                  0.75%         0.08%        0.83%
---------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund-Equity-Income Portfolio                                     0.51%         0.07%        0.58%
---------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund-Growth Portfolio                                            0.61%         0.08%        0.69%
---------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund-High Income Portfolio                                       0.59%         0.12%        0.71%
---------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund-Overseas Portfolio                                          0.76%         0.17%        0.93%
---------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund II-Asset Manager Portfolio                                  0.64%         0.10%        0.74%
---------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund II-Contrafund Portfolio                                     0.61%         0.13%        0.74%
---------------------------------------------------------------------------------------------------------------
Neuberger & Berman Advisers Management                                        0.83%         0.09%        0.92%
Trust-Growth Portfolio
---------------------------------------------------------------------------------------------------------------
Neuberger & Berman Advisers Management                                        0.65%         0.13%        0.78%
Trust-Limited Maturity Bond Portfolio
---------------------------------------------------------------------------------------------------------------
Neuberger & Berman Advisers Management                                        0.84%         0.11%        0.95%
Trust-Partners Portfolio
---------------------------------------------------------------------------------------------------------------
NSAT-Capital Appreciation Fund                                                0.50%         0.02%        0.52%
---------------------------------------------------------------------------------------------------------------
NSAT-Government Bond Fund                                                     0.50%         0.01%        0.51%
---------------------------------------------------------------------------------------------------------------
NSAT-Money Market Fund                                                        0.50%         0.03%        0.53%
---------------------------------------------------------------------------------------------------------------
NSAT Small Company Fund                                                       1.00%         0.10%        1.10%
---------------------------------------------------------------------------------------------------------------
NSAT-Total Return Fund                                                        0.50%         0.02%        0.52%
---------------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account Fund-Bond Fund                                   0.74%         0.04%        0.78%
---------------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account Fund-Global Securities Fund                      0.73%         0.08%        0.81%
---------------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account Fund-Multiple Strategies                         0.73%         0.04%        0.77%
---------------------------------------------------------------------------------------------------------------
Strong Special Fund II, Inc.                                                  1.00%         0.17%        1.17%
---------------------------------------------------------------------------------------------------------------
Strong Variable Insurance Funds, Inc. - Discovery Fund II, Inc.               1.00%         0.22%        1.22%
---------------------------------------------------------------------------------------------------------------
Strong Variable Insurance Funds, Inc. - International Stock Fund II           1.00%         0.59%        1.59%
---------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust-Worldwide Bond Fund                         1.00%         0.08%        1.08%
---------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust-Worldwide Emerging Markets Fund             1.00%        0.00%        1.00%
---------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust-Worldwide Hard Assets Fund                  1.00%         0.08%        1.08%
---------------------------------------------------------------------------------------------------------------
Van Kampen American Capital Life Investment Trust -                           0.83%         0.27%        1.10%
American Capital Real Estate Securities Fund
---------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust-International Equity Portfolio                           0.62%         0.78%        1.40%
---------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust-Post-Venture Capital Portfolio                           0.96%         0.40%        1.36%
---------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust-Small Company Growth Portfolio                           0.90%         0.26%        1.16%
---------------------------------------------------------------------------------------------------------------

The Underlying Mutual Fund expenses shown above are assessed at the Underlying Mutual Fund level and are not direct charges against the Variable Account or reductions in Cash Value. These Underlying Mutual Fund expenses are taken into consideration in computing each Underlying Mutual Fund's net asset value, which is the share price used to calculate the Variable Account's unit value. The management fees and other expenses are more fully described in the prospectuses for each individual Underlying Mutual Fund. None of the above Underlying Mutual Funds are subject to 12b-1 fees. The following Underlying Mutual Funds are subject to the following fee waiver or expense reimbursement arrangements:

---------------------------------------------------------------------------------------------------------------
               FUND                                 EXPENSES WITHOUT REIMBURSEMENT OR WAIVER
---------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios,    Absent a waiver of fees by the Portfolio's investment adviser and
Inc. - American  Century VP Value        co-administrator, Management Fees for the Portfolio would equal 1.25%;
                                         Other Expenses would equal .81%; Total Portfolio Operating Expenses would have been 2.06%.
---------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index Fund                 In the event that aggregate expenses of the Fund exceed .40 of 1% of the value of the Fund's average net assets for the fiscal year, the
                                         Fund may deduct from the payment to be made to Dreyfus, or Dreyfus will bear, such excess expense. In addition, the Fund may waive receipt of its fees and/or voluntarily assume certain expenses of the
                                         Fund, which would have the effect of lowering the overall expense ratio of the Fund.
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
               FUND                                 EXPENSES WITHOUT REIMBURSEMENT OR WAIVER
---------------------------------------------------------------------------------------------------------------
Dreyfus Socially Responsible             In the event that aggregate expenses of the Fund exceed .40 of 1% of
Growth Fund                              the value of the Fund's average net assets for the fiscal year, the
                                         Fund may deduct from the payment to be made to Dreyfus, or Dreyfus will bear, such excess expense. In addition, the Fund may waive receipt of its fees and/or voluntarily assume certain expenses of the
                                         Fund, which would have the effect of lowering the overall expense ratio of the Fund.
---------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund - Equity-Income        The Adviser has voluntarily agreed subject to revision or termination
Portfolio                                to reimburse a fund if, and to the extent that, its aggregate operating expenses, including management fees, exceed a specified annual rate for the fund. The expense cap is: 1.50% imposed on
                                         October 9, 1986. Since the expense ratio is significantly below the expense cap there is no reimbursement and none anticipated during the current year. Since there is no reimbursement the discontinuance of the arrangement has no effect on total fund operating expenses.
---------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund - Growth               The Fund may, from time to time, agree to reimburse a fund for
Portfolio                                management fees and other expenses above a specified limit. The Fund retains the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement
                                         arrangements, which may be terminated at any time, can decrease the
                                         Fund's expense and boost its performance.
---------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund - High-Income          The Fund may, from time to time, agree to reimburse a fund for
Portfolio                                management fees and other expenses above a specified limit. The Fund retains the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement
                                         arrangements, which may be terminated at any time, can decrease the
                                         Fund's expense and boost its performance.
---------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products     The Adviser has voluntarily agreed subject to revision or termination
Fund - Overseas Portfolio                to reimburse a fund if, and to the extent that, its aggregate operating expenses, including management fees, exceed a specified annual rate for the fund. The expense cap is: 1.50% imposed on
                                         January 28, 1986. Since the expense ratio is significantly below the expense cap there is no reimbursement and none anticipated during the current year. Since there is no reimbursement the discontinuance of the arrangement has no effect on total fund operating expenses.
---------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund II - Asset             The Fund may, from time to time, agree to reimburse a fund for
Manager Portfolio                        management fees and other expenses above a specified limit. The Fund retains the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement
                                         arrangements, which may be terminated at any time, can decrease the
                                         Fund's expense and boost its performance.
---------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund II - Contrafund        The Fund may, from time to time, agree to reimburse a fund for
Portfolio                                management fees and other expenses above a specified limit. The Fund retains the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement
                                         arrangements, which may be terminated at any time, can decrease the
                                         Fund's expense and boost its performance.
---------------------------------------------------------------------------------------------------------------
Neuberger&Berman Advisers                The Fund manager will limit expenses by reimbursing the Portfolio for
Management Trust - Growth Portfolio      its operating expenses and its pro rata share of operating expenses, that exceed 1% of the Fund's average daily net asset value.
---------------------------------------------------------------------------------------------------------------
Neuberger&Berman Advisers Management     The Fund manager will limit expenses by reimbursing the Portfolio for
Trust - Limited Maturity Bond Portfolio  its operating expenses and its pro rata share of operating expenses, that exceed 1% of the Fund's average daily net asset value.
---------------------------------------------------------------------------------------------------------------
Neuberger&Berman Advisers Management     The Fund manager will limit expenses by reimbursing the Portfolio for
Trust - Partners Portfolio               its operating expenses and its pro rata share of operating expenses, that exceed 1% of the Fund's average daily net asset value.
---------------------------------------------------------------------------------------------------------------
Van Kampen American Capital Life         The Trust reimburses the Adviser for the cost of the Fund's
Investment Trust - American              accounting services. Further, the Adviser and the Subadviser may,
Capital Real Estate Securities Fund      from time to time, agree to waive their respective investment advisory fees or any portion thereof or elect to reimburse the Fund for ordinary business expenses in excess of an agreed upon amount.
---------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust -                   The Management Fees, Other Expenses and Total Portfolio Operating
International Equity Portfolio           Expenses are net of any fee waivers or expense reimbursements.
                                         Without such waivers or reimbursements, Management Fees would have equaled 1.00%, Other Expenses would have equaled 1.21% and total
                                         Portfolio Operating Expenses would have equaled 2.21%. The Fund's investment adviser had undertaken to reduce or otherwise limit Total
                                         Portfolio Operating Expenses; there is no assurance that these undertakings will continue.
---------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust - Small             The Management Fees, Other Expenses and Total Portfolio Operating
Company Growth Portfolio                 Expenses are net of any fee waivers or expense reimbursements.
                                         Without such waivers or reimbursements, Management Fees would have equaled .90%, Other Expenses would have equaled .60% and total
                                         Portfolio Operating Expenses would have equaled 1.50%. The Fund's investment adviser had undertaken to reduce or otherwise limit Total
                                         Portfolio Operating Expenses; there is no assurance that these undertakings will continue.
---------------------------------------------------------------------------------------------------------------

The information relating to the Underlying Mutual Fund expenses was provided by the Underlying Mutual Fund and was not independently verified by the Company.

Premiums

The minimum Initial Premium for which a Policy may be issued is equal to three minimum monthly premiums. A policy may be issued to an Insured up to age 80.

For a limited time, the Policy Owner has the right to cancel the Policy and receive a full refund of premiums paid (see "Short-Term Right to Cancel Policy").

The Initial Premium is due on the Policy Date. It will be credited on the Policy Date. Any due and unpaid monthly deductions will be subtracted from the Cash Value at this time. Insurance will not be effective until the Initial Premium is paid. The Initial Premium is shown on the Policy data page.

Premiums, other than the Initial Premium may be made at any time while your Policy is in force subject to the limits described below. During the first three Policy Years, the total premium payments less any Policy Indebtedness, less any partial surrenders, and less any partial surrender fee must be greater than or equal to the Minimum Premium requirement in order to guarantee the Policy remain in force. The Minimum Premium requirement is equal to the monthly Minimum Premium multiplied by the number of completed policy months. The monthly Minimum Premium is shown on the Policy data page.

We will send Scheduled Premium payment reminder notices to you. We will send them according to the premium mode shown on the Policy data page.

You may pay the Initial Premium to us at our Home Office or to an authorized agent. All premiums after the first are payable at our Home Office. Premium receipts will be furnished upon request.

Each premium must be at least equal to the monthly Minimum Premium. The Company reserves the right to require satisfactory evidence of insurability before accepting any additional premium payment which results in any increase in the net amount at risk. Also, we will refund any portion of any premium payment which is determined to be in excess of the premium limit established by law to qualify your Policy as a contract for life insurance. Where permitted by state law, we may also require that any existing Policy Indebtedness is repaid prior to accepting any additional premium payments.

                        NATIONWIDE LIFE INSURANCE COMPANY

The Company is a stock life insurance company organized under the laws of the State of Ohio in March, 1929. The Company is a member of the Nationwide Insurance Enterprise which includes Nationwide Mutual Insurance Company, Nationwide Indemnity Company, Nationwide Mutual Fire Insurance Company, Nationwide Life and Annuity Insurance Company, Nationwide Property and Casualty Insurance Company, National Casualty Company, West Coast Life Insurance Company, Scottsdale Indemnity Company and Nationwide General Insurance Company. The Company's Home Office is at One Nationwide Plaza, Columbus, Ohio 43216.

The Company offers a complete line of life insurance, including annuities and accident and health insurance. It is admitted to do business in all states, the District of Columbia, and Puerto Rico (for additional information, see "The Company").

                              THE VARIABLE ACCOUNT

The Variable Account was established by a resolution of the Company's Board of Directors, on May 7,1987, pursuant to Ohio law. The Company has caused the Variable Account to be registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43216 serves as Trustee for the Trust. Nationwide Advisory Services, Inc., One Nationwide Plaza, Columbus, Ohio 43216 serves as principal underwriter for the Trust. Such registration does not involve supervision of the management of the Variable Account or the Company by the Securities and Exchange Commission.

The Variable Account is a separate investment account of the Company and as such, is not chargeable with the liabilities arising out of any other business the Company may conduct. The Company does not guarantee the investment performance of the Variable Account. The death benefit and Cash Value under the Policy may vary with the investment performance of the investments in the Variable Account (see "How the Death Benefit Varies" and "How the Cash Value Varies").

Net Premium payments and Cash Value are allocated within the Variable Account among one or more sub-accounts (see "Tax Matters"). The assets of each sub-account are used to purchase shares of the Underlying Mutual Fund options designated by the Policy Owner. Thus, the investment performance of a Policy depends upon the investment performance of the Underlying Mutual Fund options designated by the Policy Owner.

Investments of the Variable Account

At the time of application, the Policy Owner elects to have the Net Premiums allocated among one or more of the Variable Account sub-accounts and the Fixed Account (see "Allocation of Cash Value"). During the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy, all Net Premiums not allocated to the Fixed Account are placed in the Nationwide Separate Account Trust Money Market Fund sub-account. At the end of this period, the Cash Value in that sub-account will be transferred to the Variable Account sub-accounts based on the Fund allocation factors. Any subsequent Net Premiums received after this period will be allocated based on the Fund allocation factors.

No less than 5% of Net Premiums may be allocated to any one sub-account or the Fixed Account. The Policy Owner may change the allocation of Net Premiums or may transfer Cash Value from one sub-account to another, subject to such terms and conditions as may be imposed by each Underlying Mutual Fund option and as set forth in this prospectus (see "Transfers", "Allocation of Cash Value" and "Short-Term Right to Cancel Policy").

These Underlying Mutual Fund options are available only to serve as the underlying investment for variable annuity and variable life contracts issued through separate accounts of life insurance companies which may or may not be affiliated, also known as "mixed and shared funding." There are certain risks associated with mixed and shared funding, which is disclosed in the Underlying Mutual Funds' prospectuses. A full description of the Underlying Mutual Funds, their investment policies and restrictions, risks and charges are contained in the prospectuses of the respective Underlying Mutual Funds.

Additional Premium payments, upon acceptance, will be allocated to the Nationwide Separate Account Money Market Fund unless the Policy Owner specifies otherwise (see "Premium Payments").

Each of the Underlying Mutual Fund options is a registered investment company which receives investment advice from a registered investment adviser:

      1. American Century Variable Portfolios, Inc., a member of the American CenturySM Investments;

      2. Dreyfus Stock Index Fund, managed by Wells Fargo Nikko Investment Advisors;

      3. The Dreyfus Socially Responsible Growth Fund, Inc., managed by The Dreyfus Corporation;

      4.    Dreyfus Variable Investment Fund, managed by The Dreyfus
            Corporation;

      5. Fidelity Variable Insurance Products Fund, managed by Fidelity Management & Research Company;

      6. Fidelity Variable Insurance Products Fund II, managed by Fidelity Management & Research Company;

      7. Nationwide Separate Account Trust, managed by Nationwide Advisory Services, Inc.;

      8. Neuberger & Berman Advisers Management Trust, managed by Neuberger & Berman Management Incorporated;

      9. Oppenheimer Variable Accounts Funds, managed by Oppenheimer Management Corporation;

      10. Strong Special Fund II, Inc., managed by Strong Capital Management, Inc.;

      11. Strong Variable Insurance Funds, Inc., managed by Strong Capital Management

      12. Van Eck Worldwide Insurance Trust, managed by Van Eck Associates Corporation;

      13. Van Kampen American Capital Life Investment Trust, managed by Van Kampen American Capital Management, Inc.; and

      14.   Warburg Pincus Trust, managed by Warburg, Pincus Counsellors, Inc.

A summary of investment objectives is contained in the description of each Underlying Mutual Fund below. More detailed information may be found in the current prospectus for each Underlying Mutual Fund option. A prospectus for the Underlying Mutual Fund option(s) being considered must accompany this prospectus and should be read in conjunction herewith.

American Century Variable Portfolios, Inc., a member of the American CenturySM Investments

American Century Variable Portfolios, Inc. (formerly "TCI Portfolios, Inc.") was organized as a Maryland corporation in 1987. It is a diversified, open-end management company, designed only to provide investment vehicles for variable annuity and variable life insurance products of insurance companies. A member of the

American CenturySM Investments, American Century Variable Portfolios, Inc. is managed by American Century Investment Management, Inc.

-     American Century VP Balanced

      Investment Objective: Capital growth and current income. The Fund will seek to achieve its objective by maintaining approximately 60% of the assets of the Fund in common stocks (including securities convertible into common stocks and other equity equivalents) that are considered by management to have better-than-average prospects for appreciation and approximately 40% in fixed income securities. There can be no assurance that the Fund will achieve its investment objective.

-     American Century VP Capital Appreciation

      Investment Objective: Capital growth. The Fund will seek to achieve its objective by investing in common stocks (including securities convertible into common stocks and other equity equivalents) that meet certain fundamental and technical standards of selection and have, in the opinion of the Fund's investment manager, better than average potential for appreciation. The Fund tries to stay fully invested in such securities, regardless of the movement of stock prices generally. The Fund may invest in cash and cash equivalents temporarily or when it is unable to find common stocks meeting its criteria of selection. It may purchase securities only of companies that have a record of at least three years continuous operation. There can be no assurance that the Fund will achieve its investment objective.

-     American Century VP International

      Investment Objective: To seek capital growth. The Fund will seek to achieve its investment objective by investing primarily in securities of foreign companies that meet certain fundamental and technical standards of selection and, in the opinion of the investment manager, have potential for appreciation. Under normal conditions, the Fund will invest at least 65% of its assets in common stocks or other equity securities of issuers from at least three countries outside the United States. Securities of United States issuers may be included in the portfolio from time to time. Although the primary investment of the Fund will be common stocks (defined to include depository receipts for common stocks), the Fund may also invest in other types of securities consistent with the Fund's objective. When the manager believes that the total return potential of other securities equals or exceeds the potential return of common stocks, the Fund may invest up to 35% of its assets in such other securities. There can be no assurance that the Fund will achieve its objectives.

-     American Century VP Value

      Investment Objective: The investment objective of the Fund is long-term capital growth; income is a secondary objective. Under normal market conditions, the Fund expects to invest at least 80% of the value of its total asset in equity securities, including common and preferred stock, convertible preferred stock and convertible debt obligations. The equity securities in which the Fund will invest will be primarily securities of well-established companies with intermediate-to-large market capitalizations that are believed by management to be undervalued at the time of purchase.

      (Although the Statement of Additional Information concerning American Century Variable Portfolios, Inc., refers to redemptions of securities in kind under certain conditions, all surrendering or redeeming Contract Owners will receive cash from the Company.)

Dreyfus

-     Dreyfus Socially Responsible Growth Fund, Inc.

      Dreyfus Socially Responsible Growth Fund, Inc. is an open-end, diversified, management investment company. It was incorporated under Maryland law on July 20, 1992, and commenced operations on October 7, 1993. Dreyfus Corporation serves as the Fund's investment advisor. Tiffany Capitol Advisors, Inc. serves as the Fund's sub-investment adviser and provides day-to-day management of the Fund's portfolio.

      Investment Objective: The Fund's primary goal is to provide capital growth through equity investment in companies that, in the opinion of the Fund's management, not only meet traditional investment standards, but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. Current income is secondary to the primary goal.

-     Dreyfus Stock Index Fund

      Dreyfus Stock Index Fund is an open-end, non-diversified, management investment company. It was incorporated under Maryland law on January 24, 1989, and commenced operations on September 29, 1989. Wells Fargo Nikko Investment Advisors serves as the Fund's index fund manager. As of May 1, 1994, Dreyfus Life and Annuity Index Fund began doing business as Dreyfus Stock Index Fund.

      Investment Objective: To provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation.

Dreyfus Variable Investment Fund

Dreyfus Variable Investment Fund (the "Fund") is an open-end, management investment company. It was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts on October 29,1986 and commenced operations August 31, 1990. The Dreyfus Corporation ("Dreyfus") serves as the Fund's manager. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation.

-     Growth and Income Portfolio

      Investment Objective: To provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Portfolio invests in equity securities, debt securities and money market instruments of domestic and foreign issuers. The proportion of the Portfolio's assets invested in each type of security will vary from time to time in accordance with Dreyfus' assessment of economic conditions and investment opportunities. In purchasing equity securities, Dreyfus will invest in common stocks, preferred stocks and securities convertible into common stocks, particularly those which offer opportunities for capital appreciation and growth of earnings, while paying current dividends. The Portfolio will generally invest in investment-grade debt obligations, except that it may invest up to 35% of the value of its net assets in convertible debt securities rated not lower than Caa by Moody's Investor Service, Inc. or CCC by Standard & Poor's Ratings Group, Fitch Investors Service, L.P. or Duff & Phelps Credit Rating Co., or if unrated, deemed to be of comparable quality by Dreyfus. These securities are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal and are considered to be of poor standing. See "Investment Considerations and Risks-Lower Rated Securities" in the Portfolio's prospectuses.

Fidelity Variable Insurance Products Fund

The Fund is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981. The Fund's shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. Fidelity Management & Research Company ('FMR') is the Fund's manager.

-     Equity-Income Portfolio

      Investment Objective: To seek reasonable income by investing primarily in income-producing equity securities. In choosing these securities FMR also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index.

-     Growth Portfolio

      Investment Objective: Seeks to achieve capital appreciation. This Portfolio will invest in the securities of both well-known and established companies, and smaller, less well-known companies which may have a narrow product line or whose securities are thinly traded. These latter securities will often involve greater risk than may be found in the ordinary investment security. FMR's analysis and expertise plays an integral role in the selection of securities and, therefore, the performance of the Portfolio. Many securities which FMR believes would have the greatest potential may be regarded as speculative, and investment in the Portfolio may involve greater risk than is inherent in other mutual funds. It is also important to point out that the Portfolio makes most sense for you if you can afford to ride out changes in the stock market, because it invests primarily in common stocks. FMR also can make temporary investments in securities such as investment-grade bonds, high-quality preferred stocks and short-term notes, for defensive purposes when it believes market conditions warrant.

-     High Income Portfolio

      Investment Objective: Seeks to obtain a high level of current income by investing primarily in high-risk, high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. The portfolio's manager will seek high current income normally by investing the Portfolio's assets as follows:

      - at least 65% in income-producing debt securities and preferred stocks, including convertible securities, zero coupon securities, and mortgage-backed and asset-backed securities.

      - up to 20% in common stocks and other equity securities when consistent with the Portfolio's primary objective or acquired as part of a unit combining fixed-income and equity securities.

Higher yields are usually available on securities that are lower-rated or that are unrated. Lower-rated securities are usually defined as Ba or lower by Moody's; BB or lower by Standard & Poor's and may be deemed to be of a speculative nature. The Portfolio may also purchase lower-quality bonds such as those rated Ca3 by Moody's or C- by Standard & Poor's which provide poor protection for payment of principal and interest (commonly referred to as "junk bonds"). For a further discussion of lower-rated securities, please see the "Risks of Lower-Rated Debt Securities" section of the Portfolio's prospectus.

-     Overseas Portfolio

      Investment Objective: To seek long term growth of capital primarily through investments in foreign securities. The Overseas Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States.

Fidelity Variable Insurance Products Fund II

The Fund is an open-end, diversified, management investment company organized as a Massachusetts business trust on March 21, 1988. The Fund's shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. FMR is the Fund's manager.

-     Asset Manager Portfolio

      Investment Objective: To seek to obtain high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed income instruments.

-     Contrafund Portfolio

      Investment Objective: To seek capital appreciation by investing primarily in companies that the fund manager believes to be undervalued due to an overly pessimistic appraisal by the public. This strategy can lead to investments in domestic or foreign companies, small and large, many of which may not be well known. The fund primarily invests in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

Nationwide Separate Account Trust

Nationwide Separate Account Trust (the "Trust") is a diversified open-end management investment company created under the laws of Massachusetts. The Trust offers shares in the five separate Mutual Funds listed below, each with its own investment objectives. Currently, shares of the Trust will be sold only to life insurance company separate accounts to fund the benefits under variable life insurance policies or variable annuity contracts issued by life insurance companies. The assets of the Trust are managed by Nationwide Advisory Services, Inc., One Nationwide Plaza, Columbus, Ohio 43216, a wholly-owned subsidiary of Nationwide Life Insurance Company.

-     Capital Appreciation Fund

      Investment Objective: The Fund is designed for investors who are interested in long-term growth. The Fund seeks to meet its objective primarily through a diversified portfolio of the common stock of companies which the investment manager determines have a better-than-average potential for sustained capital growth over the long term.

-     Government Bond Fund

      Investment Objective: To provide as high a level of income as is consistent with capital preservation through investing primarily in bonds and securities issued or backed by the U.S. Government, its agencies or instrumentalities.

-     Money Market Fund

      Investment Objective: To seek as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing primarily in money market instruments.

-     Small Company Fund

      Investment Objective: The Fund seeks long-term growth of capital by investing primarily in equity securities of domestic and foreign companies with market capitalizations of less than $1 billion at the time of purchase. Nationwide Advisory Services, Inc. ("NAS"), the Fund's adviser, has contracted with a group of sub-advisers, each of which will manage a portion of the Fund's portfolio. These sub-advisers are the Dreyfus Corporation, Neuberger & Berman, L. P., Pictet International Management Limited, Van Eck Associates Corporation, Strong Capital Management, Inc. and Warburg Pincus Counsellors, Inc. The sub-advisers were chosen because they utilize a number of different investment styles when investing in small company stocks. By utilizing a number of investment styles, NAS hopes to increase prospects for investment return and to reduce market risk and volatility.

-     Total Return Fund

      Investment Objective: To obtain a reasonable long-term total return (i.e., earnings growth plus potential dividend yield) on invested capital from a flexible combination of current return and capital gains through investments in common stocks, convertible issues, money market instruments and bonds with a primary emphasis on common stocks.

Neuberger & Berman Advisers Management Trust

Neuberger & Berman Advisers Management Trust is an open-end diversified management investment company established as a Massachusetts business trust on December 14, 1983. Shares of the Trust are offered in connection with certain variable annuity contracts and variable life insurance policies issued through life insurance company separate accounts and are also offered directly to qualified pension and retirement plans outside of the separate account context. The investment adviser is Neuberger & Berman Management Incorporated.

-     Growth Portfolio

      Investment Objective: The Portfolio seeks capital growth through investments in common stocks of companies that the investment adviser believes will have above average earnings or otherwise provide investors with above average potential for capital appreciation. To maximize this potential, the investment adviser may also utilize, from time to time, securities convertible into common stocks, warrants and options to purchase such stocks.

-     Limited Maturity Bond Portfolio

      Investment Objective: To provide the high level of current income, consistent with low risk to principal and liquidity. As a secondary objective, it also seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal. It seeks to achieve its objectives through investments in a diversified portfolio of limited maturity debt securities. The Portfolio invests in securities which are at least investment grade and does not invest in junk bonds.

-     Partners Portfolio

      Investment Objective: To seek capital growth. This Portfolio will seek to achieve its objective by investing primarily in the common stock of established companies. Its investment program seeks securities believed to be undervalued based on fundamentals such as low price-to-earnings ratios, consistent cash flows, and support from asset values. The objective of the Partners Portfolio is not fundamental and can be changed by the Trustees of the Trust without shareholder approval. Shareholders will, however, receive at least 30 days prior notice thereof. There is no assurance the investment objective will be met.

Oppenheimer Variable Account Funds

The Oppenheimer Variable Account Funds is an open-ended, diversified management investment company organized as a Massachusetts business trust in 1984. Shares of the Funds are sold only to provide benefits under variable life insurance policies and variable annuity contracts. Oppenheimer Management Corporation is the Funds' investment advisor.

-     Oppenheimer Bond Fund

      Investment Objective: Primarily to seek a high level of current income from investment in high yield fixed-income securities rated "Baa" or better by Moody's or "BBB" or better by Standard & Poor's. Secondarily, the Fund seeks capital growth when consistent with its primary objective.

-     Oppenheimer Global Securities Fund

      Investment Objective: To seek long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities. Current income is not an objective. These securities may be considered to be speculative.

-     Oppenheimer Multiple Strategies Fund

      Investment Objective: To seek a total investment return (which includes current income and capital appreciation in the value of its shares) from investments in common stocks and other equity securities, bonds and other debt securities, and "money market" securities.

Strong Special Fund II, Inc.

The Strong Special Fund II, Inc. is a diversified, open-end management company commonly called a Mutual Fund. The Special Fund II, Inc. was incorporated in Wisconsin and may only be purchased by the separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Strong Capital Management Inc. (the "Advisor") is the investment advisor for the Fund.

      Investment Objective: To seek capital appreciation through investments in a diversified portfolio of equity securities.

Strong Variable Insurance Funds, Inc.

Strong Variable Insurance Funds, Inc. ("Corporation") is an open-end management investment company, commonly referred to as a Mutual Fund. Incorporated in the State of Wisconsin, the Corporation has been authorized to issue shares of common stock and series and classes of series of common stock. The International Stock Fund II and The Strong Discovery Fund II, Inc. ("Funds") are offered by the Corporation to insurance company separate accounts for the purpose of funding variable life insurance policies and variable annuity contracts. Strong Capital Management, Inc. is the investment advisor to the Funds.

-     Discovery Fund II, Inc.

      Investment Objective: To seek maximum capital appreciation through investments in a diversified portfolio of securities. The Fund normally emphasizes investment in equity securities and may invest up to 100% of its total assets in equity securities including common stocks, preferred stocks and securities convertible into common or preferred stocks. Although the Fund normally emphasizes investment in equity securities, the Fund has the flexibility to invest in any type of security that the Advisor believes has the potential for capital appreciation including up to 100% of its total assets in debt obligations, including intermediate to long-term corporate or U.S. government debt securities.

-     International Stock Fund II

      Investment Objective: To seek capital growth by investing primarily in the equity securities of issuers located outside the United States.

Van Eck Worldwide Insurance Trust (Formerly Van Eck Investment Trust)

Van Eck Worldwide Insurance Trust is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987. Shares of the Trust are offered only to separate accounts of various insurance companies to fund benefits of variable insurance and annuity policies. The assets of the Trust are managed by Van Eck Associates Corporation.

-     Worldwide Bond Fund (Formerly Global Bond Fund)

      Investment Objective: To seek high total return through a flexible policy of investing globally, primarily in debt securities. The Fund does not invest in junk bonds.

-     Worldwide Emerging Markets Fund

      Investment Objective: Seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund specifically emphasizes investment in countries that, compared to the world's major economies, exhibit relatively low gross national product per capita, as well as the potential for rapid economic growth. Peregrine Asset Management (Hong Kong) Limited serves as sub-investment adviser to this Fund.

-     Worldwide Hard Assets Fund (formerly Gold and Natural Resources Fund)

      Investment Objective: To seek long-term capital appreciation by investing globally, primarily in "Hard Assets Securities." Hard assets are tangible, finite assets, asuch as real estate, energy, timber, and industrial and precious metals. Income is a secondary consideration.

Van Kampen American Capital Life Investment Trust

The American Capital Life Investment Trust is an open-end diversified management investment company organized as a Massachusetts business trust on June 3, 1985. The Trust offers shares in separate funds which are sold only to insurance companies to provide funding for variable life insurance policies and variable annuity contracts. Van Kampen American Capital Asset Management, Inc. serves as the Fund's investment adviser.

-     American Capital Real Estate Securities Fund

      Investment Objective: To seek long-term capital growth by investing in a portfolio of securities of companies operating in the real estate industry ("Real Estate Securities"). Current income is a secondary consideration. Real Estate Securities include equity securities, common stocks and convertible securities, as well as non-convertible preferred stocks and debt securities of real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its assets (marked to market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Under normal market conditions, at least 65% of the Fund's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts. The Fund may invest up to 25% of its total assets in securities issued by foreign issuers, some or all of which may also be Real Estate Securities. There can be no assurance that the Fund will achieve its investment objective.

Warburg Pincus Trust

The Warburg Pincus Trust ("Trust") is an open-end management investment company organized in March 1995 as a business trust under the laws of The Commonwealth of Massachusetts. The Trust offers its shares to insurance companies for allocation to separate accounts for the purpose of funding variable annuity and variable life contracts. Trust portfolios are managed by Warburg, Pincus Counsellors, Inc. ("Counsellors.")

-     International Equity Portfolio

      Investment Objective: To seek long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of companies, wherever organized, that in the judgment of "Counsellors" have their principal business activities and interests outside the United States. The Portfolio will ordinarily invest substantially all of its assets, but no less than 65% of its total assets, in common stocks, warrants and securities convertible into or exchangeable for common stocks. The Portfolio intends to invest principally in the securities of financially strong companies with opportunities for growth within growing international economies and markets through increased earning power and improved utilization or recognition of assets.

-     Post-Venture Capital Portfolio

      Investment Objective: The Portfolio seeks long-term growth of capital by investing primarily in equity securities of issuers in their post-venture capital stage of development and pursues an aggressive investment strategy. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of "post-venture capital companies." A post-venture capital company is one that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service or (b) as a part of a restructuring or recapitalization of the company. The Portfolio may invest up to 10% of its assets in venture capital and other investment funds.

-     Small Company Growth Portfolio

      Investment Objective: To seek capital growth by investing in a portfolio of equity securities of small-sized domestic companies. The Portfolio ordinarily will invest at least 65% of its total assets in common stocks or warrants of small-sized companies (i.e., companies having stock market capitalizations of between $25 million and $1 billion at the time of purchase) that represent attractive opportunities for capital growth. The Portfolio intends to invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. The Portfolio's investments will be made on the basis of their equity characteristics and securities ratings generally will not be a factor in the selection process.

Reinvestment

The Funds described above have as a policy the distribution of dividends in the form of additional shares (or fractions thereof) of the Underlying Mutual Funds. The distribution of additional shares will not affect the number of Accumulation Units attributable to a particular Policy (see "Allocation of Cash Value").

Transfers

After the first Policy Anniversary, the Policy Owner may annually transfer a portion of the value of the Variable Account to the Fixed Account, without penalty or adjustment. The Policy Owner may request a transfer of up to 100% of the Cash Value from the Variable Account to the Fixed Account. The Company reserves the right to restrict transfers to the Fixed Account to 25% of the Cash Value. The Policy Owner's Cash Value in each sub-account will be determined as of the date the transfer request is received in the Home Office in good order.

The Policy Owner may transfer a portion of the value of the Fixed Account to the Variable Account once each Policy Year, without penalty or adjustment. The Policy Owner may request a transfer of up to 100% of the Cash Value in the Fixed Account to the Variable sub-accounts. The Company reserves the right to restrict the amounts of such transfers to 25% of the Cash Value in the Fixed Account.

Transfers may be made either in writing or, in states allowing such transfers, by telephone. In states allowing telephone transfers, and if the Owner so elects, the Company will also permit the Policy Owner to utilize the Telephone Exchange Privilege for exchanging amounts among sub-account options. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include any or all of the following, or such other procedures as the Company may, from time to time, deem reasonable: requesting identifying information, such as name, contract number, Social Security number, and/or personal identification number; tape recording all telephone transactions; and providing written confirmation thereof to both the Policy Owner and any agent of record at the last address of record. Although failure to follow reasonable procedures may result in the Company's liability for any losses due to unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone which it reasonably believes to be genuine. Any losses incurred pursuant to actions taken by the Company in reliance on telephone instructions reasonably believed to be genuine shall be borne by the Contract Owner. The Company may determine to withdraw the Telephone Exchange Privilege, upon 30 days written notice to Policy Owners.

Policy Owners who have entered into a Dollar Cost Averaging Agreement with the Company (see "Dollar Cost Averaging" below) may transfer from the Fixed Account to the Variable Account under the terms of that agreement.

Policies described in this prospectus may in some cases be sold to individuals who independently utilize the services of a firm or individual engaged in market timing. Generally, such firms or individuals obtain authorization from multiple Policy Owners to make transfers and exchanges among the Sub-Accounts (the Underlying Mutual Funds) on the basis of perceived market trends. Because of the unusually large transfers of funds associated with some of these transactions, the ability of the Company or Underlying Mutual Funds to process such transactions may be compromised, and the execution of such transactions may possibly disadvantage or work to the detriment of other Policy Owners not utilizing market timing services.

Accordingly, the right to exchange Cash Surrender Values among the Sub-Accounts may be subject to modification if such rights are exercised by a market timing firm or any other third party authorized to initiate transfer or exchange transactions on behalf of multiple Policy Owners. THE RIGHTS OF INDIVIDUAL POLICY OWNERS TO EXCHANGE CASH SURRENDER VALUES, WHEN INSTRUCTIONS ARE SUBMITTED DIRECTLY BY THE POLICY OWNER, OR BY THE POLICY OWNER'S REPRESENTATIVE OF RECORD AS AUTHORIZED BY THE EXECUTION OF A VALID NATIONWIDE LIMITED POWER OF ATTORNEY FORM, WILL NOT BE MODIFIED IN ANY WAY. In modifying such rights, the Company may, among other things, not accept (1) the transfer or exchange instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner, or (2) the transfer or exchange instructions of individual policy owners who have executed pre-authorized transfer or exchange forms which are submitted by market timing firms or other third parties on behalf of more than one Policy Owner at the same time. The Company will not impose any such restrictions or otherwise modify exchange rights unless such action is reasonably intended to prevent the use of such rights in a manner that will disadvantage or potentially impair the contract rights of other Policy Owners.

Dollar Cost Averaging

The Policy Owner may direct the Company to automatically transfer from the Money Market sub-account, Fixed Account, or the Limited Maturity Bond Portfolio sub-account to any other sub-account within the Variable Account on a monthly basis or as frequently as otherwise authorized by the Company. This service is intended to allow the Policy Owner to utilize dollar cost averaging, a long-term investment program which provides for regular, level investments over time. The Company makes no guarantees that dollar cost averaging, will result in a profit or protect against loss in a declining market. To qualify for dollar cost averaging, there must be a minimum total Cash Value, less Policy Indebtedness, of $15,000. Transfers for purposes of dollar cost averaging can only be made from the Money Market sub-account, Fixed Account, or the Limited Maturity Bond Portfolio sub-account. The minimum monthly dollar cost averaging transfer is $100. In addition, dollar cost averaging monthly transfers from the Fixed Account must be equal to or less than 1/30th of the Fixed Account value when the dollar cost averaging program is requested. Transfers out of the Fixed Account, other than for dollar cost averaging, may be subject to certain additional restrictions (see "Transfers" above). A written election of this service, on a form provided by the Company, must be completed by the Policy Owner in order to begin transfers. Once elected, transfers from the Money Market sub-account, Fixed Account, or the Limited Maturity Bond Portfolio sub-account will be processed monthly until either the value in the Money Market sub-account, Fixed Account, or the Limited Maturity Bond Portfolio sub-account is completely depleted or the Policy Owner instructs the Company in writing to cancel the transfers.

The Company reserves the right to discontinue offering dollar cost averaging upon 30 days' written notice to Policy Owners however, any such discontinuation would not affect dollar cost averaging programs already commenced. The Company also reserves the right to assess a processing fee for this service.

Substitution of Securities

If shares of the Underlying Mutual Fund options should no longer be available for investment by the Variable Account or, if in the judgment of the Company's management further investment in such Underlying Mutual Funds should become inappropriate in view of the purposes of the Policy, the Company may substitute shares of another Underlying Mutual Fund for shares already purchased or to be purchased in the future by Net Premium payments under the Policy. No substitution of securities in the Variable Account may take place without prior approval of the Securities and Exchange Commission, and under such requirements as it and any state insurance department may impose.

Voting Rights

Voting rights under the Policies apply only with respect to Cash Value allocated to the sub-accounts of the Variable Account.

In accordance with its view of present applicable law, the Company will vote the shares of the Underlying Mutual Funds held in the Variable Account at regular and special meetings of the shareholders of the Underlying Mutual Funds in accordance with instructions received from Policy Owners. However, if the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Mutual Funds in its own right, the Company may elect to do so.

The Policy Owner shall have the voting interest under a Policy. The number of shares in each sub-account for which the Policy Owner may give voting instructions is determined by dividing any portion of the Policy's Cash Value derived from participation in that Underlying Mutual Fund by the net asset value of one share of that Underlying Mutual Fund.

The number of shares which a person has a right to vote will be determined as of a date chosen by the Company, but not more than 90 days prior to the meeting of the Underlying Mutual Fund. Voting instructions will be solicited by written communication prior to such meeting.

The Company will vote Underlying Mutual Fund shares in accordance with instructions received from the Policy Owners. Underlying Mutual Fund shares held by the Company or by the Variable Account as to which no timely instructions are received will be voted by the Company in the same proportion as the voting instructions which are received.

Each person having a voting interest in the Variable Account will receive periodic reports relating to investments of the Variable Account, the Underlying Mutual Funds' proxy material and a form with which to give such voting instructions.

Notwithstanding contrary Policy Owner voting instructions, the Company may vote Underlying Mutual Fund shares in any manner necessary to enable the Underlying Mutual Fund to: (1) make or refrain from making any change in the investments or investment policies for any of the Underlying Mutual Funds, if required by an insurance regulatory authority; (2) refrain from making any change in the investment policies or any investment adviser or principal underwriter of any portfolio which may be initiated by Policy Owners or the Underlying Mutual Fund's Board of Directors, provided the Company's disapproval of the change is reasonable and, in the case of a change in the investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or (3) enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

                         INFORMATION ABOUT THE POLICIES

Underwriting and Issuance

-Minimum Requirements for Issuance of a Policy

The Policies are designed to provide life insurance coverage and the flexibility to vary the amount and frequency of premium payments. At issue, the Policy Owner selects the initial Specified Amount and premium. The minimum Specified Amount is $50,000 ($100,000 in Pennsylvania and New Jersey). Policies may be issued to Insureds who are 80 or younger at the time of issue. Before issuing any Policy, the Company requires satisfactory evidence of insurability which may include a medical examination.

-Premium Payments

The Initial Premium for a Policy is payable in full at the Company's Home Office. Upon payment of an initial premium, temporary insurance may be provided, subject to a maximum amount. The effective date of permanent insurance coverage is dependent upon completion of all underwriting requirements, payment of Initial Premium, and delivery of the policy while the Insured is still living.

Premiums, other than the Initial Premium, may be made at any time while the Policy is in force subject to the limits described below. During the first three Policy Years, the total premium payments less any Policy Indebtedness, less any partial surrenders, and less any partial surrender fee must be greater than or equal to the Minimum Premium requirement in order to guarantee the Policy remains in force. The Minimum Premium requirement is equal to the monthly Minimum Premium multiplied by the number of completed policy months. The monthly Minimum Premium is shown on the Policy data page.

Each premium payment must be at least equal to the monthly Minimum Premium. Additional premium payments may be made at any time while the Policy is in force. However, the Company reserves the right to require satisfactory evidence of insurability before accepting any additional premium payment which results in an increase in the net amount at risk. Also, the Company will refund any portion of any premium payment which is determined to be in excess of the premium limit established by law to qualify the Policy as a contract for life insurance. The Company may also require that any existing Policy Indebtedness is repaid prior to accepting any additional premium payments. Additional premium payments or other changes to the contract, may jeopardize the Policy's non-modified endowment status. The Company will monitor premiums paid and other policy transactions and will notify the Policy Owner when non-modified endowment contract status is in jeopardy (see "Tax Matters").

Allocation of Cash Value

At the time a Policy is issued, its Cash Value will be based on the Nationwide Separate Account Trust Money Market Fund sub-account value or the Fixed Account as if the Policy had been issued and the Initial Net Premium invested on the date such premium was received in good order by the Company. When the Policy is issued, the Net Premiums will be allocated to the Nationwide Separate Account Trust Money Market Fund sub-account (for any Net Premiums allocated to a sub-account on the application) or the Fixed Account until the expiration of the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy. Net Premiums not designated for the Fixed Account will be placed in the Nationwide Separate Account Trust Money Market Sub-Account. At the expiration of the period in which the Policy Owner may exercise his or her short term right to cancel the Policy, shares of the Underlying Mutual Funds specified by the Policy Owner are purchased at net asset value for the respective sub-account(s). The Policy Owner may change the allocation of Net Premiums or may transfer Cash Value from one sub-account to another, subject to such terms and conditions as may be imposed by each Underlying Mutual Fund and as set forth in the prospectus. Net Premiums allocated to the Fixed Account at the time of application may not be transferred prior to the first Policy Anniversary (see "Transfers" and "Investments of the Variable Account").

The designation of investment allocations will be made by the prospective Policy Owner at the time of application for a Policy. The Policy Owner may change the way in which future Net Premiums are allocated by giving written notice to the Company. All percentage allocations must be in whole numbers, and must be at least 5%. The sum of allocations must equal 100%.

Short-Term Right to Cancel Policy

A Policy may be returned for cancellation and a full refund of premium within 10 days after the Policy is received, within 45 days after the application for insurance is signed, or within 10 days after the Company mails or delivers a Notice of Right of Withdrawal, whichever is latest. The Policy can be mailed or delivered to the registered representative who sold it, or to the Company. Immediately after such mailing or delivery, the Policy will be deemed void from the beginning. The Company will refund the total premiums paid within seven days after it receives the Policy. The scope of this right may vary by state. The exact policy provision approved or used in a particular state will be disclosed in any policy issued.

                                 POLICY CHARGES

Deductions from Premiums

The Company deducts a sales load from each premium payment received not to exceed 3.5% of each premium payment. On a current basis, the sales load is reduced to 1.5% on any portion of the annual premium paid in excess of the annual Break Point Premium. The total sales load actually deducted from any Policy will be equal to the sum of this front-end sales load plus any sales surrender charge that may be deducted from Policies that are surrendered.

The Company also pays any state premium taxes attributable to a particular policy when incurred by the Company. The Company expects to pay an average state premium tax rate of approximately 2.5% of premiums for all states, although such tax rates range from 0% to 4%. To reimburse the Company for the payment of state premium taxes associated with the Policies, the Company deducts a charge for state premium taxes equal to 2.5% of all premium payments received. This charge may be more or less than the amount actually assessed by the state in which a particular Policy Owner lives. The Company does not expect to make a profit from this charge.

Surrender Charges

The Company will deduct a Surrender Charge from the Policy's Cash Value for any Policy surrendered during the first nine Policy Years. The maximum initial Surrender Charge varies by issue age, sex, Specified Amount and underwriting classification and is calculated based on the initial Specified Amount. The following table illustrates the maximum initial Surrender Charge per $1,000 of initial Specified Amount for Policies which are issued on a standard basis (see Appendix 1 for specific examples).

                    Initial Specified Amount $50,000-$99,999

      Issue         Male             Female          Male         Female
       Age       Non-Tobacco      Non-Tobacco      Standard      Standard

       25          $7.776           $7.521          $8.369        $7.818
       35           8.817            8.398           9.811         8.891
       45          12.191           11.396          13.887        12.169
       55          15.636           14.011          18.415        15.116
       65          22.295           19.086          26.577        20.641

                       Initial Specified Amount $100,000+

      Issue         Male             Female          Male         Female
       Age       Non-Tobacco      Non-Tobacco      Standard      Standard

       25          $5.776           $5.521          $6.369        $5.818
       35           6.817            6.398           7.811         6.891
       45           9.691            8.896          11.387         9.669
       55          13.136           11.511          15.915        12.616
       65          21.295           18.086          25.577        19.641

The Surrender Charge is comprised of two components: an underwriting surrender charge and sales surrender charge. The underwriting surrender charge varies by issue age in the following manner:

                              Charge per $1,000 of
                            Initial Specified Amount

      Issue            Specified Amounts           Specified Amounts
       Age            less than $100,000           $100,000 or more
       0-35                  $6.00                        $4.00
      36-55                   7.50                         5.00
      56-80                   7.50                         6.50

The underwriting surrender charge is designed to cover the administrative expenses associated with underwriting and issuing the Policy, including the costs of processing applications, conducting medical exams, determining insurability and the Insured's underwriting class, and establishing policy records. The Company does not expect to profit from the underwriting surrender charges. The Surrender Charge may be insufficient to recover certain expenses related to the sale of the Policies. Unrecovered expenses are borne by the Company's general assets which may include profits, if any, from mortality and expense risk charges (see "Deductions from the Sub-Accounts"). Additional premiums and/or income earned on assets in the Variable Account have no effect on these charges. The remainder of the Surrender Charge which is not attributable to the underwriting surrender charge component represents the sales surrender charge component. In no event will this component exceed 26 1/2% of the lesser of the Guideline Level Premium required in the first year or the premiums actually paid in the first year. The purpose of the sales surrender charge component is to reimburse the Company for some of the expenses incurred in the distribution of the Policies. The Company also deducts 3.5% of each premium for sales load (see "Deductions from Premiums").

-Reductions to Surrender Charges

The Surrender Charges are reduced in subsequent Policy Years in the following manner:

                      Surrender Charge                          Surrender Charge
    Completed        as a % of Initial        Completed        as a % of Initial
  Policy Years       Surrender Charges       Policy Years      Surrender Charges
        0                   100%                  5                   60%
        1                   100%                  6                   50%
        2                    90%                  7                   40%
        3                    80%                  8                   30%
        4                    70%                  9+                   0%

Special guaranteed maximum Surrender Charges apply in Pennsylvania (see Appendix
1).

Deductions from Cash Value

The Company also deducts the following charges from the Policy's Cash Value on the Policy Date and each subsequent Monthly Anniversary Day:

      1.    monthly cost of insurance charges; plus

      2.    monthly cost of any additional benefits provided by riders; plus

      3.    monthly administrative expense charge; plus

      4. the increase charge per $1000 applied to any increase in the Specified Amount (see "Specified Amount Increases"). The increase charge is $2.04 per year per $1000 and is shown on the Policy data page. This charge is designed to cover the costs associated with increasing the Specified Amount (see "Policy Charges"). This charge will be deducted on each Monthly Anniversary Day for the first 12 months after the increase becomes effective.

These deductions will be charged proportionately to the Cash Value in each Variable Account sub-account and the Fixed Account.

-Monthly Cost of Insurance

The monthly cost of insurance charge for each policy month is determined by multiplying the monthly cost of insurance rate by the net amount at risk. The net amount at risk is the difference between the death benefit and the Policy's Cash Value, each calculated at the beginning of the policy month.

If death benefit Option 1 is in effect and there have been increases in the Specified Amount, then the Cash Value shall first be considered a part of the initial Specified Amount. If the Cash Value exceeds the initial Specified Amount, it shall then be considered a part of the additional increases in Specified Amount resulting from the increases in the order of the increases.

Monthly cost of insurance rates will not exceed those guaranteed in the Policy. Guaranteed cost of insurance rates for Policies issued on Specified Amounts less than $100,000 are based on the 1980 Commissioners Extended Term Mortality Table, Age Last Birthday (1980 CET). Guaranteed cost of insurance rates for Policies issued on Specified Amounts $100,000 or more are based on the 1980 Commissioners Standard Ordinary Mortality Table, Age Last Birthday (1980 CSO). Guaranteed cost of insurance rates for Policies issued on a substandard basis are based on appropriate percentage multiples of the 1980 CSO. These mortality tables are sex distinct. In addition, separate mortality tables will be used for standard and non-tobacco.

For Policies issued in Texas on a standard basis ("Special Class - Standard" in Texas), guaranteed cost of insurance rates for Specified Amounts less than $100,000 are based on 130% of the 1980 Commissioners Standard Ordinary Mortality Table, Age Last Birthday (1980 CSO).

The rate class of an Insured may affect the cost of insurance rate. The Company currently places Insureds into both standard rate classes and substandard classes that involve a higher mortality risk. In an otherwise identical Policy, an Insured in the standard rate class will have a lower cost of insurance than an Insured in a rate class with higher mortality risks. The Company may also issue certain Policies on a "Non Medical" basis to certain categories of individuals. Due to the underwriting criteria established for Policies issued on a Non Medical basis, actual rates will be higher than the current cost of insurance rates being charged under Policies that are medically underwritten.

-Monthly Administrative Charge

The Company deducts a monthly Administrative Expense Charge to reimburse it for certain expenses related to maintenance of the Policies, accounting and record keeping and periodic reporting to Policy Owners. This charge is designed only to reimburse the Company for certain actual administrative expenses. The Company does not expect to recover from this charge any amount in excess of aggregate maintenance expenses. Currently, this charge is $12.50 per month in the first year, $5 per month in renewal years. The Company may at its sole discretion increase this charge. However, the Company guarantees that this charge will never exceed $25 per month in the first year and $7.50 per month in renewal years.

-Increase Charge

The Increase Charge is comprised of two components: an underwriting and administration charge as well as a sales charge (see "Specified Amount Increases"). The underwriting and administration charge is $1.50 per year per $1000. This charge is to cover the cost of underwriting the increases and any processing expenses. The Company does not expect to profit from this charge. The sales charge is equal to .54 per year per $1000 and reimburses the Company for expenses incurred in distribution.

Deductions from the Sub-Accounts

The Company assumes certain risks for guaranteeing the mortality and expense charges. The mortality risks assumed under the Policies is that the Insured may not live as long as expected. The expense risk assumed is that the actual expenses incurred in issuing and administering the Policies may be greater than expected. In addition, the Company assumes risks associated with the non-recovery of policy issue, underwriting and other administrative expenses due to Policies which lapse or are surrendered in the early Policy Years.

To compensate the Company for assuming these risks associated with the Policies, the Company deducts on a daily basis from the assets of the Variable Account a charge to provide for mortality and expense risks. This charge is equivalent to an annual effective rate of 0.80% of the daily net assets of the Variable Account. On each Policy Anniversary beginning with the 10th, the mortality and expense risk charge is reduced to 0.50% on an annual basis of the daily net assets of the Variable Account, provided the Cash Surrender Value is $25,000 or more on such anniversary. (For policies issued in New York, such reduction occurs regardless of the amount of Cash Surrender Value on such anniversary). To the extent that future levels of mortality and expenses are less than or equal to those expected, the Company may realize a profit from this charge. The Surrender Charge may be insufficient to recover certain expenses related to the sale of the Policies. Unrecovered expenses are born by the Company's general assets which may include profits, if any, from mortality and expense risk charges (see "Surrender Charges").

The Company does not currently assess any charge for income taxes incurred by the Company as a result of the operations of the sub-accounts of the Variable Account (see "Taxation of the Company"). The Company reserves the right to assess a charge for such taxes against the Variable Account if the Company determines that such taxes will be incurred.

Reduction of Charges

The Policy is available for purchase by individuals, corporations and other groups. For group or sponsored arrangements (including employees of the Company and their family members) and for special exchange programs which the Company may make available from time to time, the Company reserves the right to reduce or eliminate the sales load, surrender charge, monthly administrative charge, monthly cost of insurance charges or other charges normally assessed on certain multiple life cases where it is expected that the size or nature of such cases will result in savings of sales, underwriting, administrative or other costs.

Eligibility for and the amount of these reductions will be determined by a number of factors, including the number of Insureds, the total premium expected to be paid, total assets under management for the Policy Owner, the nature of the relationship among individual Insureds, the purpose for which the Policies are being purchased, the expected persistency of individual Policies, and any other circumstances which, in the opinion of the Company is rationally related to the expected reduction in expenses. The extent and nature of reductions may change from time to time. Any variations in the charge structure will be determined in a uniform manner reflecting differences in costs of services and not unfairly discriminatory to Policy Owners.

                            HOW THE CASH VALUE VARIES

On any date during the Policy Year, the Cash Value equals the Cash Value on the preceding Valuation Date, plus any Net Premium applied since the previous Valuation Date, minus any partial surrenders, plus or minus any investment results, and less any Policy Charges.

There is no guaranteed Cash Value. The Cash Value will vary with the investment experience of the Variable Account and/or the daily crediting of interest in the Fixed Account and Policy Loan Account depending on the allocation of Cash Value by the Policy Owner.

How the Investment Experience is Determined

The Cash Value in each sub-account is converted to Accumulation Units of that sub-account. The conversion is accomplished by dividing the amount of Cash Value allocated to a sub-account by the value of an Accumulation Unit for the sub-account of the Valuation Period during which the allocation occurs.

The value of an Accumulation Unit for each sub-account was arbitrarily set initially at $10 when the Underlying Mutual Fund shares in that sub-account were available for purchase. The value for any subsequent Valuation Period is determined by multiplying the Accumulation Unit value for each sub-account for the immediately preceding Valuation Period by the Net Investment Factor for the sub-account during the subsequent Valuation Period. The value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. The number of Accumulation Units will not change as a result of investment experience.

Net Investment Factor

The Net Investment Factor for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result where:

(a)   is the net of:

      (1) the net asset value per share of the Underlying Mutual Fund held in the sub-account determined at the end of the current Valuation Period, plus

      (2) the per share amount of any dividend or capital gain distributions made by the Underlying Mutual Fund held in the sub-account if the "ex-dividend" date occurs during the current Valuation Period.

(b)   is the net of:

      (1) the net asset value per share of the Underlying Mutual Fund held in the Sub-Account determined at the end of the immediately preceding Valuation Period, plus or minus

      (2) the per share charge or credit, if any, for any taxes reserved for in the immediately preceding Valuation Period (see "Charge For Tax Provisions").

(c) is a factor representing the daily Mortality and Expense Risk Charge deducted from the Variable Account. Such factor is equal to an annual rate of 0.80% of the daily net asset value of the Variable Account. On each Policy Anniversary beginning with the 10th, the mortality and expense risk charge is reduced to 0.50% on an annual basis of the daily net assets of the Variable Account, provided the Cash Surrender Value is $25,000 or more on such anniversary. For Policies issued in New York, such reduction occurs regardless of the amount of Cash Surrender Value on such anniversary.

For Underlying Mutual Fund options that credit dividends on a daily basis and pay such dividends once a month, the Net Investment Factor allows for the monthly reinvestment of these daily dividends.

The Net Investment Factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease. It should be noted that changes in the Net Investment Factor may not be directly proportional to changes in the net asset value of Underlying Mutual Fund shares, because of the deduction for Mortality and Expense Risk Charge, and any charge or credit for tax reserves.

Valuation of Assets

Underlying Mutual Fund shares in the Variable Account will be valued at their net asset value.

Determining the Cash Value

The sum of the value of all Variable Account Accumulation Units attributable to the Policy and amounts credited to the Fixed Account is the Cash Value. The number of Accumulation Units credited per each sub-account are determined by dividing the net amount allocated to the sub-account by the Accumulation Unit Value for the sub-account for the Valuation Period during which the premium is received by the Company. In the event part or all of the Cash Value is surrendered or charges or deductions are made against the Cash Value, an appropriate number of Accumulation Units from the Variable Account and an appropriate amount from the Fixed Account will be deducted in the same proportion that the Policy Owner's interest in the Variable Account and the Fixed Account bears to the total Cash Value.

The Cash Value in the Fixed Account and the Policy Loan Account is credited with interest daily at an effective annual rate which the Company periodically declares. The annual effective rate will never be less than 4%. Upon request, the Company will inform the Policy Owner of the then applicable rates for each account.

Valuation Periods and Valuation Dates

A Valuation Period is the period commencing at the close of business on the New York Stock Exchange and ending at the close of business for the next succeeding Valuation Date. A Valuation Date is each day that the New York Stock Exchange and the Company's Home Office are open for business or any other day during which there is sufficient degree of trading that the current net asset value of the Accumulation Units might be materially affected.

                        SURRENDERING THE POLICY FOR CASH

Right to Surrender

The Policy Owner may surrender the Policy in full at any time while the Insured is living and receive its Cash Surrender Value. The cancellation will be effective as of the date the Company receives a proper written request for cancellation and the Policy. Such written request must be signed and, where permitted, the signature guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange, or by a Commercial Bank or a Savings and Loan, which is a member of the Federal Deposit Insurance Corporation. In some cases, the Company may require additional documentation of a customary nature.

Cash Surrender Value

The Cash Surrender Value increases or decreases daily to reflect the investment experience of the Variable Account and the daily crediting of interest in the Fixed Account and the Policy Loan Account. The Cash Surrender Value equals the Policy's Cash Value, next computed after the date the Company receives a proper written request for surrender and the Policy, minus any charges, Indebtedness or other deductions due on that date, which may also include a Surrender Charge.

Partial Surrenders

After the Policy has been in force for one year, the Policy Owner may request a partial surrender. Partial surrenders will be permitted only if they satisfy the following requirements:

      1.    The minimum partial surrender is $500;

      2. The partial surrender may not reduce the Specified Amount to less than $50,000;

      3. After the partial surrender, the Cash Surrender Value is greater than $500 or an amount equal to three times the current monthly deduction if higher;

      4. The maximum total partial surrenders in any policy year are limited to 10% of the total premium payments. On a current basis, this requirement is waived in years 15 and beyond provided the Cash Surrender Value is $10,000 or more after the withdrawal; and

      5. After the partial surrender, the Policy continues to qualify as life insurance.

When a partial surrender is made, the Cash Value is reduced by the amount of the partial surrender. Under Death Benefit Option 1, the Specified Amount is reduced by the amount of the partial surrender, unless the Death Benefit is based on the applicable percentage of Cash Value. In such a case, a partial surrender will decrease the Specified Amount by the amount by which the partial surrender exceeds the difference between the Death Benefit and Specified Amount.

Surrender charges will be waived for any partial surrenders which satisfy the above conditions. Certain partial surrenders may result in currently taxable income and tax penalties (see "Tax Matters").

Maturity Proceeds

The Maturity Date is the Policy Anniversary on or next following the Insured's 95th birthday. The maturity proceeds will be payable to the Policy Owner on the Maturity Date provided the Policy is still in force. The Maturity Proceeds will be equal to the amount of the Policy's Cash Value, less any Indebtedness.

Income Tax Withholding

Federal law requires the Company to withhold income tax from any portion of surrender proceeds that is subject to tax, unless the Policy Owner advises the Company, in writing, of his or her request not to withhold.

If the Policy Owner requests that the Company not withhold taxes, or if the taxes withheld are insufficient, the Policy Owner may be liable for payment of an estimated tax. The Policy Owner should consult his or her tax advisor.

In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following: (1) the value each year of the life insurance protection provided, (2) an amount equal to any employer-paid premiums; or (3) some or all of the amount by which the current value exceeds the employer's interest in the Contract. Participants should consult with the sponsor or the administrator of the Plan, and/or with their personal tax or legal advisor, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

                                  POLICY LOANS

Taking a Policy Loan

After the first Policy Year, the Policy Owner may take a Policy loan using the Policy as security. Maximum Policy Indebtedness is limited to 90% of the Cash Value less Surrender Charge less interest due on the next Policy Anniversary. Maximum Policy Indebtedness, in Texas, is limited to 90% of the Cash Value in the sub-accounts and 100% of the Cash Value in the Fixed Account less Surrender Charge less interest due on the next Policy Anniversary. The Company will not grant a loan for an amount less than $200. Should the Death Proceeds become payable, the Policy be surrendered, or the Policy mature while a loan is outstanding, the amount of Policy Indebtedness will be deducted from the death benefit, Cash Surrender Value or the maturity value, respectively.

Any request for a Policy loan must be in written form satisfactory to the Company. The request must be signed and, where permitted, the signature guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange; or by a Commercial Bank or a Savings and Loan which is a member of the Federal Deposit Insurance Corporation. Certain policy loans may result in currently taxable income and tax penalties (see "Tax Matters").

A Policy Owner considering the use of policy loans in connection with his or her retirement income plan should consult his or her personal tax adviser regarding potential tax consequences that may arise if necessary payments are not made to keep the Policy from lapsing. The amount of such payments necessary to prevent the Policy from lapsing would increase with age (see "Tax Matters").

Effect on Investment Performance

When a loan is made, an amount equal to the amount of the loan is transferred from the Variable Account to the Policy Loan Account. If the assets relating to a Policy are held in more than one sub-account, withdrawals from sub-accounts will be made in proportion to the assets in each Variable sub-account at the time of the loan. Policy loans will be transferred from the Fixed Account only when insufficient amounts are available in the

Variable sub-accounts. The amount taken out of the Variable Account will not be affected by the Variable Account's investment experience while the loan is outstanding.

Interest

On a current basis, policy loans are credited with an annual effective rate of 5.1% during policy years 2 through 14 and an annual effective rate of 6% during the 15th and subsequent policy years. The rate is guaranteed never to be lower than 5.1%. The Company may change the current interest crediting rate on policy loans at any time at its sole discretion. The loan interest rate is 6% per year for all Policy loans. In the event that it is determined that such loans will be treated, as a result of the differential between the interest crediting rate and the loan interest rate, as taxable distributions under any applicable ruling, regulation, or court decision, the Company retains the right to increase the net cost (by decreasing the interest crediting rate) on all subsequent policy loans to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by such ruling, regulation, or court decision, the amount will be that which the Company considers to be more likely to result in the transaction being treated as a loan under Federal tax law.

Amounts transferred to the Policy Loan Account will earn interest daily from the date of transfer. The earned interest is transferred from the Policy Loan Account to a Variable Account or the Fixed Account on each Policy Anniversary, at the time a new loan is requested, or at the time of loan repayment. It will be allocated according to the Fund allocation factors in effect at the time of the transfer.

Interest is charged daily and is payable at the end of each Policy Year or at the time of loan repayment. Unpaid interest will be added to the existing Policy Indebtedness as of the due date and will be charged interest at the same rate as the rest of the Indebtedness.

Whenever the total Policy Indebtedness exceeds the Cash Value less any Surrender Charges, the Company will send a notice to the Policy Owner and the assignee, if any. The Policy will terminate without value 61 days after the mailing of the notice unless a sufficient repayment is made during that period. A repayment is sufficient if it is large enough to reduce the total Policy Indebtedness to an amount equal to the total Cash Value less any Surrender Charges plus an amount sufficient to continue the Policy in force for 3 months.

Effect on Death Benefit and Cash Value

A Policy loan, whether or not repaid, will have a permanent effect on the Death Benefit and Cash Value because the investment results of the Variable Account or the Fixed Account will apply only to the non-loaned portion of the Cash Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Variable Account or the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.

Repayment

All or part of the Indebtedness may be repaid at any time while the Policy is in force during the Insured's lifetime. Any payment intended as a loan repayment, rather than a premium payment, must be identified as such. Loan repayments will be credited to the Variable sub-accounts and the Fixed Account in proportion to the Policy Owner's Underlying Mutual Fund allocation factors in effect at the time of the repayment. Each repayment may not be less than $50. The Company reserves the right to require that any loan repayments resulting from Policy loans transferred from the Fixed Account must be first allocated to the Fixed Account.

                          HOW THE DEATH BENEFIT VARIES

Calculation of the Death Benefit

At issue, the Policy Owner selects the Specified Amount.

While the Policy is in force, the death benefit will never be less than the Specified Amount. The death benefit may vary with the Cash Value of the Policy, which depends on investment performance.

The Policy Owner may choose one of two death benefit options. Under Option 1, the death benefit will be the greater of the Specified Amount or the Applicable Percentage of Cash Value. Under Option 1, the amount of the death benefit will ordinarily not change for several years to reflect the investment performance and may not change at all. If investment performance is favorable the amount of death benefit may increase. To see how and when investment performance will begin to affect death benefits, please see the illustrations. Under Option 2, the death benefit will be the greater of the Specified Amount plus the Cash Value, or the Applicable Percentage of Cash Value and will vary directly with the investment performance.

      The term "Applicable Percentage" means:

      1. 250% when the Insured is Attained Age 40 or less at the beginning of a Policy Year; and

      2. when the Insured is above Attained Age 40, the percentage shown in the "Applicable Percentage of Cash Value Table."

                    APPLICABLE PERCENTAGE OF CASH VALUE TABLE

  Attained    Percentage     Attained    Percentage     Attained    Percentage
     Age     of Cash Value     Age      of Cash Value     Age      of Cash Value

   0-40          250%           60          130%           80          105%
     41          243%           61          128%           81          105%
     42          236%           62          126%           82          105%
     43          229%           63          124%           83          105%
     44          222%           64          122%           84          105%


     45          215%           65          120%           85          105%
     46          209%           66          119%           86          105%
     47          203%           67          118%           87          105%
     48          197%           68          117%           88          105%
     49          191%           69          116%           89          105%

     50          185%           70          115%           90          105%
     51          178%           71          113%           91          104%
     52          171%           72          111%           92          103%
     53          164%           73          109%           93          102%
     54          157%           74          107%           94          101%

     55          150%           75          105%           95          100%
     56          146%           76          105%
     57          142%           77          105%
     58          138%           78          105%
     59          134%           79          105%

Proceeds Payable on Death

The actual Death Proceeds payable on the Insured's death will be the death benefit as described above, less any Policy Indebtedness and less any unpaid Policy Charges. Under certain circumstances, the Death Proceeds may be adjusted (see "Incontestability", "Error in Age or Sex", and "Suicide").

                  RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY

The Policy Owner may exchange the Policy for a flexible premium adjustable life insurance policy offered by the Company on the Policy Date. The benefits for the new policy will not vary with the investment experience of a separate account. The exchange must be elected within 24 months from the Policy Date. No evidence of insurability will be required.

The Policy Owner and Beneficiary under the new policy will be the same as those under the exchanged Policy on the effective date of the exchange. The new policy will have a death benefit on the exchange date not more than the death benefit of the original Policy immediately prior to the exchange date. The new policy will have the same Policy Date and issue age as the original Policy. The initial Specified Amount and any increases in Specified Amount will have the same rate class as those of the original Policy. Any Indebtedness may be transferred to the new policy.

The exchange may be subject to an equitable adjustment in rates and values to reflect variances, if any, in the rates and values between the two Policies. After adjustment, if any excess is owed the Policy Owner, the Company will pay the excess to the Policy Owner in cash. The exchange may be subject to federal income tax withholding (see "Income Tax Withholding").

                          CHANGES OF INVESTMENT POLICY

The Company may materially change the investment policy of the Variable Account. The Company must inform the Policy Owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which may disapprove it if deemed detrimental to the interests of the Policy Owners or if it renders the Company's operations hazardous to the public. If a Policy Owner objects, the Policy may be converted to a substantially comparable General Account life insurance policy offered by the Company on the life of the Insured. The Policy Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. The Company will not require evidence of insurability for this conversion.

The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance not exceeding the death benefit of the Policy converted on the date of such conversion.

                                  GRACE PERIOD

-First Three Policy Years

This Policy will not lapse during the first three Policy Years provided that on each Monthly Anniversary Day (1) is greater than or equal to (2) where:

      (1) Is the sum of all premiums paid to date minus any Policy Indebtedness, minus any partial surrenders, and minus any partial surrender fee; and

      (2) Is the sum of monthly Minimum Premiums required since the Policy Date including the monthly Minimum Premium for the current Monthly Anniversary Day.

If (1) is less than (2) and the Cash Surrender Value is less than zero, a Grace Period of 61 days from the Monthly Anniversary Day will be allowed for the payment of sufficient premium to satisfy the Minimum Premium requirement. If sufficient premium is not paid by the end of the Grace Period, the Policy will lapse without value. In any event the Policy will not lapse as long as there is a positive Cash Surrender Value.

-Policy Years Four and After

If the Cash Surrender Value on a Monthly Anniversary Day is not sufficient to cover the current Policy Charges, a Grace Period of 61 days from the Monthly Anniversary Day will be allowed for the payment of sufficient premium to cover the current Policy Charges due plus an amount equal to three times the current monthly deduction.

-All Policy Years

The Company will send such a notice at the start of the Grace Period to the Policy Owner's last known address. If the Insured dies during the Grace Period, the Company will pay the Death Proceeds.

                                  REINSTATEMENT

If the Grace Period ends and the Policy Owner has neither paid the required premium nor surrendered the Policy for its Cash Surrender Value, the Policy Owner may reinstate the Policy by:

      1. submitting a written request at any time within 3 years after the end of the Grace Period and prior to the Maturity Date;

      2.    providing evidence of insurability satisfactory to the Company;

      3. paying an amount of premium equal to the sum of the Minimum Monthly Premiums missed since the beginning of the Grace Period, if your Policy terminated in the first three policy years;

      4. paying sufficient premium to cover all policy charges that were due and unpaid during the Grace Period if your Policy terminated in the fourth or later policy year;

      5. paying sufficient premium to keep the Policy in force for 3 months from the date of reinstatement; and

      6. paying or reinstating any Indebtedness against the Policy which existed at the end of the Grace Period.

The effective date of a reinstated Policy will be the Monthly Anniversary Day on or next following the date the application for reinstatement is approved by the Company. If your Policy is reinstated, the Cash Value on the date of reinstatement, but prior to applying any premiums or loan repayments received, will be set equal to the lesser of:

      1.    the Cash Value at the end of the Grace Period; or

      2. the Surrender Charge for the Policy Year in which the Policy was reinstated.

Unless the Policy Owner has provided otherwise, all amounts will be allocated based on the Underlying Mutual Fund allocation factors in effect at the start of the Grace Period.

                            THE FIXED ACCOUNT OPTION

Under exemptive and exclusionary provisions, interests in the Company's General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein is subject to the provisions of these Acts, and the Company has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus relating to the Fixed Account option. Disclosures regarding the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws concerning the accuracy and completeness of statements made in prospectuses.

As explained earlier, a Policy Owner may elect to allocate or transfer all or part of the Cash Value to the Fixed Account and the amount allocated or transferred becomes part of the Company's General Account. The Company's General Account consists of all assets of the Company other than those in the Variable Account and in other separate accounts that have been or may be established by the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of the General Account, and Policy Owners do not share in the investment experience of those assets. The Company guarantees that the part of the Cash Value invested under the Fixed Account option will accrue interest daily at an effective annual rate that the Company declares periodically. The Fixed Account crediting rate will not be less than an effective annual rate of 4%. Upon request the Company will inform a Policy Owner of the then applicable rate. The Company is not obligated to credit interest at a higher rate.

                     CHANGES IN EXISTING INSURANCE COVERAGE

The Policy Owner may request certain changes in the insurance coverage under the Policy. Any request must be in writing and received at the Company's Home Office. No change will take effect unless the Cash Surrender Value, after the change, is sufficient to keep the Policy in force for at least 3 months.

Specified Amount Increases

After the first Policy Year, the Policy Owner may request an increase to the Specified Amount. Any increase will be subject to the following conditions:

      1.    the request must be applied for in writing;

      2.    satisfactory evidence of insurability must be provided;

      3.    the increase must be for a minimum of $10,000;

      4. the Cash Surrender Value is sufficient to continue the Policy in force for at least 3 months; and

      5.    age limits are the same as for a new issue.

Any approved increase will have an effective date of the Monthly Anniversary Day on or next following the date the Company approves the supplemental application. The Company reserves the right to limit the number of Specified Amount increases to one each Policy Year.

Specified Amount Decreases

After the first Policy Year, the Policy Owner may also request a decrease to the Specified Amount. Any approved decrease will be effective on the Monthly Anniversary Day on or next following the date the Company receives the request. Any such decrease shall reduce insurance in the following order:

      1.    against insurance provided by the most recent increase;

      2.    against the next most recent increases successively; and

      3.    against insurance provided under the original application.

The Company reserves the right to limit the number of Specified Amount decreases to one each Policy Year. The Company will refuse a request for a decrease which would:

      1. reduce the Specified Amount to less than $50,000 ($100,000 in New Jersey and Pennsylvania); or

      2.    disqualify the Policy as a contract for life insurance.

Changes in the Death Benefit Option

After the first Policy Year, the Policy Owner may change the death benefit option under the Policy. If the change is from Option 1 to Option 2, the Specified Amount will be decreased by the amount of the Cash Value. If the change is from Option 2 to Option 1, the Specified Amount will be increased by the amount of the Cash Value. Evidence of insurability is not required for a change from Option 2 to Option 1. The Company reserves the right to require evidence of insurability for a change from Option 1 to Option 2. The effective date of the change will be the Monthly Anniversary Day on or next following the date the Company approves the request for change. Only one change of option is permitted per Policy Year. A change in death benefit option will not be permitted if it results in the total premiums paid exceeding the then current maximum premium limitations prescribed by the Internal Revenue Service to qualify the Policy as a life insurance contract.

                             OTHER POLICY PROVISIONS

Policy Owner

While the Insured is living, all rights in this Policy are vested in the Policy Owner named in the application or as subsequently changed, subject to assignment, if any.

The Policy Owner may name a contingent Policy Owner or a new Policy Owner while the Insured is living. Any change must be in a written form satisfactory to the Company and recorded at the Company's Home Office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by the Company before it was recorded. The Company may require that the Policy be submitted for endorsement before making a change.

If the Policy Owner is other than the Insured and names no contingent Policy Owner, and dies before the Insured, the Policy Owner's rights in this Policy belong to the Policy Owner's estate.

Beneficiary

The Beneficiary(ies) shall be as named in the application or as subsequently changed, subject to assignment, if any.

The Policy Owner may name a new Beneficiary while the Insured is living. Any change must be in a written form satisfactory to the Company and recorded at the Company's Home Office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by the Company before it was recorded.

If any Beneficiary predeceases the Insured, that Beneficiary's interest passes to any surviving Beneficiary(ies), unless otherwise provided. Multiple Beneficiaries will be paid in equal shares, unless otherwise provided. If no named Beneficiary survives the Insureds, the Death Proceeds shall be paid to the Policy Owner or the Policy Owner's estate.

Assignment

While the Insured is living, the Policy Owner may assign his or her rights in the Policy. The assignment must be in writing, signed by the Policy Owner and recorded by the Company at its Home Office. Any assignment will not affect any payments made or actions taken by the Company before it was recorded. The Company is not responsible for any assignment not submitted for recording, nor is the Company responsible for the sufficiency or validity of any assignment. The assignment will be subject to any Indebtedness owed to the Company before it was recorded.

Incontestability

The Company will not contest payment of the Death Proceeds based on the initial Specified Amount after the Policy has been in force during the Insured's lifetime for 2 years from the Policy Date. For any increase in Specified Amount requiring evidence of insurability, the Company will not contest payment of the Death Proceeds based on such an increase after it has been in force during the Insured's lifetime for 2 years from its effective date.

Error in Age or Sex

If the age or sex of the Insured has been misstated, the affected benefits will be adjusted. The amount of the death benefit will be 1. multiplied by 2. and then the result added to 3., where:

      1. is the amount of the death benefit at the time of the Insured's death reduced by the amount of the Cash Value at the time of the Insured's death;

      2. is the ratio of the monthly cost of insurance applied in the policy month of death and the monthly cost of insurance that should have been applied at the true age and sex in the policy month of death; and

      3.    is the Cash Value at the time of the Insured's death.

Suicide

If the Insured dies by suicide, while sane or insane, within two years from the Policy Date, the Company will pay no more than the sum of the premiums paid, less any Indebtedness. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than the amount paid for such additional benefit.

Nonparticipating Policies

These are nonparticipating Policies on which no dividends are payable. These Policies do not share in the profits or surplus earnings of the Company.

Riders

A rider may be added as an addition to the Policy. Riders currently include:

      1.    Maturity Extension Endorsement;

      2.    Spouse Rider;

      3.    Child Rider;

      4.    Waiver of Monthly Deductions Rider;

      5.    Accidental Death Benefit Rider;

      6.    Base Insured Term Rider;

      7.    Accelerated Death Benefit Rider;

      8.    Change of Insured Rider; and

      9.    Guaranteed Minimum Death Benefit Rider.

Rider availability varies by state.

                              LEGAL CONSIDERATIONS

On July 6, 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. This decision applies only to benefits derived from premiums made on or after August 1, 1983. The Policies offered by this prospectus are based upon actuarial tables which distinguish between men and women and thus the Policies provide different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing this Policy.

                          DISTRIBUTION OF THE POLICIES

The Policies will be sold by licensed insurance agents in those states where the Policies may lawfully be sold. Such agents will be registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are member firms of the National Association of Securities Dealers, Inc. ("NASD"). The Policies will be distributed by the General Distributor, Nationwide Advisory Services, Inc. NAS acts as general distributor for the Nationwide Multi-Flex Variable Account, Nationwide DC Variable Account, Nationwide DCVA-II, Nationwide Variable Account-II, Nationwide Variable Account-5, Nationwide Variable Account-6, Nationwide Variable Account-8, Nationwide VA Separate Account-A, Nationwide VA Separate Account-B, Nationwide VA Separate Account-C, Nationwide VL Separate Account-A, Nationwide VL Separate Account-B, Nationwide VLI Separate Account-2, Nationwide VLI Separate Account-3, NACo Variable Account and the Nationwide Variable Account, all of which are separate investment accounts of the Company or its affiliates. NAS is a wholly owned subsidiary of the Company.

NAS also acts as principal underwriter for the Nationwide Investing Foundation, Nationwide Separate Account Trust, Financial Horizons Investment Trust, Nationwide Investing Foundation II and Nationwide Asset Allocation Trust, which are open-end management investment companies.

Gross first year commissions plus any expense allowance payments paid by the Company on the sale of these policies provided by the General Distributor will not exceed 80% of the target Premium plus 4% of any excess premium payments. Gross renewal commissions in years 2-10 paid by the Company will not exceed 4% of actual premium payment, and will not exceed 1% in years 11+.

                               CUSTODIAN OF ASSETS

The Company serves as the Custodian of the assets of the Variable Account.

                                   TAX MATTERS

Policy Proceeds

Section 7702 of the Code provides that if certain tests are met, a Policy will be treated as a life insurance policy for federal tax purposes. The Company will monitor compliance with these tests. The Policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the Death Proceeds payable under a Policy are excludable from gross income of the beneficiary under Section 101 of the Code.

Section 7702A of the Code defines modified endowment contracts as those policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums (see "Information about the Policies"). The Code provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts (other than certain distributions to terminally ill or chronically ill individuals) are subject to federal income taxes a manner similar to the way annuities are taxed. Modified endowment contract distributions are defined by the Code as amounts not received as an annuity and are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. A 10% tax penalty generally applies to the taxable portion of such distributions unless the Policy Owner is over age 59 1/2 or disabled or the distribution is part of an annuity to the Policy Owner as defined in the Code. Under certain circumstances, certain distributions made under a Policy on the life of a "terminally ill individual" or a "chronically ill individual," as those terms are defined in the Code, are excludible from gross income.

The Policies offered by this prospectus may or may not be issued as modified endowment contracts. The Company will monitor premiums paid and will notify the Policy Owner when the policy's non-modified endowment status is in jeopardy. If a Policy is not a modified endowment contract, a cash distribution during the first 15 years after a Policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the Owner pursuant to
Section 7702(f)(7) of the Code. The Policy Owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the policy. Under certain conditions, a Policy may become a modified endowment as a result of a material change or a reduction in benefits as defined by Section 7702A(c) of the Code.

In addition to meeting the tests required under Sections 7702, Section 817(h) of the Code requires that the investments of separate accounts such as the Variable Account be adequately diversified. Regulations under 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the Policy Owner or the Company pays an amount to the Internal Revenue Service. The amount will be based on the tax that would have been paid by the Policy Owner if the income, for the period the policy was not diversified, had been received by the Policy Owner. If the failure to diversify is not corrected in this manner, the Policy Owner will be deemed the owner of the underlying securities and taxed on the earnings of his or her account.

Representatives of the Internal Revenue Service have suggested, from time to time, that the number of Underlying Mutual Funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment. No formal guidance has been issued in this area. Should the Secretary of the Treasury issue additional rules or regulations limiting the number of Underlying Mutual Funds, transfers between Underlying Mutual Funds, exchanges of Underlying Mutual Funds or changes in investment objectives of Underlying Mutual Funds such that the Policy would no longer qualify as life insurance under Section 7702 of the Code, the Company will take whatever steps are available to remain in compliance.

The Company will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the sub-account investments to remain in compliance.

A total surrender or cancellation of the Policy by lapse or the maturity of the Policy on its Maturity Date may have adverse tax consequences. If the amount received by the Policy Owner plus total Policy Indebtedness exceeds the premiums paid into the Policy, the excess generally will be treated as taxable income, regardless of whether or not the Policy is a modified endowment contract.

- Federal Estate and Generation-Skipping Transfer Taxes

The federal estate tax is integrated with the federal gift tax under a unified tax rate schedule. In general, an estate of less than $600,000 (inclusive of certain predeath gifts) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes, for certain amounts that pass to the surviving spouse.

When the Insured dies, the death benefit will generally be included in the lnsured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the Insured's estate; or (2) the Insured held any "incident of ownership" in the Policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the Policy Owner, such as the right to borrow on the Policy, or the right to name a new Beneficiary.

If the Policy Owner (whether or not he or she is the Insured) transfers ownership of the Policy to another person, such transfer may be subject to a federal gift tax. In addition, if such Policy Owner transfers the Policy to someone two or more generations younger than the Policy Owner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"), the taxable amount being the value of the Policy.

Similarly, if the Beneficiary is two or more generations younger than the Insured, the payment of the Death Proceeds at the death of the Insured may be subject to the GSTT. Pursuant to regulations recently promulgated by the U.S. Treasury Department, the Company may be required to withhold a portion of the Death Proceeds and pay them directly to the Internal Revenue Service as the GSTT liability.

The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes.

The tax rate is a flat rate equal to the maximum estate tax rate (currently 55%), and there is a provision for an aggregate $1 million exemption. Due to the complexity of these rules, the Policy Owner should consult with counsel and other competent advisors regarding these taxes,

- Non-Resident Aliens

Distributions to nonresident aliens ("NRAs") are generally subject to federal income tax and tax withholding, at a statutory rate of 30% of the amount of income that is distributed. The Company is required to withhold such amount from the Distribution and remit it to the Internal Revenue Service. Distributions to certain NRAs may be subject to lower, or in certain instances zero, tax and withholding rates, if the United States has entered into an applicable treaty. However, in order to obtain the benefits of such treaty provisions, the NRA must give to the Company sufficient proof of his or her residency and citizenship in the form and manner prescribed by the Internal Revenue Service. In addition, for any Distribution made after December 31, 1997, the NRA must obtain an individual Taxpayer Identification Number from the Internal Revenue Service, and furnish that number to the Company prior to the Distribution. If the Company does not have the proper proof of citizenship or residency and (for Distributions after December 31, 1997) a proper individual Taxpayer Identification Number prior to any Distribution, the Company will be required to withhold 30% of the income, regardless of any treaty provision.

A payment may not be subject to withholding where the recipient sufficiently establishes to the Company that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and that such payment is includable in the recipient's gross income for United States federal income tax purposes, Any such distributions may be subject to back-up withholding at the statutory rate (currently 31%) if not taxpayer identification number, or an incorrect taxpayer identification number, is provided.

State and local estate, inheritance, income and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary.

Taxation of the Company

The Company is taxed as a life insurance company under the Code. Since the Variable Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Investment income and realized capital gains on the assets of the Variable Account are reinvested and taken into account in determining the value of Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Policies.

The Company does not initially expect to incur any Federal income tax liability that would be chargeable to the Variable Account. Based upon these expectations, no charge is currently being made against the Variable Account for federal income taxes. If, however, the Company determines that on a separate company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the Variable Account.

The Company may also incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made.

Tax Changes

The foregoing discussion, which is based on the Company's understanding of federal tax laws as they are currently interpreted by the Internal Revenue Service, is general and is not intended as tax advice.

In the recent past, the Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of the Policies. It is reasonable to believe that such proposals, and other proposals will be considered in the future, and some may be enacted into law. In addition, the U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be at variance with its current positions on these matters. In addition, current state law (which is not discussed herein), and future amendments to state law, may affect the tax consequences of the Policy.

If the Policy Owner, Insured, or Beneficiary or other person receiving any benefit or interest in or from the Policy is not both a resident and citizen of the United States, there may be a tax imposed by a foreign country, in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, and case law) may change and impose additional taxes on the Policy, the Death Benefit, or other Distributions and/or ownership of the Policy, or a treaty may be amended and all or part of the favorable treatment may be eliminated.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a Policy may be changed retroactively. There is no way of predicting if when, and to what extent any such change may take place. No representation is made as to the likelihood of the continuation of these current laws, interpretations, and policies.

THE FOREGOING IS A GENERAL EXPLANATION AS TO CERTAIN TAX MATTERS PERTAINING TO INSURANCE POLICIES. IT IS NOT INTENDED TO BE LEGAL OR TAX ADVICE, AND SHOULD NOT TAKE THE PLACE OF YOUR INDEPENDENT LEGAL, TAX AND/OR FINANCIAL ADVISOR.

                                   THE COMPANY

The life insurance business, which includes product lines in health insurance and annuities, is the only business in which the Company is engaged.

The Company markets its Policies through independent insurance brokers, general agents, and registered representatives of registered NASD broker/dealer firms.

The Company serves as depositor for the Nationwide Variable Account, Nationwide Variable Account-II, Nationwide Variable Account-3, Nationwide Variable Account-4, Nationwide Variable Account-5, Nationwide Variable Account-6, Nationwide Fidelity Advisor Variable Account, Nationwide Variable Account-8, MFS Variable Account, Nationwide Multi-Flex Variable Account, Nationwide VLI Separate Account, Nationwide VLI Separate Account-2, Nationwide VLI Separate Account-3, NACo Variable Account, Nationwide DC Variable Account and the Nationwide DCVA-II, each of which is a registered investment company, and each of which is a separate investment account of the Company.

The Company, in common with other insurance companies, is subject to regulation and supervision by the regulatory authorities of the states in which it is licensed to do business. A license from the state insurance department is a prerequisite to the transaction of insurance business in that state. In general, all states have statutory administrative powers. Such regulation relates, among other things, to licensing of insurers and their agents, the approval of policy forms, the methods of computing reserves, the form and content of statutory financial statements, the amount of policyholders' and stockholders' dividends, and the type of distribution of investments permitted.

The Company operates in the highly competitive field of life insurance. There are approximately 2,300 stock, mutual and other types of insurers in the life insurance business in the United States, and a large number of them compete with the registrant in the sale of insurance policies.

As is customary in insurance company groups, employees are shared with the other insurance companies in the group. In addition to its direct salaried employees, the Company shares employees with Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

The Company does not presently own or lease any materially important physical properties when its property holdings are viewed in relation to its total assets. The Company shares Home Office, other facilities and equipment with Nationwide Mutual Insurance Company.

                               COMPANY MANAGEMENT

Nationwide Life Insurance Company, together with Nationwide Mutual Insurance Company, Nationwide Mutual Fire Insurance Company, Nationwide Indemnity Company, Nationwide Life and Annuity Insurance Company, Nationwide Property and Casualty Insurance Company, National Casualty Company, West Coast Life Insurance Company, Scottsdale Indemnity Company and Nationwide General Insurance Company and their affiliated companies comprise the Nationwide Insurance Enterprise.

The companies comprising the Nationwide Insurance Enterprise have substantially common boards of directors and officers. Nationwide Financial Services, Inc. is the sole shareholder of Nationwide Life.

Directors of the Company
                                Director
              Name                Since   Principal Occupation

Lewis J. Alphin                   1993    Farm Owner and Operator (1)
Keith W. Eckel                    1996    Partner, Fred W. Eckel Sons;
                                          President, Eckel Farms, Inc. (1)
Willard J. Engel                  1994    General Manager Lyon County
                                          Co-Operative Oil Company (1)
Fred C. Finney                    1992    Owner and Operator, Moreland Fruit
                                          Farm; Operator, Melrose Orchard (1)
Charles L. Fuellgraf, Jr. * +     1969    Chief Executive Officer, Fuellgraf
                                          Electric Company. (1)
Joseph J. Gasper*+                1996    President and Chief Operating Officer,
                                          Nationwide Life Insurance Company and
                                          Nationwide Life and Annuity Insurance
                                          Company. (2)
Henry S. Holloway *+              1986    Farm Owner and Operator (1)
Dimon Richard McFerson *+         1988    Chairman and Chief Executive Officer,
                                          Nationwide Insurance Enterprise (2)
David O. Miller *+                1985    President, Owen Potato Farm, Inc.;
                                          Partner, M&M Enterprises (1)
C. Ray Noecker                    1994    Owner and Operator, Noecker Farms (1)
James F. Patterson +              1989    Vice President, Pattersons, Inc. ;
                                          President, Patterson Farms, Inc. (1)
Arden L. Shisler *+               1984    President and Chief Executive Officer,
                                          K&B Transport, Inc. (1)
Robert L. Stewart                 1989    Owner and Operator, Sunnydale Farms
                                          and Mining (1)
Nancy C. Thomas *                 1986    Farm Owner and Operator. (1)
Harold W. Weihl                   1990    Farm Owner and Operator, Weihl Farms
                                          (1)

*Member, Executive Committee              +Member, Investment Committee

1)    Principal occupation for last five years.

2) Prior to assuming this current position, Messrs. McFerson and Gasper held other executive management positions with the companies.

Each of the directors is a director of the other major insurance affiliates of the Nationwide Insurance Enterprise, except Mr. Gasper who is a director only of the Company and Nationwide Life Insurance Company. Messrs. McFerson and Gasper are directors of Nationwide Advisory Services, Inc., a registered broker-dealer.

Messrs. Holloway, McFerson, Miller, Patterson, Shisler and Fuellgraf are directors of Nationwide Financial Services, Inc. Messrs. Fuellgraf, McFerson, Ms. Thomas and Mr. Weihl are trustees of Nationwide Investing Foundation, a registered investment company. Mr. McFerson is trustee of Nationwide Separate Account Trust, Financial Horizons Investment Trust, Nationwide Investing Foundation II and Nationwide Asset Allocation Trust, registered investment companies. Mr. Engel is a director of Western Cooperative Transport.

Executive Officers of the Company

Name                       Office Held

Dimon Richard McFerson     Chairman and Chief Executive Officer-Nationwide
                           Insurance Enterprise

Joseph J. Gasper           President and Chief Operating Officer

Gordon E. McCutchan        Executive Vice President, Law and Corporate Services
                           and Secretary

Robert A. Oakley           Executive Vice President-Chief Financial Officer

Robert J. Woodward, Jr.    Executive Vice President-Chief Investment Officer

James E. Brock             Senior Vice President - Life Company Operations

W. Sidney Druen            Senior Vice President and General Counsel and
                           Assistant Secretary

Harvey S. Galloway, Jr.    Senior Vice President and Chief Actuary

Richard A. Karas           Senior Vice President - Sales and Financial Services

Mark R. Thresher           Vice President - Controller

Duane M. Campbell          Vice President - Treasurer

Mr. Gasper is also President and Chief Operating Officer of Nationwide Life and Annuity Insurance Company. Mr. Galloway is also an officer of Nationwide Mutual Insurance Company and Nationwide Life and Annuity Insurance Company. Each of the other officers listed above is also an officer of each of the companies comprising the Nationwide Insurance Enterprise. Each of the executive officers listed above has been associated with the registrant in an executive capacity for more than the past five years, except Mr. Thresher, who joined the Registrant in 1996. From 1988-1996, Mr. Thresher served as a partner in the accounting firm KPMG Peat Marwick LLP and lead partner for Nationwide Insurance Enterprise from 1993-1996.

                      OTHER CONTRACTS ISSUED BY THE COMPANY

The Company does presently and will, from time to time, offer variable contracts and policies with benefits which vary in accordance with the investment experience of a separate account of the Company.

                                STATE REGULATION

The Company is subject to the laws of Ohio governing insurance companies and to regulation by the Ohio Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine the Company's contract liabilities and reserves so that the Insurance Department may certify the items are correct. The Company's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, the Company is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                            REPORTS TO POLICY OWNERS

The Company will mail to the Policy Owner, at the last known address of record, an annual statement showing the amount of the current death benefit, the Cash Value, and Cash Surrender Value, premiums paid and monthly charges deducted since the last report, the amounts invested in the Fixed Account and in the Variable Account and in each sub-account of the Variable Account, and any Policy Indebtedness.

Policy Owners will also be sent annual and semi-annual reports containing financial statements for the Variable Account as required by the 1940 Act.

In addition, Policy Owners will receive statements of significant transactions, such as changes in Specified Amount, changes in death benefit option, changes in future premium allocation, transfers among sub-accounts, premium payments, loans, loan repayments, reinstatement and termination.

                                   ADVERTISING

The Company is also ranked and rated by independent financial rating services, including Moody's, Standard & Poor's and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the Company. The ratings are not intended to reflect the investment experience or financial strength of the Variable Account. The Company may advertise these ratings from time to time. In addition, the Company may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Contracts. Furthermore, the Company may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

                                LEGAL PROCEEDINGS

From time to time the Company is a party to litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on the Company.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits, relating to life insurance pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements. In October 1996, a policyholder of Nationwide Life filed a complaint in Alabama state court against Nationwide Life and an agent of Nationwide Life (Wayne M. King v. Nationwide Life Insurance Company and Danny
Nix), related to the sale of a whole life policy on a "vanishing premium" basis and seeking unspecified compensatory and punitive damages. In February 1997, Nationwide Life was named as a defendant in a lawsuit filed in New York Supreme Court also related to the sale of whole life policies on a "vanishing premium" basis (John H. Snyder v. Nationwide Mutual Insurance Company, Nationwide Mutual Insurance Co. and Nationwide Life Insurance Co.). The plaintiff in such lawsuit seeks to represent a national class of Nationwide Life policyholders and claims unspecified compensatory and punitive damages. This lawsuit is in an early stage and has not been certified as a class action. Nationwide Life intends to defend these cases vigorously. There can be no assurance that any future litigation relating to pricing and sales practices will not have a material adverse effect on the Company.

The General Distributor, Nationwide Advisory Services, Inc., is not engaged in any material litigation of any nature.

                                     EXPERTS

The financial statements and schedules have been included herein in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing.

                             REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Account, the Company, and the Policies offered hereby. Statements contained in this prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                                 LEGAL OPINIONS

Legal matters in connection with the Policies described herein are being passed upon by Druen, Rath & Dietrich, One Nationwide Plaza, Columbus, Ohio 43216. All the members of such firm are employed by the Nationwide Mutual Insurance Company.

                                   APPENDIX 1

                                 ILLUSTRATION OF
                                SURRENDER CHARGES

Example 1: A female non-tobacco, age 45, purchases a Policy with a Specified Amount of $50,000 and a Scheduled Premium of $750. She now wishes to surrender the Policy during the first Policy year. By using the initial surrender charge table reproduced below, (also see "Surrender Charges") the total surrender charge per thousand multiplied by the Specified Amount expressed in thousands equals the total surrender charge of $569.80 ($11.396 x 50=569.80).

Example 2: A male non-tobacco, age 35, purchases a Policy with a Specified Amount of $100,000 and a Scheduled Premium of $1100. He now wants to surrender the Policy in the sixth Policy Year. The total initial surrender charge is calculated using the method illustrated above. (surrender charge per 1000 6.817 x 100=681.70 maximum initial surrender charge). Because the fifth Policy Year has been completed, the maximum initial surrender charge is reduced by multiplying it by the applicable percentage factor from the "Reductions to Surrender Charges" table below. (Also see "Reductions to Surrender Charges"). In this case, $681.70 x 60%=$409.02.

Maximum Surrender Charge per $1,000 of initial Specified Amount for policies which are issued on a standard basis.

                    Initial Specified Amount $50,000-$99,999
------------------------------------------------------------------------------
        Issue         Male           Female         Male        Female
         Age      Non-Tobacco     Non-Tobacco     Standard     Standard
------------------------------------------------------------------------------
         25          $7.776          $7.521        $8.369       $7.818
------------------------------------------------------------------------------
         35           8.817           8.398         9.811        8.891
------------------------------------------------------------------------------
         45          12.191          11.396        13.887       12.169
------------------------------------------------------------------------------
         55          15.636          14.011        18.415       15.116
------------------------------------------------------------------------------
         65          22.295          19.086        26.577       20.641
------------------------------------------------------------------------------
                       Initial Specified Amount $100,000+
------------------------------------------------------------------------------
        Issue         Male           Female         Male        Female
         Age      Non-Tobacco     Non-Tobacco     Standard     Standard
------------------------------------------------------------------------------
         25          $5.776          $5.521        $6.369       $5.818
------------------------------------------------------------------------------
         35           6.817           6.398         7.811        6.891
------------------------------------------------------------------------------
         45           9.691           8.896        11.387        9.669
------------------------------------------------------------------------------
         55          13.136          11.511        15.915       12.616
------------------------------------------------------------------------------
         65          21.295          18.086        25.577       19.641
------------------------------------------------------------------------------
                        Reductions to Surrender Charges.
--------------------------------------------------------------------------------
                     Surrender Charge                         Surrender Charge
     Completed       as a % of Initial       Completed        as a % of Initial
   Policy Years      Surrender Charges      Policy Years      Surrender Charges
--------------------------------------------------------------------------------
         0                 100%                  5                   60%
--------------------------------------------------------------------------------
         1                 100%                  6                   50%
--------------------------------------------------------------------------------
         2                  90%                  7                   40%
--------------------------------------------------------------------------------
         3                  80%                  8                   30%
--------------------------------------------------------------------------------
         4                  70%                  9+                   0%
--------------------------------------------------------------------------------

The current Surrender Charges are the same for all states. However, in Pennsylvania the guaranteed maximum Surrender Charges are spread out over 14 years. The guaranteed maximum Surrender Charge in subsequent years in Pennsylvania is reduced in the following manner:

Completed  Surrender Charge   Completed  Surrender Charge   Completed   Surrender Charge
 Policy    as a % of Initial   Policy    as a % of Initial   Policy    as a % of Initial
  Years    Surrender Charges    Years    Surrender Charges    Years    Surrender Charges
    0            100%             5            60%              10            20%
    1            100%             6            50%              11            15%
    2             90%             7            40%              12            10%
    3             80%             8            30%              13             5%
    4             70%             9            25%              14+            0%

The illustrations of current values in this prospectus are the same for Pennsylvania. However, the illustrations of guaranteed values in this prospectus do not reflect guaranteed maximum Surrender Charges which are spread out over 14 years. If this contract is issued in Pennsylvania, please contact the Home Office for an illustration.

The Company has no plans to change the current Surrender Charges.

                                   APPENDIX 2

                          ILLUSTRATIONS OF CASH VALUES,
                             CASH SURRENDER VALUES,
                               AND DEATH BENEFITS

The illustrations in this prospectus have been prepared to help show how values under the Policies change with investment performance. The illustrations illustrate how Cash Values, Cash Surrender Values and death benefits under a Policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the Cash Values, Cash Surrender Values and death benefits may be different. For hypothetical returns of 0% and 6%, the illustrations also illustrate when the Policies would go into default, at which time additional premium payments would be required to continue the Policy in force. The illustrations also assume there is no Policy Indebtedness, no additional premium payments are made, no Cash Values are allocated to the Fixed Account, and there are no changes in the Specified Amount or death benefit option.

The amounts shown for the Cash Value, Cash Surrender Value and death benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross return. This is due to the daily charges made against the assets of the sub-accounts for assuming mortality and expense risks. The mortality and expense risk charges are equivalent to an annual effective rate of 0.80% of the daily net asset value of the Variable Account. On each Policy Anniversary beginning with the 10th, the mortality and expense risk charge is reduced to 0.50% on an annual basis of the daily net assets of the Variable Account, provided the Cash Surrender Value is $25,000 or more on such anniversary. In addition, the net investment returns also reflect the deduction of Underlying Mutual Fund investment advisory fees and other expenses which are equivalent to an annual effective rate of 0.90% of the daily net asset value of the Variable Account. This effective rate is based on the average of the fund expenses for the preceding year for all mutual fund options available under the policy as of April 30, 1996.

Considering current charges for mortality and expense risks and Underlying Mutual Fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.70%, 4.30% and 10.30%. On each Policy Anniversary beginning with the 10th, the gross annual rates of return of 0%, 6%, and 12% correspond to net investment experience at constant annual rates of -1.50%, 4.60%, and 10.60%, provided the Cash Surrender Value is $25,000 or more on such anniversary. This is due to a guaranteed reduction in the mortality and expense risk charge from an annual effective rate of 0.80% to an annual effective rate of 0.50% if the aforementioned conditions apply.

The illustrations also reflect the fact that the Company makes monthly charges for providing insurance protection. Current values reflect current cost of insurance charges and guaranteed values reflect the maximum cost of insurance charges guaranteed in the Policy. The values shown are for Policies which are issued as standard. Policies issued on a substandard basis would result in lower Cash Values and Death benefits than those illustrated.

The illustrations also reflect the fact that the Company deducts a sales load from each premium payment. Current values reflect a deduction of 3.5% of each premium payment up to Break Point Premium and 1.5% of any excess. Guaranteed values reflect a deduction of 3.5% of each premium payment. The illustrations also reflect the fact that the Company deducts a charge for state premium taxes equal to 2.5% of all premium payments.

The Cash Surrender Values shown in the illustrations reflect the fact that the Company will deduct a Surrender Charge from the Policy's Cash Value for any Policy surrendered in full during the first nine years.

In addition, the illustrations reflect the fact that the Company deducts a monthly administrative charge at the beginning of each Policy Month. This monthly administrative expense charge is $12.50 per month in the first year, $5 per month in renewal years. The illustrations assume a monthly administrative expense charge of $25 per month in the first year and $7.50 per month in renewal years. The illustrations also reflect the fact that no charges for federal or state income taxes are currently made against the Variable Account. If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

Upon request, the Company will furnish a comparable illustration based on the proposed Insured's age, sex, smoking classification, rating classification and premium payment requested.

                             DEATH BENEFIT OPTION 1
                  $750 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45

                                 CURRENT VALUES

                                     0% Hypothetical                  6% Hypothetical                      12% Hypothetical
                               Gross Investment Return           Gross Investment Return                Gross Investment Return

            Premiums
           Paid Plus                   Cash                               Cash                                    Cash
  Policy    Interest        Cash       Surr        Death       Cash       Surr         Death         Cash         Surr        Death
    Year       at 5%       Value      Value      Benefit      Value      Value       Benefit        Value        Value      Benefit
       1         788         390          0       50,000        422          0        50,000          454            0       50,000
       2       1,614         852        278       50,000        943        369        50,000        1,038          464       50,000
       3       2,483       1,296        780       50,000      1,476        959        50,000        1,670        1,154       50,000
       4       3,394       1,717      1,258       50,000      2,016      1,557        50,000        2,352        1,893       50,000
       5       4,351       2,116      1,714       50,000      2,563      2,161        50,000        3,087        2,686       50,000
       6       5,357       2,493      2,149       50,000      3,118      2,774        50,000        3,883        3,539       50,000
       7       6,412       2,854      2,567       50,000      3,689      3,402        50,000        4,752        4,465       50,000
       8       7,520       3,193      2,964       50,000      4,268      4,039        50,000        5,696        5,467       50,000
       9       8,683       3,512      3,340       50,000      4,859      4,687        50,000        6,725        6,553       50,000
      10       9,905       3,810      3,810       50,000      5,462      5,462        50,000        7,847        7,847       50,000
      11      11,188       4,083      4,083       50,000      6,071      6,071        50,000        9,069        9,069       50,000
      12      12,535       4,330      4,330       50,000      6,688      6,688        50,000       10,403       10,403       50,000
      13      13,949       4,546      4,546       50,000      7,308      7,308        50,000       11,856       11,856       50,000
      14      15,434       4,729      4,729       50,000      7,929      7,929        50,000       13,441       13,441       50,000
      15      16,993       4,869      4,869       50,000      8,542      8,542        50,000       15,166       15,166       50,000
      16      18,630       4,968      4,968       50,000      9,149      9,149        50,000       17,052       17,052       50,000
      17      20,349       5,018      5,018       50,000      9,743      9,743        50,000       19,113       19,113       50,000
      18      22,154       5,008      5,008       50,000     10,316     10,316        50,000       21,367       21,367       50,000
      19      24,049       4,940      4,940       50,000     10,867     10,867        50,000       23,843       23,843       50,000
      20      26,039       4,804      4,804       50,000     11,389     11,389        50,000       26,568       26,568       50,000
      21      28,129       4,595      4,595       50,000     11,877     11,877        50,000       29,668       29,668       50,000
      22      30,323       4,303      4,303       50,000     12,324     12,324        50,000       33,114       33,114       50,000
      23      32,626       3,916      3,916       50,000     12,719     12,719        50,000       36,961       36,961       50,000
      24      35,045       3,422      3,422       50,000     13,052     13,052        50,000       41,274       41,274       50,000
      25      37,585       2,816      2,816       50,000     13,320     13,320        50,000       46,105       46,105       53,482
      26      40,252       2,084      2,084       50,000     13,510     13,510        50,000       51,420       51,420       59,132
      27      43,052       1,192      1,192       50,000     13,596     13,596        50,000       57,274       57,274       64,719
      28      45,992         131        131       50,000     13,570     13,570        50,000       63,731       63,731       70,741
      29      49,079         (*)        (*)          (*)     13,415     13,415        50,000       70,863       70,863       77,240
      30      52,321         (*)        (*)          (*)     13,108     13,108        50,000       78,753       78,753       84,266

(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $12.50 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5.00 THEREAFTER. CURRENT VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE BREAK POINT PREMIUM AND 4% ON PREMIUMS IN EXCESS OF BREAK POINT FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                  $750 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45

                                GUARANTEED VALUES

                                     0% Hypothetical                  6% Hypothetical                      12% Hypothetical
                               Gross Investment Return           Gross Investment Return                Gross Investment Return

            Premiums
           Paid Plus                   Cash                               Cash                                    Cash
  Policy    Interest        Cash       Surr        Death       Cash       Surr         Death         Cash         Surr        Death
    Year       at 5%       Value      Value      Benefit      Value      Value       Benefit        Value        Value      Benefit
       1         788         175          0       50,000        200          0        50,000          225            0       50,000
       2       1,614         539          0       50,000        606         33        50,000          678          104       50,000
       3       2,483         879        362       50,000      1,012        496        50,000        1,158          641       50,000
       4       3,394       1,194        735       50,000      1,416        957        50,000        1,667        1,208       50,000
       5       4,351       1,484      1,082       50,000      1,816      1,415        50,000        2,208        1,806       50,000
       6       5,357       1,744      1,400       50,000      2,210      1,865        50,000        2,781        2,436       50,000
       7       6,412       1,973      1,686       50,000      2,593      2,306        50,000        3,385        3,098       50,000
       8       7,520       2,167      1,937       50,000      2,961      2,732        50,000        4,021        3,792       50,000
       9       8,683       2,320      2,148       50,000      3,309      3,137        50,000        4,688        4,516       50,000
      10       9,905       2,429      2,429       50,000      3,632      3,632        50,000        5,386        5,386       50,000
      11      11,188       2,490      2,490       50,000      3,924      3,924        50,000        6,116        6,116       50,000
      12      12,535       2,499      2,499       50,000      4,180      4,180        50,000        6,877        6,877       50,000
      13      13,949       2,453      2,453       50,000      4,396      4,396        50,000        7,673        7,673       50,000
      14      15,434       2,346      2,346       50,000      4,563      4,563        50,000        8,504        8,504       50,000
      15      16,993       2,170      2,170       50,000      4,672      4,672        50,000        9,369        9,369       50,000
      16      18,630       1,916      1,916       50,000      4,711      4,711        50,000       10,267       10,267       50,000
      17      20,349       1,576      1,576       50,000      4,669      4,669        50,000       11,198       11,198       50,000
      18      22,154       1,132      1,132       50,000      4,526      4,526        50,000       12,158       12,158       50,000
      19      24,049         571        571       50,000      4,262      4,262        50,000       13,143       13,143       50,000
      20      26,039         (*)        (*)          (*)      3,855      3,855        50,000       14,153       14,153       50,000
      21      28,129         (*)        (*)          (*)      3,281      3,281        50,000       15,185       15,185       50,000
      22      30,323         (*)        (*)          (*)      2,511      2,511        50,000       16,240       16,240       50,000
      23      32,626         (*)        (*)          (*)      1,514      1,514        50,000       17,320       17,320       50,000
      24      35,045         (*)        (*)          (*)        248        248        50,000       18,427       18,427       50,000
      25      37,585         (*)        (*)          (*)        (*)        (*)           (*)       19,559       19,559       50,000
      26      40,252         (*)        (*)          (*)        (*)        (*)           (*)       20,711       20,711       50,000
      27      43,052         (*)        (*)          (*)        (*)        (*)           (*)       21,878       21,878       50,000
      28      45,992         (*)        (*)          (*)        (*)        (*)           (*)       23,051       23,051       50,000
      29      49,079         (*)        (*)          (*)        (*)        (*)           (*)       24,221       24,221       50,000
      30      52,321         (*)        (*)          (*)        (*)        (*)           (*)       25,386       25,386       50,000

(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $25.00 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $7.50 THEREAFTER. GUARANTEED VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                  $750 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45

                                 CURRENT VALUES

                                     0% Hypothetical                  6% Hypothetical                      12% Hypothetical
                               Gross Investment Return           Gross Investment Return                Gross Investment Return

            Premiums
           Paid Plus                   Cash                               Cash                                    Cash
  Policy    Interest        Cash       Surr        Death       Cash       Surr         Death         Cash         Surr        Death
    Year       at 5%       Value      Value      Benefit      Value      Value       Benefit        Value        Value      Benefit
       1         788         388          0       50,388        420          0        50,420          452            0       50,452
       2       1,614         847        273       50,847        937        363        50,937        1,032          458       51,032
       3       2,483       1,286        770       51,286      1,464        948        51,464        1,657        1,141       51,657
       4       3,394       1,700      1,241       51,700      1,995      1,536        51,995        2,327        1,868       52,327
       5       4,351       2,089      1,688       52,089      2,529      2,128        52,529        3,046        2,645       53,046
       6       5,357       2,454      2,110       52,454      3,068      2,724        53,068        3,819        3,475       53,819
       7       6,412       2,801      2,514       52,801      3,617      3,330        53,617        4,657        4,370       54,657
       8       7,520       3,123      2,893       53,123      4,170      3,941        54,170        5,560        5,331       55,560
       9       8,683       3,422      3,250       53,422      4,729      4,556        54,729        6,536        6,363       56,536
      10       9,905       3,697      3,697       53,697      5,291      5,291        55,291        7,590        7,590       57,590
      11      11,188       3,944      3,944       53,944      5,852      5,852        55,852        8,726        8,726       58,726
      12      12,535       4,161      4,161       54,161      6,411      6,411        56,411        9,949        9,949       59,949
      13      13,949       4,344      4,344       54,344      6,962      6,962        56,962       11,264       11,264       61,264
      14      15,434       4,489      4,489       54,489      7,499      7,499        57,499       12,674       12,674       62,674
      15      16,993       4,585      4,585       54,585      8,013      8,013        58,013       14,179       14,179       64,179
      16      18,630       4,635      4,635       54,635      8,501      8,501        58,501       15,788       15,788       65,788
      17      20,349       4,630      4,630       54,630      8,955      8,955        58,955       17,502       17,502       67,502
      18      22,154       4,560      4,560       54,560      9,359      9,359        59,359       19,320       19,320       69,320
      19      24,049       4,425      4,425       54,425      9,714      9,714        59,714       21,253       21,253       71,253
      20      26,039       4,217      4,217       54,217     10,005     10,005        60,005       23,301       23,301       73,301
      21      28,129       3,932      3,932       53,932     10,225     10,225        60,225       25,469       25,469       75,469
      22      30,323       3,560      3,560       53,560     10,361     10,361        60,361       27,845       27,845       77,845
      23      32,626       3,092      3,092       53,092     10,396     10,396        60,396       30,360       30,360       80,360
      24      35,045       2,517      2,517       52,517     10,314     10,314        60,314       33,015       33,015       83,015
      25      37,585       1,837      1,837       51,837     10,110     10,110        60,110       35,825       35,825       85,825
      26      40,252       1,041      1,041       51,041      9,767      9,767        59,767       38,794       38,794       88,794
      27      43,052         103        103       50,103      9,248      9,248        59,248       41,907       41,907       91,907
      28      45,992         (*)        (*)          (*)      8,546      8,546        58,546       45,178       45,178       95,178
      29      49,079         (*)        (*)          (*)      7,639      7,639        57,639       48,610       48,610       98,610
      30      52,321         (*)        (*)          (*)      6,508      6,508        56,508       52,209       52,209      102,209

(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $12.50 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5.00 THEREAFTER. CURRENT VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE BREAK POINT PREMIUM AND 4% ON PREMIUMS IN EXCESS OF BREAK POINT FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                  $750 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45

                                GUARANTEED VALUES

                                     0% Hypothetical                  6% Hypothetical                      12% Hypothetical
                               Gross Investment Return           Gross Investment Return                Gross Investment Return

            Premiums
           Paid Plus                   Cash                               Cash                                    Cash
  Policy    Interest        Cash       Surr        Death       Cash       Surr         Death         Cash         Surr        Death
    Year       at 5%       Value      Value      Benefit      Value      Value       Benefit        Value        Value      Benefit
       1         788         173          0       50,173        198          0        50,198          223            0       50,223
       2       1,614         533          0       50,533        600         27        50,600          671           97       50,671
       3       2,483         868        352       50,868      1,000        483        51,000        1,143          627       51,143
       4       3,394       1,176        717       51,176      1,394        935        51,394        1,641        1,182       51,641
       5       4,351       1,455      1,053       51,455      1,781      1,379        51,781        2,164        1,763       52,164
       6       5,357       1,703      1,359       51,703      2,156      1,812        52,156        2,712        2,368       52,712
       7       6,412       1,917      1,630       51,917      2,517      2,230        52,517        3,283        2,996       53,283
       8       7,520       2,092      1,862       52,092      2,856      2,627        52,856        3,875        3,645       53,875
       9       8,683       2,223      2,051       52,223      3,168      2,996        53,168        4,483        4,311       54,483
      10       9,905       2,308      2,308       52,308      3,447      3,447        53,447        5,106        5,106       55,106
      11      11,188       2,341      2,341       52,341      3,686      3,686        53,686        5,738        5,738       55,738
      12      12,535       2,318      2,318       52,318      3,878      3,878        53,878        6,375        6,375       56,375
      13      13,949       2,239      2,239       52,239      4,019      4,019        54,019        7,016        7,016       57,016
      14      15,434       2,096      2,096       52,096      4,099      4,099        54,099        7,653        7,653       57,653
      15      16,993       1,883      1,883       51,883      4,108      4,108        54,108        8,278        8,278       58,278
      16      18,630       1,592      1,592       51,592      4,033      4,033        54,033        8,879        8,879       58,879
      17      20,349       1,216      1,216       51,216      3,862      3,862        53,862        9,445        9,445       59,445
      18      22,154         742        742       50,742      3,576      3,576        53,576        9,957        9,957       59,957
      19      24,049         157        157       50,157      3,156      3,156        53,156       10,396       10,396       60,396
      20      26,039         (*)        (*)          (*)      2,582      2,582        52,582       10,738       10,738       60,738
      21      28,129         (*)        (*)          (*)      1,835      1,835        51,835       10,961       10,961       60,961
      22      30,323         (*)        (*)          (*)        894        894        50,894       11,040       11,040       61,040
      23      32,626         (*)        (*)          (*)        (*)        (*)           (*)       10,947       10,947       60,947
      24      35,045         (*)        (*)          (*)        (*)        (*)           (*)       10,649       10,649       60,649
      25      37,585         (*)        (*)          (*)        (*)        (*)           (*)       10,103       10,103       60,103
      26      40,252         (*)        (*)          (*)        (*)        (*)           (*)        9,254        9,254       59,254
      27      43,052         (*)        (*)          (*)        (*)        (*)           (*)        8,036        8,036       58,036
      28      45,992         (*)        (*)          (*)        (*)        (*)           (*)        6,366        6,366       56,366
      29      49,079         (*)        (*)          (*)        (*)        (*)           (*)        4,151        4,151       54,151
      30      52,321         (*)        (*)          (*)        (*)        (*)           (*)        1,298        1,298       51,298

(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $25.00 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $7.50 THEREAFTER. GUARANTEED VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                 $1200 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55

                                 CURRENT VALUES

                                     0% Hypothetical                  6% Hypothetical                      12% Hypothetical
                               Gross Investment Return           Gross Investment Return                Gross Investment Return

            Premiums
           Paid Plus                   Cash                               Cash                                    Cash
  Policy    Interest        Cash       Surr        Death       Cash       Surr         Death         Cash         Surr        Death
    Year       at 5%       Value      Value      Benefit      Value      Value       Benefit        Value        Value      Benefit
       1       1,260         641          0       50,000        693          0        50,000          745           52       50,000
       2       2,583       1,341        648       50,000      1,487        794        50,000        1,640          947       50,000
       3       3,972       2,004      1,380       50,000      2,290      1,666        50,000        2,601        1,978       50,000
       4       5,431       2,628      2,073       50,000      3,099      2,545        50,000        3,633        3,079       50,000
       5       6,962       3,204      2,719       50,000      3,907      3,421        50,000        4,735        4,250       50,000
       6       8,570       3,734      3,318       50,000      4,714      4,298        50,000        5,918        5,502       50,000
       7      10,259       4,211      3,864       50,000      5,514      5,167        50,000        7,183        6,837       50,000
       8      12,032       4,626      4,349       50,000      6,298      6,021        50,000        8,535        8,258       50,000
       9      13,893       4,981      4,773       50,000      7,068      6,860        50,000        9,986        9,778       50,000
      10      15,848       5,267      5,267       50,000      7,816      7,816        50,000       11,544       11,544       50,000
      11      17,901       5,482      5,482       50,000      8,538      8,538        50,000       13,222       13,222       50,000
      12      20,056       5,615      5,615       50,000      9,226      9,226        50,000       15,032       15,032       50,000
      13      22,318       5,658      5,658       50,000      9,872      9,872        50,000       16,990       16,990       50,000
      14      24,694       5,601      5,601       50,000     10,466     10,466        50,000       19,115       19,115       50,000
      15      27,189       5,441      5,441       50,000     11,007     11,007        50,000       21,437       21,437       50,000
      16      29,808       5,166      5,166       50,000     11,484     11,484        50,000       23,988       23,988       50,000
      17      32,559       4,748      4,748       50,000     11,872     11,872        50,000       26,796       26,796       50,000
      18      35,447       4,181      4,181       50,000     12,167     12,167        50,000       30,006       30,006       50,000
      19      38,479       3,447      3,447       50,000     12,354     12,354        50,000       33,612       33,612       50,000
      20      41,663       2,528      2,528       50,000     12,415     12,415        50,000       37,693       37,693       50,000
      21      45,006       1,387      1,387       50,000     12,322     12,322        50,000       42,348       42,348       50,000
      22      48,517         (*)        (*)          (*)     12,040     12,040        50,000       47,707       47,707       50,093
      23      52,202         (*)        (*)          (*)     11,528     11,528        50,000       53,725       53,725       56,411
      24      56,073         (*)        (*)          (*)     10,742     10,742        50,000       60,337       60,337       63,354
      25      60,136         (*)        (*)          (*)      9,624      9,624        50,000       67,597       67,597       70,977
      26      64,403         (*)        (*)          (*)      8,099      8,099        50,000       75,564       75,564       79,342
      27      68,883         (*)        (*)          (*)      6,073      6,073        50,000       84,301       84,301       88,516
      28      73,587         (*)        (*)          (*)      3,434      3,434        50,000       93,877       93,877       98,571
      29      78,527         (*)        (*)          (*)         21         21        50,000      104,366      104,366      109,584
      30      83,713         (*)        (*)          (*)        (*)        (*)           (*)      115,843      115,843      121,635

(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $12.50 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5.00 THEREAFTER. CURRENT VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE BREAK POINT PREMIUM AND 4% ON PREMIUMS IN EXCESS OF A 6% BREAK POINT FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                 $1200 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55

                                GUARANTEED VALUES

                                     0% Hypothetical                  6% Hypothetical                      12% Hypothetical
                               Gross Investment Return           Gross Investment Return                Gross Investment Return

            Premiums
           Paid Plus                   Cash                               Cash                                    Cash
  Policy    Interest        Cash       Surr        Death       Cash       Surr         Death         Cash         Surr        Death
    Year       at 5%       Value      Value      Benefit      Value      Value       Benefit        Value        Value      Benefit
       1       1,260         287          0       50,000        328          0        50,000          368            0       50,000
       2       2,583         728         35       50,000        833        140        50,000          944          251       50,000
       3       3,972       1,110        487       50,000      1,309        685        50,000        1,526          903       50,000
       4       5,431       1,429        874       50,000      1,746      1,192        50,000        2,110        1,556       50,000
       5       6,962       1,676      1,191       50,000      2,138      1,652        50,000        2,689        2,204       50,000
       6       8,570       1,846      1,430       50,000      2,472      2,056        50,000        3,256        2,840       50,000
       7      10,259       1,929      1,582       50,000      2,739      2,393        50,000        3,802        3,455       50,000
       8      12,032       1,912      1,635       50,000      2,922      2,645        50,000        4,314        4,036       50,000
       9      13,893       1,781      1,574       50,000      3,002      2,794        50,000        4,775        4,567       50,000
      10      15,848       1,523      1,523       50,000      2,959      2,959        50,000        5,170        5,170       50,000
      11      17,901       1,121      1,121       50,000      2,773      2,773        50,000        5,478        5,478       50,000
      12      20,056         560        560       50,000      2,420      2,420        50,000        5,680        5,680       50,000
      13      22,318         (*)        (*)          (*)      1,872      1,872        50,000        5,750        5,750       50,000
      14      24,694         (*)        (*)          (*)      1,096      1,096        50,000        5,656        5,656       50,000
      15      27,189         (*)        (*)          (*)         45         45        50,000        5,354        5,354       50,000
      16      29,808         (*)        (*)          (*)        (*)        (*)           (*)        4,783        4,783       50,000
      17      32,559         (*)        (*)          (*)        (*)        (*)           (*)        3,863        3,863       50,000
      18      35,447         (*)        (*)          (*)        (*)        (*)           (*)        2,481        2,481       50,000
      19      38,479         (*)        (*)          (*)        (*)        (*)           (*)          499          499       50,000
      20      41,663         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      21      45,006         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      22      48,517         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      23      52,202         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      24      56,073         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      25      60,136         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      26      64,403         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      27      68,883         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      28      73,587         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      29      78,527         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      30      83,713         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)

(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $25.00 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $7.50 THEREAFTER. GUARANTEED VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                 $1200 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55

                                 CURRENT VALUES

                                     0% Hypothetical                  6% Hypothetical                      12% Hypothetical
                               Gross Investment Return           Gross Investment Return                Gross Investment Return

            Premiums
           Paid Plus                   Cash                               Cash                                    Cash
  Policy    Interest        Cash       Surr        Death       Cash       Surr         Death         Cash         Surr        Death
    Year       at 5%       Value      Value      Benefit      Value      Value       Benefit        Value        Value      Benefit
       1       1,260         635          0       50,635        687          0        50,687          738           45       50,738
       2       2,583       1,324        631       51,324      1,468        775        51,468        1,619          926       51,619
       3       3,972       1,971      1,347       51,971      2,252      1,628        52,252        2,557        1,933       52,557
       4       5,431       2,571      2,016       52,571      3,031      2,477        53,031        3,552        2,997       53,552
       5       6,962       3,115      2,630       53,115      3,796      3,311        53,796        4,599        4,114       54,599
       6       8,570       3,606      3,190       53,606      4,548      4,132        54,548        5,704        5,288       55,704
       7      10,259       4,034      3,687       54,034      5,275      4,929        55,275        6,864        6,517       56,864
       8      12,032       4,389      4,112       54,389      5,966      5,688        55,966        8,071        7,794       58,071
       9      13,893       4,674      4,466       54,674      6,618      6,410        56,618        9,331        9,123       59,331
      10      15,848       4,878      4,878       54,878      7,219      7,219        57,219       10,638       10,638       60,638
      11      17,901       4,997      4,997       54,997      7,763      7,763        57,763       11,991       11,991       61,991
      12      20,056       5,023      5,023       55,023      8,235      8,235        58,235       13,384       13,384       63,384
      13      22,318       4,946      4,946       54,946      8,621      8,621        58,621       14,809       14,809       64,809
      14      24,694       4,756      4,756       54,756      8,905      8,905        58,905       16,256       16,256       66,256
      15      27,189       4,454      4,454       54,454      9,083      9,083        59,083       17,728       17,728       67,728
      16      29,808       4,030      4,030       54,030      9,137      9,137        59,137       19,213       19,213       69,213
      17      32,559       3,458      3,458       53,458      9,033      9,033        59,033       20,683       20,683       70,683
      18      35,447       2,738      2,738       52,738      8,762      8,762        58,762       22,135       22,135       72,135
      19      38,479       1,862      1,862       51,862      8,305      8,305        58,305       23,554       23,554       73,554
      20      41,663         819        819       50,819      7,643      7,643        57,643       24,924       24,924       74,924
      21      45,006         (*)        (*)          (*)      6,740      6,740        56,740       26,215       26,215       76,215
      22      48,517         (*)        (*)          (*)      5,562      5,562        55,562       27,476       27,476       77,476
      23      52,202         (*)        (*)          (*)      4,070      4,070        54,070       28,598       28,598       78,598
      24      56,073         (*)        (*)          (*)      2,233      2,233        52,233       29,544       29,544       79,544
      25      60,136         (*)        (*)          (*)         10         10        50,010       30,272       30,272       80,272
      26      64,403         (*)        (*)          (*)        (*)        (*)           (*)       30,730       30,730       80,730
      27      68,883         (*)        (*)          (*)        (*)        (*)           (*)       30,863       30,863       80,863
      28      73,587         (*)        (*)          (*)        (*)        (*)           (*)       30,617       30,617       80,617
      29      78,527         (*)        (*)          (*)        (*)        (*)           (*)       29,917       29,917       79,917
      30      83,713         (*)        (*)          (*)        (*)        (*)           (*)       28,677       28,677       78,677

(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $12.50 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5.00 THEREAFTER. CURRENT VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE BREAK POINT PREMIUM AND 4% ON PREMIUMS IN EXCESS OF BREAK POINT FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                 $1200 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55

                                GUARANTEED VALUES

                                     0% Hypothetical                  6% Hypothetical                      12% Hypothetical
                               Gross Investment Return           Gross Investment Return                Gross Investment Return

            Premiums
           Paid Plus                   Cash                               Cash                                    Cash
  Policy    Interest        Cash       Surr        Death       Cash       Surr         Death         Cash         Surr        Death
    Year       at 5%       Value      Value      Benefit      Value      Value       Benefit        Value        Value      Benefit
       1       1,260         280          0       50,280        319          0        50,319          360            0       50,360
       2       2,583         708         15       50,708        811        118        50,811          919          226       50,919
       3       3,972       1,071        447       51,071      1,263        639        51,263        1,474          850       51,474
       4       5,431       1,364        809       51,364      1,668      1,113        51,668        2,016        1,461       52,016
       5       6,962       1,579      1,094       51,579      2,015      1,530        52,015        2,535        2,050       52,535
       6       8,570       1,709      1,293       51,709      2,293      1,877        52,293        3,021        2,605       53,021
       7      10,259       1,747      1,401       51,747      2,489      2,143        52,489        3,460        3,114       53,460
       8      12,032       1,680      1,403       51,680      2,586      2,309        52,586        3,833        3,555       53,833
       9      13,893       1,496      1,288       51,496      2,565      2,357        52,565        4,117        3,909       54,117
      10      15,848       1,183      1,183       51,183      2,407      2,407        52,407        4,290        4,290       54,290
      11      17,901         730        730       50,730      2,093      2,093        52,093        4,326        4,326       54,326
      12      20,056         128        128       50,128      1,603      1,603        51,603        4,199        4,199       54,199
      13      22,318         (*)        (*)          (*)        919        919        50,919        3,879        3,879       53,879
      14      24,694         (*)        (*)          (*)         16         16        50,016        3,332        3,332       53,332
      15      27,189         (*)        (*)          (*)        (*)        (*)           (*)        2,511        2,511       52,511
      16      29,808         (*)        (*)          (*)        (*)        (*)           (*)        1,360        1,360       51,360
      17      32,559         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      18      35,447         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      19      38,479         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      20      41,663         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      21      45,006         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      22      48,517         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      23      52,202         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      24      56,073         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      25      60,136         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      26      64,403         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      27      68,883         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      28      73,587         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      29      78,527         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      30      83,713         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)

(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $25.00 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $7.50 THEREAFTER. GUARANTEED VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                $1,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45

                                 CURRENT VALUES

                                     0% Hypothetical                  6% Hypothetical                      12% Hypothetical
                               Gross Investment Return           Gross Investment Return                Gross Investment Return

            Premiums
           Paid Plus                   Cash                               Cash                                    Cash
  Policy    Interest        Cash       Surr        Death       Cash       Surr         Death         Cash         Surr        Death
    Year       at 5%       Value      Value      Benefit      Value      Value       Benefit        Value        Value      Benefit
       1       1,575         947         49      100,000      1,016        119       100,000        1,085          188      100,000
       2       3,229       1,946      1,049      100,000      2,146      1,249       100,000        2,354        1,457      100,000
       3       4,965       2,910      2,102      100,000      3,304      2,496       100,000        3,732        2,924      100,000
       4       6,788       3,837      3,119      100,000      4,492      3,774       100,000        5,231        4,513      100,000
       5       8,703       4,731      4,103      100,000      5,712      5,084       100,000        6,865        6,236      100,000
       6      10,713       5,591      5,053      100,000      6,967      6,429       100,000        8,648        8,110      100,000
       7      12,824       6,408      5,960      100,000      8,247      7,799       100,000       10,587       10,139      100,000
       8      15,040       7,172      6,813      100,000      9,544      9,185       100,000       12,689       12,330      100,000
       9      17,367       7,884      7,615      100,000     10,860     10,590       100,000       14,972       14,703      100,000
      10      19,810       8,535      8,535      100,000     12,186     12,186       100,000       17,449       17,449      100,000
      11      22,376       9,139      9,139      100,000     13,536     13,536       100,000       20,155       20,155      100,000
      12      25,069       9,703      9,703      100,000     14,919     14,919       100,000       23,123       23,123      100,000
      13      27,898      10,229     10,229      100,000     16,341     16,341       100,000       26,386       26,386      100,000
      14      30,868      10,700     10,700      100,000     17,784     17,784       100,000       30,052       30,052      100,000
      15      33,986      11,097     11,097      100,000     19,236     19,236       100,000       34,077       34,077      100,000
      16      37,261      11,427     11,427      100,000     20,701     20,701       100,000       38,511       38,511      100,000
      17      40,699      11,681     11,681      100,000     22,175     22,175       100,000       43,402       43,402      100,000
      18      44,309      11,846     11,846      100,000     23,649     23,649       100,000       48,803       48,803      100,000
      19      48,099      11,916     11,916      100,000     25,119     25,119       100,000       54,780       54,780      100,000
      20      52,079      11,897     11,897      100,000     26,675     26,675       100,000       61,418       61,418      100,000
      21      56,258      11,775     11,775      100,000     28,234     28,234       100,000       68,803       68,803      100,000
      22      60,646      11,522     11,522      100,000     29,779     29,779       100,000       77,036       77,036      100,000
      23      65,253      11,128     11,128      100,000     31,306     31,306       100,000       86,243       86,243      101,766
      24      70,091      10,566     10,566      100,000     32,798     32,798       100,000       96,429       96,429      112,822
      25      75,170       9,824      9,824      100,000     34,252     34,252       100,000      107,629      107,629      124,850
      26      80,504       8,891      8,891      100,000     35,666     35,666       100,000      119,945      119,945      137,937
      27      86,104       7,726      7,726      100,000     37,017     37,017       100,000      133,520      133,520      150,878
      28      91,984       6,311      6,311      100,000     38,301     38,301       100,000      148,498      148,498      164,832
      29      98,158       4,619      4,619      100,000     39,509     39,509       100,000      165,042      165,042      179,895
      30     104,641       2,600      2,600      100,000     40,618     40,618       100,000      183,337      183,337      196,171

(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $12.50 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5.00 THEREAFTER. CURRENT VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                $1,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45

                                GUARANTEED VALUES

                                     0% Hypothetical                  6% Hypothetical                      12% Hypothetical
                               Gross Investment Return           Gross Investment Return                Gross Investment Return

            Premiums
           Paid Plus                   Cash                               Cash                                    Cash
  Policy    Interest        Cash       Surr        Death       Cash       Surr         Death         Cash         Surr        Death
    Year       at 5%       Value      Value      Benefit      Value      Value       Benefit        Value        Value      Benefit
       1       1,575         750          0      100,000        813          0       100,000          876            0      100,000
       2       3,229       1,672        774      100,000      1,851        953       100,000        2,038        1,140      100,000
       3       4,965       2,552      1,744      100,000      2,906      2,098       100,000        3,290        2,483      100,000
       4       6,788       3,389      2,671      100,000      3,978      3,260       100,000        4,642        3,924      100,000
       5       8,703       4,182      3,554      100,000      5,065      4,437       100,000        6,102        5,473      100,000
       6      10,713       4,926      4,388      100,000      6,163      5,625       100,000        7,676        7,138      100,000
       7      12,824       5,618      5,169      100,000      7,269      6,821       100,000        9,373        8,925      100,000
       8      15,040       6,251      5,892      100,000      8,378      8,019       100,000       11,202       10,843      100,000
       9      17,367       6,820      6,551      100,000      9,482      9,213       100,000       13,171       12,901      100,000
      10      19,810       7,320      7,320      100,000     10,578     10,578       100,000       15,291       15,291      100,000
      11      22,376       7,744      7,744      100,000     11,657     11,657       100,000       17,575       17,575      100,000
      12      25,069       8,088      8,088      100,000     12,717     12,717       100,000       20,039       20,039      100,000
      13      27,898       8,348      8,348      100,000     13,751     13,751       100,000       22,703       22,703      100,000
      14      30,868       8,515      8,515      100,000     14,753     14,753       100,000       25,586       25,586      100,000
      15      33,986       8,580      8,580      100,000     15,711     15,711       100,000       28,798       28,798      100,000
      16      37,261       8,532      8,532      100,000     16,615     16,615       100,000       32,298       32,298      100,000
      17      40,699       8,357      8,357      100,000     17,452     17,452       100,000       36,118       36,118      100,000
      18      44,309       8,036      8,036      100,000     18,201     18,201       100,000       40,294       40,294      100,000
      19      48,099       7,548      7,548      100,000     18,843     18,843       100,000       44,873       44,873      100,000
      20      52,079       6,873      6,873      100,000     19,356     19,356       100,000       49,910       49,910      100,000
      21      56,258       5,988      5,988      100,000     19,718     19,718       100,000       55,475       55,475      100,000
      22      60,646       4,871      4,871      100,000     19,905     19,905       100,000       61,656       61,656      100,000
      23      65,253       3,497      3,497      100,000     19,891     19,891       100,000       68,558       68,558      100,000
      24      70,091       1,834      1,834      100,000     19,643     19,643       100,000       76,311       76,311      100,000
      25      75,170         (*)        (*)          (*)     19,116     19,116       100,000       85,073       85,073      100,000
      26      80,504         (*)        (*)          (*)     18,248     18,248       100,000       94,894       94,894      109,128
      27      86,104         (*)        (*)          (*)     16,963     16,963       100,000      105,704      105,704      119,446
      28      91,984         (*)        (*)          (*)     15,157     15,157       100,000      117,616      117,616      130,554
      29      98,158         (*)        (*)          (*)     12,706     12,706       100,000      130,763      130,763      142,532
      30     104,641         (*)        (*)          (*)      9,468      9,468       100,000      145,305      145,305      155,477

(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $25.00 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $7.50 THEREAFTER. GUARANTEED VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                $1,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45

                                 CURRENT VALUES

                                     0% Hypothetical                  6% Hypothetical                      12% Hypothetical
                               Gross Investment Return           Gross Investment Return                Gross Investment Return

            Premiums
           Paid Plus                   Cash                               Cash                                    Cash
  Policy    Interest        Cash       Surr        Death       Cash       Surr         Death         Cash         Surr        Death
    Year       at 5%       Value      Value      Benefit      Value      Value       Benefit        Value        Value      Benefit
       1       1,575         943         46      100,943      1,012        115       101,012        1,082          184      101,082
       2       3,229       1,936      1,039      101,936      2,135      1,237       102,135        2,342        1,444      102,342
       3       4,965       2,889      2,081      102,889      3,280      2,472       103,280        3,705        2,897      103,705
       4       6,788       3,802      3,084      103,802      4,450      3,732       104,450        5,181        4,463      105,181
       5       8,703       4,677      4,048      104,677      5,645      5,017       105,645        6,781        6,153      106,781
       6      10,713       5,514      4,975      105,514      6,867      6,328       106,867        8,520        7,981      108,520
       7      12,824       6,302      5,853      106,302      8,105      7,656       108,105       10,397        9,948      110,397
       8      15,040       7,031      6,672      107,031      9,346      8,987       109,346       12,415       12,056      112,415
       9      17,367       7,701      7,431      107,701     10,593     10,324       110,593       14,587       14,318      114,587
      10      19,810       8,302      8,302      108,302     11,832     11,832       111,832       16,919       16,919      116,919
      11      22,376       8,848      8,848      108,848     13,078     13,078       113,078       19,438       19,438      119,438
      12      25,069       9,347      9,347      109,347     14,338     14,338       114,338       22,173       22,173      122,173
      13      27,898       9,803      9,803      109,803     15,614     15,614       115,614       25,147       25,147      125,147
      14      30,868      10,195     10,195      110,195     16,886     16,886       116,886       28,447       28,447      128,447
      15      33,986      10,502     10,502      110,502     18,131     18,131       118,131       32,010       32,010      132,010
      16      37,261      10,731     10,731      110,731     19,353     19,353       119,353       35,866       35,866      135,866
      17      40,699      10,873     10,873      110,873     20,541     20,541       120,541       40,037       40,037      140,037
      18      44,309      10,913     10,913      110,913     21,677     21,677       121,677       44,539       44,539      144,539
      19      48,099      10,847     10,847      110,847     22,750     22,750       122,750       49,397       49,397      149,397
      20      52,079      10,679     10,679      110,679     23,765     23,765       123,765       54,655       54,655      154,655
      21      56,258      10,398     10,398      110,398     24,701     24,701       124,701       60,337       60,337      160,337
      22      60,646       9,972      9,972      109,972     25,523     25,523       125,523       66,454       66,454      166,454
      23      65,253       9,394      9,394      109,394     26,295     26,295       126,295       73,040       73,040      173,040
      24      70,091       8,636      8,636      108,636     26,908     26,908       126,908       80,114       80,114      180,114
      25      75,170       7,694      7,694      107,694     27,344     27,344       127,344       87,716       87,716      187,716
      26      80,504       6,560      6,560      106,560     27,585     27,585       127,585       95,891       95,891      195,891
      27      86,104       5,199      5,199      105,199     27,582     27,582       127,582      104,658      104,658      204,658
      28      91,984       3,604      3,604      103,604     27,315     27,315       127,315      114,068      114,068      214,068
      29      98,158       1,762      1,762      101,762     26,752     26,752       126,752      124,170      124,170      224,170
      30     104,641           0          0            0     25,840     25,840       125,840      134,993      134,993      234,993

(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $12.50 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5.00 THEREAFTER. CURRENT VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE BREAK POINT PREMIUM AND 4% ON PREMIUMS IN EXCESS OF BREAK POINT FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                $1,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45

                                GUARANTEED VALUES

                                     0% Hypothetical                  6% Hypothetical                      12% Hypothetical
                               Gross Investment Return           Gross Investment Return                Gross Investment Return

            Premiums
           Paid Plus                   Cash                               Cash                                    Cash
  Policy    Interest        Cash       Surr        Death       Cash       Surr         Death         Cash         Surr        Death
    Year       at 5%       Value      Value      Benefit      Value      Value       Benefit        Value        Value      Benefit
       1       1,575         747          0      100,747        809          0       100,809          872            0      100,872
       2       3,229       1,661        763      101,661      1,839        941       101,839        2,025        1,127      102,025
       3       4,965       2,530      1,722      102,530      2,881      2,073       102,881        3,262        2,454      103,262
       4       6,788       3,352      2,634      103,352      3,933      3,215       103,933        4,589        3,871      104,589
       5       8,703       4,124      3,496      104,124      4,993      4,365       104,993        6,013        5,385      106,013
       6      10,713       4,842      4,304      104,842      6,055      5,517       106,055        7,537        6,999      107,537
       7      12,824       5,502      5,053      105,502      7,114      6,665       107,114        9,166        8,717      109,166
       8      15,040       6,097      5,738      106,097      8,162      7,803       108,162       10,902       10,543      110,902
       9      17,367       6,619      6,350      106,619      9,190      8,921       109,190       12,749       12,480      112,749
      10      19,810       7,065      7,065      107,065     10,191     10,191       110,191       14,709       14,709      114,709
      11      22,376       7,426      7,426      107,426     11,155     11,155       111,155       16,786       16,786      116,786
      12      25,069       7,697      7,697      107,697     12,073     12,073       112,073       18,983       18,983      118,983
      13      27,898       7,874      7,874      107,874     12,937     12,937       112,937       21,309       21,309      121,309
      14      30,868       7,950      7,950      107,950     13,737     13,737       113,737       23,764       23,764      123,764
      15      33,986       7,913      7,913      107,913     14,455     14,455       114,455       26,350       26,350      126,350
      16      37,261       7,752      7,752      107,752     15,075     15,075       115,075       29,154       29,154      129,154
      17      40,699       7,455      7,455      107,455     15,578     15,578       115,578       32,103       32,103      132,103
      18      44,309       7,004      7,004      107,004     15,937     15,937       115,937       35,191       35,191      135,191
      19      48,099       6,379      6,379      106,379     16,125     16,125       116,125       38,408       38,408      138,408
      20      52,079       5,563      5,563      105,563     16,112     16,112       116,112       41,745       41,745      141,745
      21      56,258       4,539      4,539      104,539     15,871     15,871       115,871       45,197       45,197      145,197
      22      60,646       3,293      3,293      103,293     15,371     15,371       115,371       48,752       48,752      148,752
      23      65,253       1,809      1,809      101,809     14,585     14,585       114,585       52,405       52,405      152,405
      24      70,091          70         70      100,070     13,475     13,475       113,475       56,141       56,141      156,141
      25      75,170         (*)        (*)          (*)     11,996     11,996       111,996       59,933       59,933      159,933
      26      80,504         (*)        (*)          (*)     10,089     10,089       110,089       63,745       63,745      163,745
      27      86,104         (*)        (*)          (*)      7,684      7,684       107,684       67,523       67,523      167,523
      28      91,984         (*)        (*)          (*)      4,691      4,691       104,691       71,195       71,195      171,195
      29      98,158         (*)        (*)          (*)      1,020      1,020       101,020       74,681       74,681      174,681
      30     104,641         (*)        (*)          (*)        (*)        (*)           (*)       77,902       77,902      177,902

(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $25.00 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $7.50 THEREAFTER. GUARANTEED VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                $2,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55

                                 CURRENT VALUES

                                     0% Hypothetical                  6% Hypothetical                      12% Hypothetical
                               Gross Investment Return           Gross Investment Return                Gross Investment Return

            Premiums
           Paid Plus                   Cash                               Cash                                    Cash
  Policy    Interest        Cash       Surr        Death       Cash       Surr         Death         Cash         Surr        Death
    Year       at 5%       Value      Value      Benefit      Value      Value       Benefit        Value        Value      Benefit
       1       2,625       1,533        371      100,000      1,647        485       100,000        1,762          599      100,000
       2       5,381       3,104      1,941      100,000      3,431      2,268       100,000        3,772        2,609      100,000
       3       8,275       4,625      3,579      100,000      5,267      4,221       100,000        5,964        4,918      100,000
       4      11,314       6,078      5,148      100,000      7,141      6,211       100,000        8,341        7,411      100,000
       5      14,505       7,447      6,633      100,000      9,036      8,222       100,000       10,905       10,091      100,000
       6      17,855       8,737      8,039      100,000     10,960     10,262       100,000       13,684       12,986      100,000
       7      21,373       9,943      9,362      100,000     12,910     12,328       100,000       16,699       16,118      100,000
       8      25,066      11,052     10,587      100,000     14,875     14,410       100,000       19,968       19,503      100,000
       9      28,945      12,062     11,714      100,000     16,854     16,505       100,000       23,520       23,172      100,000
      10      33,017      12,980     12,980      100,000     18,857     18,857       100,000       27,400       27,400      100,000
      11      37,293      13,793     13,793      100,000     20,877     20,877       100,000       31,739       31,739      100,000
      12      41,782      14,476     14,476      100,000     22,892     22,892       100,000       36,497       36,497      100,000
      13      46,497      15,025     15,025      100,000     24,903     24,903       100,000       41,735       41,735      100,000
      14      51,446      15,415     15,415      100,000     26,893     26,893       100,000       47,511       47,511      100,000
      15      56,644      15,639     15,639      100,000     28,949     28,949       100,000       53,913       53,913      100,000
      16      62,101      15,691     15,691      100,000     30,997     30,997       100,000       61,045       61,045      100,000
      17      67,831      15,536     15,536      100,000     33,017     33,017       100,000       69,018       69,018      100,000
      18      73,848      15,164     15,164      100,000     35,010     35,010       100,000       77,985       77,985      100,000
      19      80,165      14,555     14,555      100,000     36,973     36,973       100,000       88,129       88,129      100,000
      20      86,798      13,667     13,667      100,000     38,890     38,890       100,000       99,603       99,603      106,575
      21      93,763      12,467     12,467      100,000     40,753     40,753       100,000      112,329      112,329      117,946
      22     101,076      10,871     10,871      100,000     42,524     42,524       100,000      126,332      126,332      132,649
      23     108,755       8,813      8,813      100,000     44,183     44,183       100,000      141,732      141,732      148,819
      24     116,818       6,215      6,215      100,000     45,708     45,708       100,000      158,661      158,661      166,594
      25     125,284       2,976      2,976      100,000     47,071     47,071       100,000      177,258      177,258      186,121
      26     134,173         (*)        (*)          (*)     48,244     48,244       100,000      197,678      197,678      207,562
      27     143,506         (*)        (*)          (*)     49,200     49,200       100,000      220,086      220,086      231,090
      28     153,307         (*)        (*)          (*)     49,893     49,893       100,000      244,659      244,659      256,892
      29     163,597         (*)        (*)          (*)     50,268     50,268       100,000      271,586      271,586      285,165
      30     174,402         (*)        (*)          (*)     50,237     50,237       100,000      301,066      301,066      316,119

(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $12.50 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5.00 THEREAFTER. CURRENT VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE BREAK POINT PREMIUM AND 4% ON PREMIUMS IN EXCESS OF BREAK POINT FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                $2,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55

                                GUARANTEED VALUES

                                     0% Hypothetical                  6% Hypothetical                      12% Hypothetical
                               Gross Investment Return           Gross Investment Return                Gross Investment Return

            Premiums
           Paid Plus                   Cash                               Cash                                    Cash
  Policy    Interest        Cash       Surr        Death       Cash       Surr         Death         Cash         Surr        Death
    Year       at 5%       Value      Value      Benefit      Value      Value       Benefit        Value        Value      Benefit
       1       2,625       1,210         48      100,000      1,314        152       100,000        1,419          256      100,000
       2       5,381       2,538      1,375      100,000      2,827      1,664       100,000        3,130        1,967      100,000
       3       8,275       3,769      2,723      100,000      4,330      3,284       100,000        4,941        3,895      100,000
       4      11,314       4,898      3,968      100,000      5,816      4,886       100,000        6,857        5,927      100,000
       5      14,505       5,916      5,103      100,000      7,275      6,462       100,000        8,882        8,069      100,000
       6      17,855       6,814      6,117      100,000      8,698      8,001       100,000       11,022       10,324      100,000
       7      21,373       7,581      7,000      100,000     10,072      9,491       100,000       13,281       12,700      100,000
       8      25,066       8,200      7,735      100,000     11,379     10,914       100,000       15,661       15,196      100,000
       9      28,945       8,653      8,305      100,000     12,600     12,251       100,000       18,167       17,818      100,000
      10      33,017       8,925      8,925      100,000     13,716     13,716       100,000       20,805       20,805      100,000
      11      37,293       8,996      8,996      100,000     14,708     14,708       100,000       23,587       23,587      100,000
      12      41,782       8,851      8,851      100,000     15,556     15,556       100,000       26,529       26,529      100,000
      13      46,497       8,469      8,469      100,000     16,240     16,240       100,000       29,748       29,748      100,000
      14      51,446       7,826      7,826      100,000     16,730     16,730       100,000       33,197       33,197      100,000
      15      56,644       6,885      6,885      100,000     16,989     16,989       100,000       36,908       36,908      100,000
      16      62,101       5,596      5,596      100,000     16,966     16,966       100,000       40,917       40,917      100,000
      17      67,831       3,893      3,893      100,000     16,591     16,591       100,000       45,266       45,266      100,000
      18      73,848       1,689      1,689      100,000     15,776     15,776       100,000       50,008       50,008      100,000
      19      80,165         (*)        (*)          (*)     14,416     14,416       100,000       55,221       55,221      100,000
      20      86,798         (*)        (*)          (*)     12,393     12,393       100,000       61,017       61,017      100,000
      21      93,763         (*)        (*)          (*)      9,571      9,571       100,000       67,554       67,554      100,000
      22     101,076         (*)        (*)          (*)      5,787      5,787       100,000       75,040       75,040      100,000
      23     108,755         (*)        (*)          (*)        836        836       100,000       83,755       83,755      100,000
      24     116,818         (*)        (*)          (*)        (*)        (*)           (*)       94,068       94,068      100,000
      25     125,284         (*)        (*)          (*)        (*)        (*)           (*)      105,902      105,902      111,197
      26     134,173         (*)        (*)          (*)        (*)        (*)           (*)      118,857      118,857      124,800
      27     143,506         (*)        (*)          (*)        (*)        (*)           (*)      133,024      133,024      139,675
      28     153,307         (*)        (*)          (*)        (*)        (*)           (*)      148,495      148,495      155,920
      29     163,597         (*)        (*)          (*)        (*)        (*)           (*)      165,367      165,367      173,635
      30     174,402         (*)        (*)          (*)        (*)        (*)           (*)      183,741      183,741      192,928

(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $25.00 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $7.50 THEREAFTER. GUARANTEED VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                $2,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55

                                 CURRENT VALUES

                                     0% Hypothetical                  6% Hypothetical                      12% Hypothetical
                               Gross Investment Return           Gross Investment Return                Gross Investment Return

            Premiums
           Paid Plus                   Cash                               Cash                                    Cash
  Policy    Interest        Cash       Surr        Death       Cash       Surr         Death         Cash         Surr        Death
    Year       at 5%       Value      Value      Benefit      Value      Value       Benefit        Value        Value      Benefit
       1       2,625       1,521        358      101,521      1,634        471       101,634        1,747          585      101,747
       2       5,381       3,068      1,905      103,068      3,390      2,228       103,390        3,727        2,565      103,727
       3       8,275       4,553      3,507      104,553      5,185      4,138       105,185        5,870        4,824      105,870
       4      11,314       5,957      5,027      105,957      6,995      6,065       106,995        8,168        7,238      108,168
       5      14,505       7,260      6,446      107,260      8,803      7,989       108,803       10,618        9,804      110,618
       6      17,855       8,467      7,770      108,467     10,611      9,913       110,611       13,236       12,538      113,236
       7      21,373       9,572      8,991      109,572     12,410     11,829       112,410       16,032       15,450      116,032
       8      25,066      10,558     10,093      110,558     14,182     13,717       114,182       19,004       18,539      119,004
       9      28,945      11,422     11,073      111,422     15,920     15,571       115,920       22,165       21,816      122,165
      10      33,017      12,169     12,169      112,169     17,625     17,625       117,625       25,537       25,537      125,537
      11      37,293      12,787     12,787      112,787     19,282     19,282       119,282       29,216       29,216      129,216
      12      41,782      13,245     13,245      113,245     20,855     20,855       120,855       33,119       33,119      133,119
      13      46,497      13,537     13,537      113,537     22,329     22,329       122,329       37,260       37,260      137,260
      14      51,446      13,634     13,634      113,634     23,672     23,672       123,672       41,634       41,634      141,634
      15      56,644      13,532     13,532      113,532     24,866     24,866       124,866       46,253       46,253      146,253
      16      62,101      13,225     13,225      113,225     25,897     25,897       125,897       51,134       51,134      151,134
      17      67,831      12,676     12,676      112,676     26,801     26,801       126,801       56,262       56,262      156,262
      18      73,848      11,880     11,880      111,880     27,481     27,481       127,481       61,654       61,654      161,654
      19      80,165      10,824     10,824      110,824     27,908     27,908       127,908       67,317       67,317      167,317
      20      86,798       9,472      9,472      109,472     28,031     28,031       128,031       73,238       73,238      173,238
      21      93,763       7,801      7,801      107,801     27,806     27,806       127,806       79,414       79,414      179,414
      22     101,076       5,739      5,739      105,739     27,138     27,138       127,138       85,789       85,789      185,789
      23     108,755       3,246      3,246      103,246     25,958     25,958       125,958       92,333       92,333      192,333
      24     116,818         283        283      100,283     24,195     24,195       124,195       99,016       99,016      199,016
      25     125,284         (*)        (*)          (*)     21,690     21,690       121,690      105,789      105,789      205,789
      26     134,173         (*)        (*)          (*)     18,438     18,438       118,438      112,609      112,609      212,609
      27     143,506         (*)        (*)          (*)     14,369     14,369       114,369      119,439      119,439      219,439
      28     153,307         (*)        (*)          (*)      9,384      9,384       109,384      126,214      126,214      226,214
      29     163,597         (*)        (*)          (*)      3,380      3,380       103,380      132,863      132,863      232,863
      30     174,402         (*)        (*)          (*)        (*)        (*)           (*)      139,270      139,270      239,270

(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $12.50 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5.00 THEREAFTER. CURRENT VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE BREAK POINT PREMIUM AND 4% ON PREMIUMS IN EXCESS OF BREAK POINT FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                $2,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55

                                GUARANTEED VALUES

                                     0% Hypothetical                  6% Hypothetical                      12% Hypothetical
                               Gross Investment Return           Gross Investment Return                Gross Investment Return

            Premiums
           Paid Plus                   Cash                               Cash                                    Cash
  Policy    Interest        Cash       Surr        Death       Cash       Surr         Death         Cash         Surr        Death
    Year       at 5%       Value      Value      Benefit      Value      Value       Benefit        Value        Value      Benefit
       1       2,625       1,196         33      101,196      1,299        136       101,299        1,402          239      101,402
       2       5,381       2,495      1,333      102,495      2,780      1,617       102,780        3,078        1,915      103,078
       3       8,275       3,684      2,638      103,684      4,232      3,186       104,232        4,829        3,782      104,829
       4      11,314       4,755      3,825      104,755      5,643      4,713       105,643        6,651        5,721      106,651
       5      14,505       5,695      4,882      105,695      6,999      6,186       106,999        8,540        7,727      108,540
       6      17,855       6,496      5,799      106,496      8,285      7,587       108,285       10,488        9,791      110,488
       7      21,373       7,145      6,564      107,145      9,481      8,900       109,481       12,486       11,905      112,486
       8      25,066       7,623      7,158      107,623     10,563     10,098       110,563       14,516       14,051      114,516
       9      28,945       7,912      7,563      107,912     11,503     11,154       111,503       16,558       16,210      116,558
      10      33,017       7,994      7,994      107,994     12,275     12,275       112,275       18,593       18,593      118,593
      11      37,293       7,854      7,854      107,854     12,851     12,851       112,851       20,598       20,598      120,598
      12      41,782       7,476      7,476      107,476     13,204     13,204       113,204       22,551       22,551      122,551
      13      46,497       6,846      6,846      106,846     13,306     13,306       113,306       24,427       24,427      124,427
      14      51,446       5,947      5,947      105,947     13,122     13,122       113,122       26,195       26,195      126,195
      15      56,644       4,750      4,750      104,750     12,608     12,608       112,608       27,897       27,897      127,897
      16      62,101       3,219      3,219      103,219     11,706     11,706       111,706       29,400       29,400      129,400
      17      67,831       1,308      1,308      101,308     10,348     10,348       110,348       30,627       30,627      130,627
      18      73,848         (*)        (*)          (*)      8,448      8,448       108,448       31,482       31,482      131,482
      19      80,165         (*)        (*)          (*)      5,915      5,915       105,915       31,856       31,856      131,856
      20      86,798         (*)        (*)          (*)      2,666      2,666       102,666       31,640       31,640      131,640
      21      93,763         (*)        (*)          (*)        (*)        (*)           (*)       30,725       30,725      130,725
      22     101,076         (*)        (*)          (*)        (*)        (*)           (*)       28,996       28,996      128,996
      23     108,755         (*)        (*)          (*)        (*)        (*)           (*)       26,330       26,330      126,330
      24     116,818         (*)        (*)          (*)        (*)        (*)           (*)       22,587       22,587      122,587
      25     125,284         (*)        (*)          (*)        (*)        (*)           (*)       17,520       17,520      117,520
      26     134,173         (*)        (*)          (*)        (*)        (*)           (*)       10,976       10,976      110,976
      27     143,506         (*)        (*)          (*)        (*)        (*)           (*)        2,678        2,678      102,678
      28     153,307         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      29     163,597         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      30     174,402         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)

(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $25.00 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $7.50 THEREAFTER. GUARANTEED VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX 3

The following performance tables display historical investment results of the Underlying Mutual Fund sub-accounts of the Variable Account. This information may be useful in helping potential investors in deciding which Underlying Mutual Fund sub-accounts to choose and in assessing the competence of the Underlying Mutual Funds' investment advisers. The performance figures shown should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolios of the Underlying Mutual Funds, and the market conditions during the periods of time quoted. The performance figures should not be considered as estimates or predictions of future performance. Investment return and the principal value of the Underlying Mutual Fund sub-accounts are not guaranteed and will fluctuate so that a Policy Owner's units, when redeemed, may be worth more or less than their original cost.

                             FUND PERFORMANCE TABLE

                                    =================================================================================
                                                           Annual Percentage Change  Non annualized Percentage Change
=====================================================================================================================
                                      Fund       Unit                                    1 mo     1 Yr    2 Yrs
      Underlying Mutual Fund       Inception    Values      1994     1995     1996        to       to       to
                                     Date**    12/31/96                                12/31/96 12/31/96 12/31/96
=====================================================================================================================
American Century VP Balanced        05/01/91     14.64     -0.19     20.16    11.31     -2.53    11.31    33.75
---------------------------------------------------------------------------------------------------------------------
American Century VP Capital         11/20/87     15.33     -1.95     30.06    -5.09     -3.19    -5.09    23.44
Appreciation
---------------------------------------------------------------------------------------------------------------------
American Century VP International   05/01/94     11.89       N/A     11.32    13.49      1.98    13.49    26.34
---------------------------------------------------------------------------------------------------------------------
American Century VP Value           05/01/96     10.14       N/A       N/A      N/A      0.65      N/A      N/A
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund    05/02/94      9.99       N/A     60.65    18.68     -2.16    18.68    90.65
Growth & Income Fund
---------------------------------------------------------------------------------------------------------------------
Dreyfus Socially Responsible        10/06/93     17.32      0.69     33.49    20.26     -3.51    20.26    60.54
Growth Fund
---------------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index Fund            09/29/89     16.74      0.08     35.69    21.56     -2.11    21.56    64.94
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund II -Asset         09/06/89     18.17     -6.84     16.03    13.69     -1.52    13.69    31.91
Manager Portfolio
---------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund II -Contrafund    01/03/95     13.36       N/A       N/A    20.34     -0.67    20.34      N/A
Portfolio
---------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund - Equity-Income   10/09/86     25.19      6.22     34.02    13.37     -1.71    13.37    51.94
Portfolio
---------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund - Growth          10/09/86     24.19     -0.81     34.29    13.79     -3.15    13.79     52.8
Portfolio
---------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund - High Income     09/19/85     23.59     -2.33     19.65    13.12      1.31    13.12    35.34
Portfolio
---------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund - Overseas        01/28/87     15.32      0.92      8.81    12.31      0.46    12.31     22.2
Portfolio
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
NSAT Capital Appreciation Fund      04/15/92     18.41     -1.69     28.33    25.13      0.17    25.13    60.58
---------------------------------------------------------------------------------------------------------------------
NSAT Government Bond Fund           11/08/82     15.38        -4      17.8     2.66      -1.2     2.66    20.93
---------------------------------------------------------------------------------------------------------------------
NSAT Money Market Fund              11/10/81     12.21      3.05      4.81     4.27      0.35     4.27     9.29
---------------------------------------------------------------------------------------------------------------------
NSAT Small Company Fund             10/23/95     13.92       N/A       N/A    21.85       1.1    21.85      N/A
---------------------------------------------------------------------------------------------------------------------
NSAT Total Return Fund              11/08/82     21.99      0.27     28.07    20.87      0.08    20.87    54.79
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Neuberger & Berman Advisers         09/10/84     17.28     -5.74     30.68     8.27     -0.65     8.27    41.48
Management Trust -Growth Portfolio
---------------------------------------------------------------------------------------------------------------------
Neuberger & Berman Advisers         09/10/84     13.55     -0.95     10.05     3.47     -0.14     3.47    13.87
Management Trust -Bond Portfolio
---------------------------------------------------------------------------------------------------------------------
Neuberger & Berman Advisers         03/22/94     17.47       N/A     35.39    28.53      0.11    28.53    74.02
Management Trust -Partners
Portfolio
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account Fund   04/30/85     15.76     -2.72     16.07     3.96     -0.99     3.96    20.66
- Bond Fund
---------------------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account Fund   11/12/90     13.49     -6.47      1.43    16.86      0.73    16.86    18.52
- Global Securities
---------------------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account Fund   02/09/87     18.45     -2.73     20.39    14.57     -0.57    14.57    37.94
- Multiple  Strategies
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Strong Variable Insurance Funds,    05/08/92     16.51     -6.14     34.18        0     -0.44        0    34.18
Inc. -Discovery Fund II, Inc.
---------------------------------------------------------------------------------------------------------------------
Strong Variable Insurance Funds,    10/20/95     11.21       N/A       N/A      9.5     -0.86      9.5      N/A
Inc. -International Stock Fund II
---------------------------------------------------------------------------------------------------------------------
Strong Special Fund II, Inc.        05/08/92     21.58      2.77     24.82     17.2     -0.32     17.2    46.29
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust   12/27/95     10.07       N/A       N/A    25.72      0.98    25.72      N/A
-Worldwide  Emerging Markets Fund
---------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust   09/01/89     13.48      -2.1     16.37      1.7     -0.96      1.7    18.35
-Worldwide Bond Fund
---------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust   09/01/87     18.28     -5.55     10.11    17.12       0.9    17.12    28.96
-Worldwide Hard Assets Fund
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Van Kampen American Capital Life    07/03/95     15.05       N/A       N/A    39.41     10.98    39.41      N/A
Investment Trust - American
Capital Real Estate Securities Fund
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust-International  06/30/95     11.66       N/A       N/A      9.1      0.13      9.1      N/A
Equity Portfolio
---------------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust-Post Venture   11/18/96     10.16       N/A       N/A      N/A     -0.07      N/A      N/A
Capital Portfolio
---------------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust-Small Company  06/30/95     14.08       N/A       N/A       13      2.23       13      N/A
Growth Portfolio
---------------------------------------------------------------------------------------------------------------------


                                 =================================================================
                                 Non annualized Percentage Change   Annualized Percentage Change
==================================================================================================
                                    3 Yrs.   5 yrs.  Inception     3 Yrs.     5 yrs.    Inception
      Underlying Mutual Fund          to       to       to           to         to         to
                                   12/31/96 12/31/96 12/31/96     12/31/96   12/31/96   12/31/96
==================================================================================================
American Century VP Balanced         33.5     32.92     65.98       10.11       5.86      9.36
--------------------------------------------------------------------------------------------------
American Century VP Capital         21.03     29.62    136.94        6.57       5.33      9.93
Appreciation
--------------------------------------------------------------------------------------------------
American Century VP International     N/A       N/A     19.38         N/A        N/A      6.88
--------------------------------------------------------------------------------------------------
American Century VP Value             N/A       N/A     11.69         N/A        N/A       N/A
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund      N/A       N/A     85.69         N/A        N/A     26.18
Growth & Income Fund
--------------------------------------------------------------------------------------------------
Dreyfus Socially Responsible        61.64       N/A      73.2       17.36        N/A     18.51
Growth Fund
--------------------------------------------------------------------------------------------------
Dreyfus Stock Index Fund            65.07     90.23    139.17       18.18      13.72     12.78
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Fidelity VIP Fund II -Asset         22.89     63.78    111.97        7.11      10.37     10.81
Manager Portfolio
--------------------------------------------------------------------------------------------------
Fidelity VIP Fund II -Contrafund      N/A       N/A     66.69         N/A        N/A     29.24
Portfolio
--------------------------------------------------------------------------------------------------
Fidelity VIP Fund - Equity-Income   61.38    119.59    234.45        17.3      17.04     12.53
Portfolio
--------------------------------------------------------------------------------------------------
Fidelity VIP Fund - Growth          51.56     94.63    278.86       14.87      14.25     13.91
Portfolio
--------------------------------------------------------------------------------------------------
Fidelity VIP Fund - High Income     32.19      92.9    225.65        9.75      14.04     11.03
Portfolio
--------------------------------------------------------------------------------------------------
Fidelity VIP Fund - Overseas        23.32      48.7     96.27        7.24       8.26      7.03
Portfolio
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
NSAT Capital Appreciation Fund      57.87       N/A     80.54       16.44        N/A     13.37
--------------------------------------------------------------------------------------------------
NSAT Government Bond Fund            16.1     34.96     225.1         5.1       6.18      8.69
--------------------------------------------------------------------------------------------------
NSAT Money Market Fund              12.63     17.76    148.47        4.04       3.32       6.2
--------------------------------------------------------------------------------------------------
NSAT Small Company Fund               N/A       N/A     39.16         N/A        N/A     32.06
--------------------------------------------------------------------------------------------------
NSAT Total Return Fund              55.21     83.27    573.25       15.78      12.88     14.43
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Neuberger & Berman Advisers         33.36     53.51    300.16       10.07       8.95     11.93
Management Trust -Growth Portfolio
--------------------------------------------------------------------------------------------------
Neuberger & Berman Advisers         12.79     24.48     141.9        4.09       4.48      7.44
Management Trust -Bond Portfolio
--------------------------------------------------------------------------------------------------
Neuberger & Berman Advisers           N/A       N/A     68.96         N/A        N/A     20.81
Management Trust -Partners
Portfolio
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Oppenheimer Variable Account Fund   17.38     39.06    171.26        5.49       6.82      8.93
- Bond Fund
--------------------------------------------------------------------------------------------------
Oppenheimer Variable Account Fund   10.85     72.59     77.53        3.49      11.53      9.81
- Global Securities
--------------------------------------------------------------------------------------------------
Oppenheimer Variable Account Fund   34.18     66.87    171.81        10.3      10.78     10.64
- Multiple  Strategies
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Strong Variable Insurance Funds,    25.95       N/A     65.15        7.99        N/A      11.4
Inc. -Discovery Fund II, Inc.
--------------------------------------------------------------------------------------------------
Strong Variable Insurance Funds,      N/A       N/A     12.19         N/A        N/A     10.09
Inc. -International Stock Fund II
--------------------------------------------------------------------------------------------------
Strong Special Fund II, Inc.        50.35       N/A    115.75       14.56        N/A        18
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust     N/A       N/A     24.45         N/A        N/A     24.17
-Worldwide  Emerging Markets Fund
--------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust   15.86     16.37     51.56        5.03       3.08      5.84
-Worldwide Bond Fund
--------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust    21.8     89.49     68.63         6.8      13.64      7.39
-Worldwide Hard Assets Fund
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Van Kampen American Capital Life      N/A       N/A     50.45         N/A        N/A     31.49
Investment Trust - American
Capital Real Estate Securities Fund
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Warburg Pincus Trust-International    N/A       N/A     16.61         N/A        N/A     10.85
Equity Portfolio
--------------------------------------------------------------------------------------------------
Warburg Pincus Trust-Post Venture     N/A       N/A     -2.42         N/A        N/A       N/A
Capital Portfolio
--------------------------------------------------------------------------------------------------
Warburg Pincus Trust-Small Company    N/A       N/A     40.81         N/A        N/A     25.78
Growth Portfolio
--------------------------------------------------------------------------------------------------

The preceding table displays three types of total return. Simply stated, total return shows the percent change in unit values, with dividends and capital gains reinvested, after the deduction of a 0.80% asset charge (and the deduction of applicable investment advisory fees and other expenses of the Underlying Mutual Funds). The total return figures shown in the Annual Percentage Change and Annualized Percentage Change columns represent annualized figures, i.e., they show the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period quoted. The Non-Annualized Percentage Change total return figures are not annual return figures but instead represent the total percentage change in unit value over the stated periods without annualization. THE TOTAL RETURN FIGURES DO NOT TAKE INTO ACCOUNT THE SEVERAL OTHER POLICY CHARGES WHICH ARE DESCRIBED IN THE "POLICY CHARGES" SECTION. THESE OTHER CHARGES INCLUDE DEDUCTIONS FROM PREMIUMS, COST OF INSURANCE CHARGES, SURRENDER CHARGES AND A MONTHLY ADMINISTRATIVE CHARGE.

The Underlying Mutual Fund Inception Date is the date the Underlying Mutual Fund first became effective, which is not necessarily the same date the Underlying Mutual Fund was first made available through the Variable Account. For those Underlying Mutual Funds which have not been offered as sub-accounts through the Variable Account for one of the quoted periods, the total return figures will show the investment performance such Underlying Mutual Funds would have achieved (reduced by the 0.80% asset charge and Fund investment advisory fees and expenses) had they been offered as sub-accounts through the Variable Account for the period quoted. Certain Underlying Mutual Funds are not as old as some of the periods quoted, therefore, total return figures may not be available for all of the periods shown.

                          CASH VALUE PERFORMANCE TABLE

                           ====================================================================================================
                                       1 Year to            2 Years to            3 Years to           5 Years to
                                       12/31/96             12/31/96              12/31/96             12/31/96
===============================================================================================================================
                            Fund                  Cash                  Cash                  Cash                   Cash
  Underlying Mutual Fund    Inception   Accum     Surr.      Accum      Surr.      Accum      Surr.      Accum       Surr.
                            Date**      Value     Value      Value      Value      Value      Value      Value       Value
===============================================================================================================================
American Century VP         05/01/91    $9,067     $4,257    $20,049    $15,239    $30,771    $26,442    $52,534     $49,167
Balanced
-------------------------------------------------------------------------------------------------------------------------------
American Century VP         11/20/87    $7,676     $2,866    $17,895    $13,085    $27,588    $23,259    $48,358     $44,991
Capital Appreciation
-------------------------------------------------------------------------------------------------------------------------------
American Century VP         05/01/94    $9,251     $4,440    $19,518    $14,708      N/A        N/A        N/A         N/A
International
-------------------------------------------------------------------------------------------------------------------------------
American Century VP Value   05/01/94      N/A       N/A        N/A        N/A        N/A        N/A        N/A         N/A
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable            05/02/94    $9,772     $4,962    $25,783    $20,973      N/A        N/A        N/A         N/A
Investment Fund
Growth & Income Fund
-------------------------------------------------------------------------------------------------------------------------------
Dreyfus Socially            10/06/93    $9,863     $5,053    $23,145    $18,335    $36,162    $31,833      N/A         N/A
Responsible Growth Fund
-------------------------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index Fund    09/29/89    $9,961     $5,151    $23,634    $18,823    $36,901    $32,572    $66,410     $63,043
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund II        09/06/89    $9,271     $4,461    $20,049    $15,239    $29,849    $25,520    $54,875     $51,508
-Asset Manager Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund II        01/03/95    $9,843     $5,033      N/A        N/A        N/A        N/A        N/A         N/A
-Contrafund Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund -         10/09/86    $9,245     $4,435    $21,816    $17,005    $34,874    $30,544    $67,969     $64,602
Equity-Income Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund -         10/09/86    $9,313     $4,503    $22,009    $17,199    $34,138    $29,809    $64,166     $60,798
Growth Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund - High    09/19/85    $9,243     $4,433    $20,371    $15,561    $30,971    $26,642    $59,499     $56,131
Income Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund -         01/28/87    $9,161     $4,350    $19,090    $14,280    $29,045    $24,715    $54,558     $51,191
Overseas Portfolio
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NSAT Capital Appreciation   04/15/92    $10,274    $5,464    $23,483    $18,673    $36,142    $31,813      N/A         N/A
Fund
-------------------------------------------------------------------------------------------------------------------------------
NSAT Government Bond Fund   11/08/82    $8,292     $3,482    $18,212    $13,402    $27,473    $23,144    $48,319     $44,952
-------------------------------------------------------------------------------------------------------------------------------
NSAT Money Market Fund      11/10/81    $8,464     $3,653    $17,340    $12,530    $26,387    $22,058    $44,823     $41,456
-------------------------------------------------------------------------------------------------------------------------------
NSAT Small Company Fund     10/23/95    $10,031    $5,221      N/A        N/A        N/A        N/A        N/A         N/A
-------------------------------------------------------------------------------------------------------------------------------
NSAT Total Return Fund      11/08/82    $9,894     $5,084    $22,673    $17,863    $35,176    $30,847    $63,531     $60,164
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Neuberger & Berman          09/10/84    $8,806     $3,995    $20,556    $15,745    $31,200    $26,871    $54,640     $51,273
Advisers Management Trust
-Growth Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Neuberger & Berman          09/10/84    $8,379     $3,569    $17,668    $12,858    $26,696    $22,367    $46,093     $42,726
Advisers Management Trust
-Bond Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Neuberger & Berman          03/22/94    $10,572    $5,762    $25,006    $20,196      N/A        N/A        N/A         N/A
Advisers Management Trust
-Partners Portfolio
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Variable        04/30/85    $8,413     $3,602    $18,297    $13,487    $27,687    $23,357    $49,343     $45,976
Account Fund - Bond Fund
-------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Variable        11/12/90    $9,557     $4,747    $19,156    $14,346    $28,029    $23,700    $57,239     $53,872
Account Fund - Global
Securities
-------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Variable        02/09/87    $9,356     $4,546    $20,705    $15,895    $31,455    $27,126    $57,225     $53,857
Account Fund - Multiple
Strategies
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Strong Variable Insurance   05/08/92    $8,051     $3,240    $19,139    $14,329    $29,165    $24,836      N/A         N/A
Funds, Inc. -Discovery
Fund II, Inc.
-------------------------------------------------------------------------------------------------------------------------------
Strong Variable Insurance   10/20/95    $8,964     $4,154      N/A        N/A        N/A        N/A        N/A         N/A
Funds, Inc. -International
Stock Fund II
-------------------------------------------------------------------------------------------------------------------------------
Strong Special Fund II,     05/08/92    $9,580     $4,770    $21,608    $16,798    $33,752    $29,423      N/A         N/A
Inc.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide           12/27/95    $10,376    $5,565      N/A        N/A        N/A        N/A        N/A         N/A
Insurance Trust
-Worldwide  Emerging
Markets Fund
-------------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide           09/01/89    $8,212     $3,402    $17,945    $13,135    $27,192    $22,863    $46,231     $42,864
Insurance Trust
-Worldwide Bond Fund
-------------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide           09/01/89    $9,646     $4,836    $20,120    $15,310    $29,863    $25,534    $61,534     $58,167
Insurance Trust
-Worldwide Hard Assets
Fund
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Van Kampen American         07/03/95    $11,428    $6,618      N/A        N/A        N/A        N/A        N/A         N/A
Capital Life Investment
Trust - American Capital
Real Estate Securities
Fund
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Warburg Pincus              06/30/95    $8,907     $4,097      N/A        N/A        N/A        N/A        N/A         N/A
Trust-International
Equity Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust-Post   11/18/96      N/A       N/A        N/A        N/A        N/A        N/A        N/A         N/A
Venture Capital Portfolio
-------------------------------------------------------------------------------------------------------------------------------


                             =============================================
                             10 Years to             Inception to
                             12/31/96                12/31/96
==========================================================================
                                         Cash                    Cash
  Underlying Mutual Fund     Accum       Surr.       Accum       Surr.
                             Value       Value       Value       Value
==========================================================================
American Century VP            N/A         N/A       $67,054     $64,168
Balanced
--------------------------------------------------------------------------
American Century VP            N/A         N/A      $126,231    $126,231
Capital Appreciation
--------------------------------------------------------------------------
American Century VP            N/A         N/A       $28,882     $24,553
International
--------------------------------------------------------------------------
American Century VP Value      N/A         N/A       $9,565      $4,754
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Dreyfus Variable               N/A         N/A       $36,922     $32,593
Investment Fund
Growth & Income Fund
--------------------------------------------------------------------------
Dreyfus Socially               N/A         N/A       $46,894     $43,045
Responsible Growth Fund
--------------------------------------------------------------------------
Dreyfus Stock Index Fund       N/A         N/A      $119,303    $117,379
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Fidelity VIP Fund II           N/A         N/A       $99,808     $97,884
-Asset Manager Portfolio
--------------------------------------------------------------------------
Fidelity VIP Fund II           N/A         N/A       $23,708     $18,898
-Contrafund Portfolio
--------------------------------------------------------------------------
Fidelity VIP Fund -         $186,089    $186,089    $192,079    $192,079
Equity-Income Portfolio
--------------------------------------------------------------------------
Fidelity VIP Fund -         $192,142    $192,142    $199,148    $199,148
Growth Portfolio
--------------------------------------------------------------------------
Fidelity VIP Fund - High    $160,318    $160,318    $194,769    $194,769
Income Portfolio
--------------------------------------------------------------------------
Fidelity VIP Fund -            N/A         N/A      $125,565    $125,565
Overseas Portfolio
--------------------------------------------------------------------------

--------------------------------------------------------------------------
NSAT Capital Appreciation      N/A         N/A       $63,845     $60,478
Fund
--------------------------------------------------------------------------
NSAT Government Bond Fund   $120,893    $120,893    $222,154    $222,154
--------------------------------------------------------------------------
NSAT Money Market Fund       $99,747     $99,747    $187,419    $187,419
--------------------------------------------------------------------------
NSAT Small Company Fund        N/A         N/A       $20,910     $16,099
--------------------------------------------------------------------------
NSAT Total Return Fund      $170,474    $170,474    $358,697    $358,697
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Neuberger & Berman          $147,823    $147,823    $209,997    $209,997
Advisers Management Trust
-Growth Portfolio
--------------------------------------------------------------------------
Neuberger & Berman          $107,774    $107,774    $152,997    $152,997
Advisers Management Trust
-Bond Portfolio
--------------------------------------------------------------------------
Neuberger & Berman             N/A         N/A       $37,409     $33,080
Advisers Management Trust
-Partners Portfolio
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Oppenheimer Variable        $124,163    $124,163    $161,581    $161,581
Account Fund - Bond Fund
--------------------------------------------------------------------------
Oppenheimer Variable           N/A         N/A       $81,310     $78,905
Account Fund - Global
Securities
--------------------------------------------------------------------------
Oppenheimer Variable           N/A         N/A      $145,121    $145,121
Account Fund - Multiple
Strategies
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Strong Variable Insurance      N/A         N/A       $54,838     $51,471
Funds, Inc. -Discovery
Fund II, Inc.
--------------------------------------------------------------------------
Strong Variable Insurance      N/A         N/A       $18,380     $13,570
Funds, Inc. -International
Stock Fund II
--------------------------------------------------------------------------
Strong Special Fund II,        N/A         N/A       $64,172     $60,805
Inc.
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Van Eck Worldwide              N/A         N/A       $19,659     $14,848
Insurance Trust
-Worldwide  Emerging
Markets Fund
--------------------------------------------------------------------------
Van Eck Worldwide              N/A         N/A       $79,016     $77,092
Insurance Trust
-Worldwide Bond Fund
--------------------------------------------------------------------------
Van Eck Worldwide              N/A         N/A       $95,449     $93,525
Insurance Trust
-Worldwide Hard Assets
Fund
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Van Kampen American            N/A         N/A       $23,672     $18,862
Capital Life Investment
Trust - American Capital
Real Estate Securities
Fund
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Warburg Pincus                 N/A         N/A       $18,267     $13,456
Trust-International
Equity Portfolio
--------------------------------------------------------------------------
Warburg Pincus Trust-Post      N/A         N/A       $8,884      $4,074
Venture Capital Portfolio
--------------------------------------------------------------------------

The preceding Cash-Value performance table shows the effect of the performance quoted on accumulated values and cash surrender values, based on a hypothetical annual premium of $10,000 for a 45 year-old male, non-tobacco preferred, with a level death benefit and an initial specified amount of $496,386 (based on a guideline-level premium of $10,000 issued on a preferred basis). The cash surrender value figures reflect the deduction of all applicable Policy Charges, including a deduction from each premium payment, a 0.80% asset charge, applicable cost of insurance charges, surrender charges, and a monthly administrative charge (and the deduction of applicable investment advisory fees and other expenses of the Underlying Mutual Funds). See the "Policy Charges" section for more information about these charges. The cost of insurance charges may be higher or lower for purchasers who do not meet the profile of the hypothetical purchaser. Illustrations reflecting a potential purchaser's specific characteristics are available from the Company upon request.

**The Underlying Mutual Fund Inception Date is the date the Underlying Mutual Fund first became effective, which is not necessarily the same date the Underlying Mutual Fund was first made available through the Variable Account. For those Underlying Mutual Funds which have not been offered as sub-accounts through the Variable Account for one of the quoted periods, the cash values will show the investment performance such Underlying Mutual Funds would have achieved (reduced by any applicable Variable Account and Policy Charges, and Underlying Mutual Fund investment advisory fees and expenses) had they been offered as sub-accounts through the Variable Account for the period quoted. Certain Underlying Mutual Funds are not as old as some of the periods quoted, therefore, the cash values may not be available for all of the periods shown.

                          Independent Auditors' Report
                          ----------------------------

The Board of Directors of Nationwide Life Insurance Company and
   Contract Owners of Nationwide VLI Separate Account-2:

      We have audited the accompanying statement of assets, liabilities and contract owners' equity of Nationwide VLI Separate Account-2 as of December 31, 1996, and the related statements of operations and changes in contract owners' equity and schedules of changes in unit value for each of the years in the three year period then ended. These financial statements and schedules of changes in unit value are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules of changes in unit value based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and schedules of changes in unit value are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of December 31, 1996, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and schedules of changes in unit value referred to above present fairly, in all material respects, the financial position of Nationwide VLI Separate Account-2 as of December 31, 1996, and the results of its operations and its changes in contract owners' equity and the schedules of changes in unit value for each of the years in the three year period then ended in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Columbus, Ohio
February 7, 1997

                        NATIONWIDE VLI SEPARATE ACCOUNT-2
          STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY
                                DECEMBER 31, 1996

ASSETS:

   Investments at market value:

      The Dreyfus Socially Responsible Growth Fund, Inc. (DrySRGro)
         146,819 shares (cost $3,024,270) .................................    $ 2,949,585
      Dreyfus Stock Index Fund (DryStkIx)
         763,499 shares (cost $14,597,832) ................................     15,483,766
      Fidelity VIP - Equity-Income Portfolio (FidVIPEI)
         2,131,003 shares (cost $38,585,366) ..............................     44,815,000
      Fidelity VIP - Growth Portfolio (FidVIPGr)
         1,730,628 shares (cost $51,294,462) ..............................     53,891,755
      Fidelity VIP - High Income Portfolio (FidVIPHI)
         1,362,065 shares (cost $16,148,006) ..............................     17,053,049
      Fidelity VIP - Overseas Portfolio (FidVIPOv)
         859,910 shares (cost $14,604,187) ................................     16,200,703
      Fidelity VIP II - Asset Manager Portfolio (FidVIPAM)
         1,317,970 shares (cost $19,127,367) ..............................     22,313,225
      Fidelity VIP II - Contrafund Portfolio (FidVIPCon)
         824,740 shares (cost $12,402,278) ................................     13,657,697
      Nationwide SAT - Capital Appreciation Fund (NSATCapAp)
         505,369 shares (cost $7,950,583) .................................      8,227,404
      Nationwide SAT - Government Bond Fund (NSATGvtBd)
         605,008 shares (cost $6,588,470) .................................      6,679,290
      Nationwide SAT - Money Market Fund (NSATMyMkt)
         34,777,014 shares (cost $34,777,014) .............................     34,777,014
      Nationwide SAT - Small Company Fund (NSATSmCo)
         425,548 shares (cost $5,751,682) .................................      5,910,856
      Nationwide SAT - Total Return Fund (NSATTotRe)
         3,193,395 shares (cost $37,809,735) ..............................     42,376,355
      Neuberger &Berman - Growth Portfolio (NBAMTGro)
         493,535 shares (cost $12,574,511) ................................     12,723,337
      Neuberger &Berman - Limited Maturity Bond Portfolio (NBAMTLMat)
         197,236 shares (cost $2,784,764) .................................      2,771,172
      Neuberger &Berman - Partners Portfolio (NBAMTPart)
         646,222 shares (cost $9,535,912) .................................     10,649,743
      Oppenheimer - Bond Fund (OppBdFd)
         513,225 shares (cost $5,888,181) .................................      5,968,803
      Oppenheimer - Global Securities Fund (OppGlSec)
         561,069 shares (cost $8,710,530) .................................      9,914,098
      Oppenheimer - Multiple Strategies Fund (OppMult)
         509,706 shares (cost $7,225,046) .................................      7,966,703


      Strong Special Fund II, Inc. (StSpec2)
         893,185 shares (cost $14,371,245) ................................     17,184,873
      Strong VIF - Strong Discovery Fund II (StDisc2)
         624,950 shares (cost $7,308,503) .................................      6,749,458
      Strong VIF - Strong International Stock Fund II (StIntStk2)
         162,907 shares (cost $1,831,224) .................................      1,829,443
      TCI Portfolios - TCI Balanced (TCIBal)
         351,201 shares (cost $2,386,878) .................................      2,648,056
      TCI Portfolios - TCI Growth (TCIGro)
         1,169,740 shares (cost $12,750,085) ..............................     11,978,141
      TCI Portfolios - TCI International (TCIInt)
         576,818 shares (cost $3,278,870) .................................      3,437,835
      TCI Portfolios - TCI Value (TCIValue)
         1,637 shares (cost $9,188) .......................................          9,133
      Van Eck - Gold and Natural Resources Fund (VEGoldNR)
         377,518 shares (cost $6,100,328) .................................      6,312,096
      Van Eck - Worldwide Bond Fund (VEWrldBd)
         202,885 shares (cost $2,232,824) .................................      2,252,023
      Van Eck - Worldwide Emerging Markets Fund (VEWrldEMkt)
         257 shares (cost $3,213) .........................................          3,213
      Van Kampen American Capital LIT - Real Estate Securities Fund (VKACRES
         216,078 shares (cost $2,880,829) .................................      3,193,630
      Warburg Pincus - International Equity Portfolio (WPIntEq)
         730,797 shares (cost $8,366,199) .................................      8,389,554
      Warburg Pincus - Small Company Growth Portfolio (WPSmCoGr)
         514,119 shares (cost $7,238,771) .................................      7,326,189
                                                                             -------------
            Total investments .............................................    405,643,199
   Accounts receivable ....................................................      3,525,975
                                                                             -------------
            Total assets ..................................................    409,169,174
                                                                             -------------
CONTRACT OWNERS' EQUITY (NOTE 7) ..........................................  $ 409,169,174
                                                                             =============







See accompanying notes to financial statements.


                        NATIONWIDE VLI SEPARATE ACCOUNT-2
         STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                           1996              1995              1994
                                                                       ------------      -----------       -----------
INVESTMENT ACTIVITY:
   Reinvested capital gains and dividends . . . . . . . . . . . . .    $ 16,972,691        6,764,208         3,376,057
   Mortality and expense charges (note 3) . . . . . . . . . . . . .      (2,983,466)      (1,747,342)         (879,737)
                                                                       ------------      -----------       -----------
      Net investment activity . . . . . . . . . . . . . . . . . . .      13,989,225        5,016,866         2,496,320
                                                                       ------------      -----------       -----------

   Proceeds from mutual fund shares sold  . . . . . . . . . . . . .     275,979,207      163,574,836       184,340,809
   Cost of mutual fund shares sold  . . . . . . . . . . . . . . . .    (266,008,543)    (154,208,870)     (184,441,475)
                                                                       ------------      -----------       -----------
      Realized gain (loss) on investments . . . . . . . . . . . . .       9,970,664        9,365,966          (100,666)
   Change in unrealized gain (loss) on investments  . . . . . . . .      12,175,328       17,134,325        (3,604,010)
                                                                       ------------      -----------       -----------
      Net gain (loss) on investments  . . . . . . . . . . . . . . .      22,145,992       26,500,291        (3,704,676)
                                                                       ------------      -----------       -----------
         Net increase (decrease) in contract owners'
            equity resulting from operations  . . . . . . . . . . .      36,135,217       31,517,157        (1,208,356)
                                                                       ------------      -----------       -----------

EQUITY TRANSACTIONS:
   Purchase payments received from contract owners  . . . . . . . .     174,104,282      106,694,208        77,172,455
   Surrenders (note 2d) . . . . . . . . . . . . . . . . . . . . . .      (6,124,049)      (4,970,867)       (1,308,994)
   Death benefits . . . . . . . . . . . . . . . . . . . . . . . . .        (730,700)        (143,265)          (15,398)
   Policy loans (net of repayments) (note 5)  . . . . . . . . . . .      (6,468,023)      (2,529,830)       (2,980,396)
   Deductions for surrender charges (note 2d) . . . . . . . . . . .        (721,263)        (364,725)         (116,899)
   Redemptions to pay cost of insurance charges
      and administrative charges (notes 2b and 2c)  . . . . . . . .     (24,075,896)     (14,110,656)       (5,382,393)
   Deductions for asset charges (note 3)  . . . . . . . . . . . . .         (20,037)          -                 -
                                                                       ------------      -----------       -----------
         Net increase (decrease) in equity transactions . . . . . .     135,964,314       84,574,865        67,368,375
                                                                       ------------      -----------       -----------


NET CHANGE IN CONTRACT OWNERS' EQUITY . . . . . . . . . . . . . . .     172,099,531      116,092,022        66,160,019
CONTRACT OWNERS' EQUITY BEGINNING OF PERIOD . . . . . . . . . . . .     237,069,643      120,977,621        54,817,602
                                                                       ------------      -----------       -----------
CONTRACT OWNERS' EQUITY END OF PERIOD . . . . . . . . . . . . . . .   $ 409,169,174      237,069,643       120,977,621
                                                                      =============      ===========       ===========



See accompanying notes to financial statements.



                        NATIONWIDE VLI SEPARATE ACCOUNT-2
                          NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 1996, 1995 AND 1994


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   (a) Organization and Nature of Operations

     The Nationwide VLI Separate Account-2 (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on May 7, 1987. The Account has been registered as a unit investment trust under the Investment Company Act of 1940.

     The Company offers Modified Single Premium and Flexible Premium Variable Life Insurance Policies through the Account. The primary distribution for the contracts is through the brokerage community; however, other distributors may be utilized.

   (b) The Contracts

     Prior to December 31, 1990, only contracts without a front-end sales charge, but with a contingent deferred sales charge and certain other fees, were offered for purchase. Beginning December 31, 1990, contracts with a front-end sales charge, a contingent deferred sales charge and certain other fees, are offered for purchase. See note 2 for a discussion of policy charges, and note 3 for asset charges.

     Contract owners may invest in the following:

      The Dreyfus Socially Responsible Growth Fund, Inc. (DrySRGro)

      Dreyfus Stock Index Fund (DryStkIx)

      Dreyfus Variable Investment Fund - Growth and Income Portfolio (DryGroInc)

      Portfolios of the Fidelity Variable Insurance Products Fund
      (Fidelity VIP);
         Fidelity VIP - Equity-Income Portfolio (FidVIPEI)
         Fidelity VIP - Growth Portfolio (FidVIPGr)
         Fidelity VIP - High Income Portfolio (FidVIPHI)
         Fidelity VIP - Overseas Portfolio (FidVIPOv)

      Portfolios of the Fidelity Variable Insurance Products Fund II (Fidelity VIP-II);
         Fidelity VIP-II - Asset Manager Portfolio (FidVIPAM)
         Fidelity VIP-II - Contrafund Portfolio (FidVIPCon)

      Funds of the Nationwide Separate Account Trust (Nationwide SAT) (managed for a fee by an affiliated investment advisor);
         Nationwide SAT - Capital Appreciation Fund (NSATCapAp)
         Nationwide SAT - Government Bond Fund (NSATGvtBd)
         Nationwide SAT - Money Market Fund (NSATMyMkt)
         Nationwide SAT - Small Company Fund (NSATSmCo)
         Nationwide SAT - Total Return Fund (NSATTotRe)

      Portfolios of the Neuberger & Berman Advisers Management Trust (Neuberger & Berman);
         Neuberger & Berman - Growth Portfolio (NBAMTGro)
         Neuberger & Berman - Limited Maturity Bond Portfolio (NBAMTLMat) Neuberger & Berman - Partners Portfolio (NBAMTPart)

      Funds of the Oppenheimer Variable Account Funds (Oppenheimer);
         Oppenheimer - Bond Fund (OppBdFd)
         Oppenheimer - Global Securities Fund (OppGlSec)
         Oppenheimer - Multiple Strategies Fund (OppMult)

        Strong Special Fund II, Inc. (StSpec2)

        Funds of the Strong Variable Insurance Funds, Inc. (Strong VIF);
           Strong VIF - Strong Discovery Fund II (StDisc2)
           Strong VIF - Strong International Stock Fund II (StIntStk2)

        Portfolios of the TCI Portfolios, Inc. (TCI Portfolios);
           TCI Portfolios - TCI Balanced (TCIBal)
           TCI Portfolios - TCI Growth (TCIGro)
           TCI Portfolios - TCI International (TCIInt)
           TCI Portfolios - TCI Value (TCIValue)

        Funds of the Van Eck Worldwide Insurance Trust (Van Eck);
           Van Eck - Gold and Natural Resources Fund (VEGoldNR)
           Van Eck - Worldwide Bond Fund (VEWrldBd) (formerly Van Eck - Global
            Bond Fund (VEGlobBd))
           Van Eck - Worldwide Emerging Markets Fund (VEWrldEMkt)

        Fund of the Van Kampen American Capital Life Investment Trust
         (Van Kampen American Capital);
           Van Kampen American Capital LIT - Real Estate Securities Fund
            (VKACRESec)

        Portfolios of the Warburg Pincus Trust (Warburg Pincus);
           Warburg Pincus - International Equity Portfolio (WPIntEq) Warburg Pincus - Post Venture Capital Portfolio (WPPVenCap) Warburg Pincus - Small Company Growth Portfolio (WPSmCoGr)

      At December 31, 1996, contract owners have invested in all of the above funds (except Dreyfus Variable Investment Fund - Growth and Income Portfolio and Warburg Pincus - Post Venture Capital Portfolio.) The contract owners' equity is affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses (see notes 2 and 3). The accompanying financial statements include only contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

   (c) Security Valuation, Transactions and Related Investment Income

      The market value of the underlying mutual funds is based on the closing net asset value per share at December 31, 1996. Fund purchases and sales are accounted for on the trade date (date the order to buy or sell is executed). The cost of investments sold is determined on a specific identification basis, and dividends (which include capital gain distributions) are accrued as of the ex-dividend date.

   (d) Federal Income Taxes

      Operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code.

      Fund purchases and sales are accounted for on the trade date (date the order to buy or sell is executed). The cost of investments sold is determined on a specific identification basis, and dividends (which include capital gain distributions) are accrued as of the ex-dividend date.

   (e) Use of Estimates in the Preparation of Financial Statements

      The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   (f) Reclassifications

      Certain 1995 and 1994 amounts have been reclassified to conform with the current year presentation.

(2) POLICY CHARGES

   (a) Deductions from Premiums

      On multiple payment contracts and flexible premium contracts, the Company deducts a charge for state premium taxes equal to 2.5% of all premiums received to cover the payment of these premium taxes. The Company also deducts a sales load from each premium payment received not to exceed 3.5% of each premium payment.

      On last survivor flexible premium contracts, the Company deducts a charge for state premium taxes equal to 3.5% of all premiums received to cover the payment of these premium taxes. The Company also deducts a sales load from each premium payment received not to exceed 5% of each premium payment during the first ten years and 1.5% of each premium payment thereafter.

      The Company may at its sole discretion reduce this sales loading.

   (b) Cost of Insurance

      A cost of insurance charge is assessed monthly against each contract by liquidating units. The amount of the charge is based upon age, sex, rate class and net amount at risk (death benefit less total contract value).

      For last survivor flexible premium contracts, the monthly cost of insurance is determined in a manner that reflects the anticipated mortality of the two insureds and the fact that the death benefit is not payable until the death of the second insured to die.

   (c) Administrative Charges

      An administrative charge is assessed against each contract to recover policy maintenance, accounting, record keeping and other administrative expenses and is assessed against each contract by liquidating units.

      For single premium contracts, the Company deducts an annual administrative charge which is determined as follows:

      Contracts issued prior to April 16, 1990:

         Purchase payments totalling less than $25,000 - $10/month Purchase payments totalling $25,000 or more - none

      Contracts issued on or after April 16, 1990:

         Purchase payments totalling less than $25,000 - $90/year ($65/year in New York)
         Purchase payments totalling $25,000 or more - $50/year

      For multiple payment contracts, the Company currently deducts a monthly administrative charge of $5 (may deduct up to $7.50, maximum).

      For flexible premium contracts, the Company currently deducts a monthly administrative charge of $25 during the first policy year and $5 per month thereafter (may deduct up to $7.50, maximum). Additionally, the Company deducts an increase charge of $2.04 per year per $1,000 applied to any increase in the specified amount during the first 12 months after the increase becomes effective.

      For modified single premium contracts, the monthly charge is equal to an annual rate of .30% multiplied by the policy's cash value. For policy years 11 and later, this monthly charge is reduced to an annual rate of 0.15% of the policy's cash value. The monthly charge is subject to a $10 minimum.

      For last survivor flexible premium contracts, the Company deducts a monthly administrative charge equal to the sum of the policy charge and the basic coverage charge. For policy years one through ten the policy charge is $10. Additionally, there is a $0.04 per $1000 basic coverage charge (not less than $20 or more than $80 per policy). For policy years eleven and after, the policy charge is $5. Additionally, there is a $0.02 per $1000 basic coverage charge (not less than $10 or more than $40 per policy). Additionally, the Company deducts a monthly increase charge of $2.40 per $1000 applied to any increase in the specified amount during the first 12 months after the increase becomes effective. The charge may be raised to $3.60 per $1000 of increase per year at the Company's discretion.

   (d) Surrender Charges

      Policy surrenders result in a redemption of the contract value from the Account and payment of the surrender proceeds to the contract owner or designee. The surrender proceeds consist of the contract value, less any outstanding policy loans, and less a surrender charge, if applicable. The charge is determined according to contract type.

      For single premium contracts, the charge is determined based upon a specified percentage of the original purchase payment. For single premium contracts issued prior to April 16, 1990, the charge is 8% in the first year and declines to 0% after the ninth year. For single premium contracts issued on or after April 16, 1990, the charge is 8.5% in the first year, and declines to 0% after the ninth year.

      For multiple payment contracts and flexible premium contracts, the amount charged is based upon a specified percentage of the initial surrender charge, which varies by issue age, sex and rate class. The charge is 100% of the initial surrender charge in the first year, declining to 0% after the ninth year.

      For modified single premium contracts, the amount charged is based on the original purchase payment. The charge is 10% in the first year, declining to 0% in the ninth year.

      For last survivor flexible premium contracts, the charge is 100% of the initial surrender charge, declining to 0% in the fourteenth year if the average issue age is 74 or less. The charge is 100% of the initial surrender charge, declining to 0% in the ninth year if the average issue age is 75 or greater. For last survivor flexible payment contracts, the initial surrender charge is comprised of two components, an underwriting surrender charge and a sales surrender charge.

      The Company may waive the surrender charge for certain contracts in which the sales expenses normally associated with the distribution of a contract are not incurred.

(3) ASSET CHARGES

      For single premium contracts, the Company deducts a charge from the contract to cover mortality and expense risk charges related to operations, and to recover policy maintenance and premium tax charges. For contracts issued prior to April 16, 1990, the charge is equal to an annual rate of .95% during the first ten policy years, and .50% thereafter. A reduction of charges on these contracts is possible in policy years six through ten for those contracts achieving certain investment performance criteria. For single premium contracts issued on or after April 16, 1990, the charge is equal to an annual rate of 1.30% during the first ten policy years, and 1.00% thereafter.

      For multiple payment contracts and flexible premium contracts, the Company deducts a charge equal to an annual rate of .80%, with certain exceptions, to cover mortality and expense risk charges related to operations. The above charges are assessed through the daily unit value calculation.

      For modified single premium contracts, the Company deducts an annual rate of .90% charged against the cash value of the contacts. This charge is assessed monthly against each contract by liquidating units.

      For last survivor flexible premium contracts, the Company deducts an annual rate of .80% in policy years one through ten. This charge is assessed monthly by liquidating units. In policy years eleven and greater, the Company deducts an annual rate of .80% if the cash value of the contract is less than $100,000. If the cash value is greater than or equal to $100,000, the Company reduces the annual asset fee rate to .30%.

(4) DEATH BENEFITS

      Death benefits result in a redemption of the contract value from the Account and payment of the death benefit proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. For last survivor flexible premium contracts, the proceeds are payable on the death of the last surviving insured. The excess of the death benefit proceeds over the contract value on the date of death is paid by the Company's general account.

(5) POLICY LOANS (NET OF REPAYMENTS)

      Contract provisions allow contract owners to borrow up to 90% (50% during first year of single and modified single premium contracts) of a policy's cash surrender value. For single premium contracts issued prior to April 16, 1990, 6.5% interest is due and payable annually in advance. For single premium contracts issued on or after April 16, 1990, multiple payment, flexible premium, modified single and last survivor flexible premium contracts, 6% interest is due and payable in advance on the policy anniversary when there is a loan outstanding on the policy.

      At the time the loan is granted, the amount of the loan is transferred from the Account to the Company's general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made, subject to a guaranteed minimum rate. Loan repayments result in a transfer of collateral, including interest, back to the Account.

(6) SCHEDULE I

      Schedule I presents the components of the change in the unit values, which are the basis for determining contract owners' equity. This schedule is presented for each series, as applicable, in the following format:

            -  Beginning unit value - Jan. 1

            -  Reinvested capital gains and dividends
               (This amount reflects the increase in the unit value due to capital gains and dividend distributions from the underlying mutual funds.)

            -  Unrealized gain (loss)
               (This amount reflects the increase (decrease) in the unit value resulting from the market appreciation (depreciation) of the underlying mutual funds.)

            -  Asset charges
               (This amount reflects the decrease in the unit value due to the charges discussed in note 3.)

            -  Ending unit value - Dec. 31

            -  Percentage increase (decrease) in unit value.

(7) COMPONENTS OF CONTRACT OWNERS' EQUITY

    The following is a summary of contract owners' equity at December 31, 1996, for each series, in both the accumulation and payout phases.

Contract owners' equity represented by:

                                                                              UNITS       UNIT VALUE
                                                                              -----       ----------
Single Premium contracts issued prior to April 16, 1990:
      Fidelity VIP - Equity-Income Portfolio ........................         8,709       $29.854628       $260,004
      Fidelity VIP - Growth Portfolio ...............................         5,280        34.379126        181,522
      Fidelity VIP - High Income Portfolio ..........................         3,462        24.493313         84,796
      Fidelity VIP - Overseas Portfolio .............................         5,297        19.654083        104,108
      Fidelity VIP-II - Asset Manager Portfolio .....................         1,158        20.525705         23,769
      Nationwide SAT - Government Bond Fund .........................         2,831        19.842234         56,173
      Nationwide SAT - Money Market Fund ............................        28,405        14.875178        422,529
      Nationwide SAT - Total Return Fund ............................         1,189        26.717684         31,767
      Neuberger &Berman - Growth Portfolio ..........................         5,398        24.838185        134,077
      Neuberger &Berman - Limited Maturity Bond Portfolio ...........         5,192        16.433880         85,325
      Oppenheimer - Global Securities Fund ..........................         1,616        13.422186         21,690
      Strong Special Fund II, Inc. ..................................           406        21.426416          8,699
      TCI Portfolios - TCIGrowth ....................................         8,408        24.053649        202,243
      Van Eck - Gold and Natural Resources Fund .....................         4,593        15.014547         68,962
      Van Eck - Worldwide Bond Fund .................................            23        14.682655            338
      Van Kampen American Capital LIT - Real Estate Securities Fund .         5,134        15.011508         77,069
      Warburg Pincus - International Equity Portfolio ...............         1,802        11.634515         20,965

Single Premium contracts issued on or after April 16, 1990:
      The Dreyfus Socially Responsible Growth Fund, Inc. ............        16,672        17.041821        284,121
      Dreyfus Stock Index Fund ......................................       166,883        16.474993      2,749,396
      Fidelity VIP - Equity-Income Portfolio ........................       556,249        24.419978     13,583,588
      Fidelity VIP - Growth Portfolio ...............................       436,608        23.774932     10,380,326
      Fidelity VIP - High Income Portfolio ..........................       160,710        25.198564      4,049,661
      Fidelity VIP - Overseas Portfolio .............................       349,868        14.155666      4,952,615
      Fidelity VIP-II - Asset Manager Portfolio .....................       328,224        20.046209      6,579,647
      Fidelity VIP-II - Contrafund Portfolio ........................       253,591        13.256842      3,361,816
      Nationwide SAT - Capital Appreciation Fund ....................        69,468        17.984058      1,249,317
      Nationwide SAT - Government Bond Fund .........................       215,649        16.449774      3,547,377
      Nationwide SAT - Money Market Fund ............................     1,264,987        12.479104     15,785,904
      Nationwide SAT - Small Company Fund ...........................        84,265        13.833221      1,165,656
      Nationwide SAT - Total Return Fund ............................       145,392        23.035683      3,349,204
      Neuberger &Berman - Growth Portfolio ..........................       171,390        17.521012      3,002,926
      Neuberger &Berman - Limited Maturity Bond Portfolio ...........        72,295        14.088625      1,018,537
      Neuberger &Berman - Partners Portfolio ........................       166,759        17.259712      2,878,212
      Oppenheimer - Bond Fund .......................................       107,202        16.608318      1,780,445
      Oppenheimer - Global Securities Fund ..........................       112,397        13.270426      1,491,556
      Oppenheimer - Multiple Strategies Fund ........................       137,052        18.701076      2,563,020
      Strong Special Fund II, Inc. ..................................       145,314        21.077454      3,062,849
      Strong VIF - Strong Discovery Fund II .........................        96,856        16.133543      1,562,630
      Strong VIF - Strong International Stock Fund II ...............        51,959        11.141803        578,917
      TCI Portfolios - TCIBalanced ..................................        38,880        14.303509        556,120
      TCI Portfolios - TCIGrowth ....................................       187,431        16.163625      3,029,564
      TCI Portfolios - TCIInternational .............................       140,670        11.748051      1,652,598
      Van Eck - Gold and Natural Resources Fund .....................       179,378        16.582948      2,974,616
      Van Eck - Worldwide Bond Fund .................................        51,233        14.339608        734,661
      Van Kampen American Capital LIT - Real Estate Securities Fund .        77,060        14.933196      1,150,752
      Warburg Pincus - International Equity Portfolio ...............       229,373        11.573771      2,654,711
      Warburg Pincus - Small Company Growth Portfolio ...............       101,386        13.975650      1,416,935

Multiple Payment contracts and Flexible Premium contracts:
      The Dreyfus Socially Responsible Growth Fund, Inc. ............       149,312        17.319589      2,586,022
      Dreyfus Stock Index Fund ......................................       743,163        16.744674     12,444,022
      Fidelity VIP - Equity-Income Portfolio ........................     1,203,661        25.185570     30,314,888
      Fidelity VIP - Growth Portfolio ...............................     1,774,112        24.186560     42,909,666


      Fidelity VIP - High Income Portfolio ..........................       519,177        23.588786        12,246,755
      Fidelity VIP - Overseas Portfolio .............................       723,688        15.324813        11,090,383
      Fidelity VIP-II - Asset Manager Portfolio .....................       858,375        18.169993        15,596,668
      Fidelity VIP-II - Contrafund Portfolio ........................       741,153        13.356323         9,899,079
      Nationwide SAT - Capital Appreciation Fund ....................       373,658        18.410667         6,879,293
      Nationwide SAT - Government Bond Fund .........................       196,023        15.383251         3,015,471
      Nationwide SAT - Money Market Fund ............................     1,548,800        12.214743        18,918,194
      Nationwide SAT - Small Company Fund ...........................       325,390        13.915643         4,528,011
      Nationwide SAT - Total Return Fund ............................     1,740,045        21.988773        38,261,455
      Neuberger &Berman - Growth Portfolio ..........................       542,729        17.282005         9,379,445
      Neuberger &Berman - Limited Maturity Bond Portfolio ...........       117,219        13.551318         1,588,472
      Neuberger &Berman - Partners Portfolio ........................       434,744        17.469360         7,594,699
      Oppenheimer - Bond Fund .......................................       260,488        15.764821         4,106,547
      Oppenheimer - Global Securities Fund ..........................       616,399        13.487753         8,313,837
      Oppenheimer - Multiple Strategies Fund ........................       287,199        18.446363         5,297,777
      Strong VIF - Strong Discovery Fund II .........................       305,653        16.514861         5,047,817
      Strong VIF - Strong International Stock Fund II ...............       103,783        11.208230         1,163,224
      Strong Special Fund II, Inc. ..................................       649,651        21.575419        14,016,493
      TCI Portfolios - TCIBalanced ..................................       137,856        14.642920         2,018,614
      TCI Portfolios - TCIGrowth ....................................       564,722        15.327392         8,655,715
      TCI Portfolios - TCIInternational .............................       145,930        11.890858         1,735,233
      TCI Portfolios - TCI Value ....................................           900        10.143687             9,129
      Van Eck - Gold and Natural Resources Fund .....................       174,641        18.284590         3,193,239
      Van Eck - Worldwide Bond Fund .................................       110,868        13.479157         1,494,407
      Van Eck - Worldwide Emerging Markets Fund .....................           319        10.078948             3,215
      Van Kampen American Capital LIT - Real Estate Securities Fund .       120,572        15.045195         1,814,029
      Warburg Pincus - International Equity Portfolio ...............       469,367        11.660648         5,473,123
      Warburg Pincus - Small Company Growth Portfolio ...............       402,279        14.080553         5,664,311

Modified Single Premium and Last Survivor Flexible Premium contracts:
      The Dreyfus Socially Responsible Growth Fund, Inc. ............         7,118        11.180091            79,580
      Dreyfus Stock Index Fund ......................................        25,438        11.459856           291,516
      Fidelity VIP - Equity-Income Portfolio ........................        61,195        10.790149           660,303
      Fidelity VIP - Growth Portfolio ...............................        40,595        10.446167           424,062
      Fidelity VIP - High Income Portfolio ..........................        62,142        10.830462           673,027
      Fidelity VIP - Overseas Portfolio .............................         5,158        10.668178            55,026
      Fidelity VIP-II - Asset Manager Portfolio .....................        10,453        11.022140           115,214
      Fidelity VIP-II - Contrafund Portfolio ........................        35,353        11.249999           397,721
      Nationwide SAT - Capital Appreciation Fund ....................         8,542        11.610340            99,176
      Nationwide SAT - Government Bond Fund .........................         5,711        10.679205            60,989
      Nationwide SAT - Money Market Fund ............................       304,482        10.339005         3,148,041
      Nationwide SAT - Small Company Fund ...........................        20,576        10.524418           216,550
      Nationwide SAT - Total Return Fund ............................        64,330        11.444877           736,249
      Neuberger &Berman - Growth Portfolio ..........................        21,053         9.869834           207,790
      Neuberger &Berman - Limited Maturity Bond Portfolio ...........         7,552        10.477247            79,124
      Neuberger &Berman - Partners Portfolio ........................        15,462        11.476324           177,447
      Oppenheimer - Bond Fund .......................................         7,727        10.644626            82,251
      Oppenheimer - Global Securities Fund ..........................         8,064        10.833847            87,364
      Oppenheimer - Multiple Strategies Fund ........................         9,746        10.937578           106,598
      Strong Special Fund II, Inc. ..................................         9,106        10.766829            98,043
      Strong VIF - Strong Discovery Fund II .........................        14,115         9.884557           139,521
      Strong VIF - Strong International Stock Fund II ...............         8,692        10.054422            87,393
      TCI Portfolios - TCIBalanced ..................................         6,725        10.931147            73,512
      TCI Portfolios - TCIGrowth ....................................         9,987         9.118427            91,066
      TCI Portfolios - TCIInternational .............................         4,661        10.773558            50,216
      Van Eck - Gold and Natural Resources Fund .....................         7,974        10.056004            80,187
      Van Eck - Worldwide Bond Fund .................................         2,209        10.516764            23,232
      Van Kampen American Capital LIT - Real Estate Securities Fund .        11,112        13.673840           151,944
      Warburg Pincus - International Equity Portfolio ...............        24,290         9.935018           241,322
      Warburg Pincus - Small Company Growth Portfolio ...............        24,804         9.827590           243,764
                                                                             ------         --------      ------------
                                                                                                          $409,169,174
                                                                                                          ============

                                                                      SCHEDULE I

                        NATIONWIDE VLI SEPARATE ACCOUNT-2
                 SINGLE PREMIUM CONTRACTS ISSUED PRIOR TO APRIL 16, 1990

                       SCHEDULES OF CHANGES IN UNIT VALUE
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                             FIDVIPEI           FIDVIPGR          FIDVIPHI          FIDVIPOV           FIDVIPAM
                                             --------           --------          --------          --------           --------
1996**
   Beginning unit value - Jan  1            $26.373971         30.259267         21.685282         17.526172         18.081878
-------------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                            1.217030          2.174262          1.977825           .431349          1.189904
-------------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                     2.528645          2.256603          1.050520          1.872575          1.435663
-------------------------------------------------------------------------------------------------------------------------------
   Asset charges                              (.265018)         (.311006)         (.220314)         (.176013)         (.181740)
-------------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31              $29.854628         34.379126         24.493313         19.654083         20.525705
-------------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*                                13%               14%               13%               12%               14%
================================================================================================================================
1995
   Beginning unit value - Jan  1            $19.708533         22.566466         18.151674         16.131866         15.607540
-------------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                            1.542607           .124738          1.314664           .123427           .327932
-------------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                     5.341041          7.828480          2.410020          1.428229          2.304058
-------------------------------------------------------------------------------------------------------------------------------
   Asset charges                              (.218210)         (.260417)         (.191076)         (.157350)          (.157652)
-------------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31              $26.373971         30.259267         21.685282         17.526172         18.081878
-------------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*                                34%               34%               19%                9%               16%
================================================================================================================================
1994
   Beginning unit value - Jan  1            $18.583057         22.785679         18.612185         16.009316         16.778042
-------------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                            1.395798          1.371061          1.706032           .082663           .815806
-------------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                     (.087894)        (1.381165)        (1.991707)          .196908         (1.832732)
-------------------------------------------------------------------------------------------------------------------------------
   Asset charges                              (.182428)         (.209109)         (.174836)         (.157021)         (.153576)
-------------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31              $19.708533         22.566466         18.151674         16.131866         15.607540
-------------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*                                 6%               (1)%              (2)%               1%               (7)%
================================================================================================================================

                                             NSATGVTBD         NSATMYMKT         NSATTOTRE
                                             ---------         ---------         ---------
1996
   Beginning unit value - Jan. 1             19.357639         14.287454         22.138653
--------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                            1.200383           .727569          1.479674
--------------------------------------------------------------------------------------------
   Unrealized gain (loss)                     (.533024)          .000000          3.328301
--------------------------------------------------------------------------------------------
   Asset charges                              (.182764)         (.139845)         (.228944)
--------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31               19.842234         14.875178         26.717684
--------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*                                   3%              4%               21%
============================================================================================
1995
   Beginning unit value - Jan. 1             16.457035         13.652006         17.312690
--------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                            1.167149           .768745          1.720678
--------------------------------------------------------------------------------------------
   Unrealized gain (loss)                     1.903991           .000000          3.293404
--------------------------------------------------------------------------------------------
   Asset charges                              (.170536)         (.133297)         (.188119)
--------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31               19.357639         14.287454         22.138653
--------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*                                18%                5%               28%
============================================================================================
1994
   Beginning unit value - Jan. 1            17.168348         13.267517         17.291720
--------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                           1.079469           .512535           .875020
--------------------------------------------------------------------------------------------
   Unrealized gain (loss)                   (1.633239)          .000000          (.688478)
--------------------------------------------------------------------------------------------
   Asset charges                             (.157543)         (.128046)         (.165572)
--------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31              16.457035         13.652006         17.312690
--------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*                              (4)%                3%                0%
============================================================================================

  * An annualized rate of return cannot be determined as asset charges do not include the policy charges discussed in note 2.
 **  No other investment options were being utilized.

                        NATIONWIDE VLI SEPARATE ACCOUNT-2
            SINGLE PREMIUM CONTRACTS ISSUED PRIOR TO APRIL 16, 1990

                       SCHEDULES OF CHANGES IN UNIT VALUE
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                             NBAMTGRO          NBAMTLDMAT         OPPGLSEC           STSPEC2
                                             --------          ----------         --------           -------
1996***
   Beginning unit value - Jan  1            $22.976381         15.906671         11.503363         18.309087
-----------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                            2.084651          1.338753           .000000           .861320
-----------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                      .004126          (.659070)         2.036434          2.443023
-----------------------------------------------------------------------------------------------------------------
   Asset charges                              (.226973)         (.152474)         (.117611)         (.187014)
-----------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31              $24.838185         16.433880         13.422186         21.426416
-----------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     unit value* (a)                                8%                3%               17%               17%
=================================================================================================================
1995
   Beginning unit value - Jan  1            $17.608267         14.475203         11.358489         14.690448
-----------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                             .623265           .804090           .298934           .761035
-----------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                     4.945641           .771696          (.045712)         3.013032
-----------------------------------------------------------------------------------------------------------------
   Asset charges                              (.200792)         (.144318)         (.108348)         (.155428)
-----------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31              $22.976381         15.906671         11.503363         18.309087
-----------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                            30%               10%                1%               25%
=================================================================================================================
1994
   Beginning unit value - Jan  1            $18.709214         14.635617         12.162716         14.315226
-----------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                            2.255334           .618309           .214436           .411358
-----------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                    (3.185612)         (.641424)         (.903773)          .103258
-----------------------------------------------------------------------------------------------------------------
   Asset charges                              (.170669)         (.137299)         (.114890)         (.139394)
-----------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31              $17.608267         14.475203         11.358489          14.690448
-----------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                           (6)%               (1)%              (7)%               3%
=================================================================================================================

                                                TCIGRO          VEGOLDNR          VEWRLDBD         VKACRESEC         WPINTEQ
                                                ------          --------          --------         ---------         --------
1996***
   Beginning unit value - Jan  1             25.381408         12.839256         14.458585          10.784280       10.679811
-----------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                            2.847171           .272272           .394300            .288822         .226874
-----------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                    (3.934619)         2.040791          (.034088)          4.051625         .835595
-----------------------------------------------------------------------------------------------------------------------------
   Asset charges                              (.240311)         (.137772)         (.136142)          (.113219)       (.107765)
-----------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31               24.053649         15.014547         14.682655          15.011508       11.634515
-----------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     unit value* (a)                              (5)%               17%                2%                39%              9%
=============================================================================================================================
1995
   Beginning unit value - Jan  1             19.544976         11.677805         12.443161          10.000000              **
-----------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                             .022491           .115292          1.008475            .092106
-----------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                     6.032555          1.160549          1.138120            .740132
-----------------------------------------------------------------------------------------------------------------------------
   Asset charges                              (.218614)         (.114390)         (.131171)          (.047958)
-----------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31               25.381408         12.839256         14.458585          10.784280
-----------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                            30%               10%               16%              8%(B)
=============================================================================================================================
1994

   Beginning unit value - Jan  1             19.964524         12.382561         12.729709                **               **
-----------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                             .002137           .062321           .051271
-----------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                     (.236035)         (.652194)         (.220753)
-----------------------------------------------------------------------------------------------------------------------------
   Asset charges                              (.185650)         (.114883)         (.117066)
-----------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31               19.544976         11.677805         12.443161
-----------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                           (2)%              (6)%              (2)%
=============================================================================================================================

  *  An annualized rate of return cannot be determined as:
     (a)  Asset charges do not include the policy charges discussed in note 2; and
     (b) This investment option was not utilized for the entire year indicated. ** This investment option was not being utilized or was not available.
***  No other investment options were being utilized.

                        NATIONWIDE VLI SEPARATE ACCOUNT-2
           SINGLE PREMIUM CONTRACTS ISSUED ON OR AFTER APRIL 16, 1990

                       SCHEDULES OF CHANGES IN UNIT VALUE
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                            DRYSRGRO     DRYSTKIX     FIDVIPEI     FIDVIPGR     FIDVIPHI
                                            --------     --------     --------     --------     --------
1996***
   Beginning unit value - Jan. 1         $14.242220    13.621789    21.648958    20.999607    22.388295
-----------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                          .735836      .587431      .998669     1.508424     2.041281
-----------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                  2.266937     2.459672     2.069513     1.561724     1.079684
-----------------------------------------------------------------------------------------------------------
   Asset charges                           (.203172)    (.193899)    (.297162)    (.294823)    (.310696)
-----------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31           $17.041821    16.474993    24.419978    23.774932    25.198564
-----------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value* (a)                          20%          21%          13%          13%          13%
============================================================================================================
1995
   Beginning unit value - Jan. 1         $10.722275    10.088849    16.234159    15.715602    18.805616
-----------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                          .392053      .361339     1.269479      .086841     1.361583
-----------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                  3.289798     3.326196     4.390826     5.444880     2.491513
-----------------------------------------------------------------------------------------------------------
   Asset charges                           (.161906)    (.154595)    (.245506)    (.247716)    (.270417)
-----------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31           $14.242220    13.621789    21.648958    20.999607    22.388295
-----------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                          33%          35%          33%          34%          19%
============================================================================================================
1994
   Beginning unit value - Jan. 1         $10.702403    10.131165    15.360584    15.923752    19.350153
-----------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                          .276372      .283260     1.152726      .957853     1.773098
-----------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                  (.117327)    (.195255)    (.073161)    (.966373)   (2.069306)
-----------------------------------------------------------------------------------------------------------
   Asset charges                           (.139173)    (.130321)    (.205990)    (.199630)    (.248329)
-----------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31           $10.722275    10.088849    16.234159    15.715602    18.805616
-----------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                           0%           0%           6%         (1)%         (3)%
============================================================================================================

                                           FIDVIPOV     FIDVIPAM    FIDVIPCON    NSATCAPAP    NSATGVTBD
                                           --------     --------    ---------    ---------    ---------
1996***
   Beginning unit value - Jan. 1          12.667544    17.721708    11.071965    14.444672    16.104612
-----------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                          .311669     1.165823      .104326      .749268      .996469
-----------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                  1.350232     1.401973     2.236026     2.998693     (.443598)
-----------------------------------------------------------------------------------------------------------
   Asset charges                           (.173779)    (.243295)    (.155475)    (.208575)    (.207709)
-----------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31            14.155666    20.046209    13.256842    17.984058    16.449774
-----------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value* (a)                          12%          13%          20%          25%           2%
============================================================================================================
1995
   Beginning unit value - Jan. 1          11.700527    15.350115    10.000000    11.312336    13.739287
-----------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                          .089493      .322418      .142783      .642275      .972265
-----------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                  1.033414     2.260958      .998389     2.653961     1.587542
-----------------------------------------------------------------------------------------------------------
   Asset charges                           (.155890)    (.211783)    (.069207)    (.163900)    (.194482)
-----------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31            12.667544    17.721708    11.071965    14.444672    16.104612
-----------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                          8%          15%       11%(B)          28%          17%
============================================================================================================
1994
   Beginning unit value - Jan. 1          11.652241    16.559029       **        11.563943    14.383265
-----------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                          .060146      .804872                   .182742      .902346
-----------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                   .144272    (1.806726)                 (.286826)   (1.366016)
-----------------------------------------------------------------------------------------------------------
   Asset charges                           (.156132)    (.207060)                 (.147523)    (.180308)
-----------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31            11.700527    15.350115                 11.312336    13.739287
-----------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                          0%         (7)%                      (2)%         (4)%
============================================================================================================

  *  An annualized rate of return cannot be determined as:
     (a)  Asset charges do not include the policy charges discussed in note 2; and
     (b) This investment option was not utilized for the entire year indicated. ** This investment option was not being utilized or was not available.
***  No other investment options were being utilized.

                        NATIONWIDE VLI SEPARATE ACCOUNT-2
           SINGLE PREMIUM CONTRACTS ISSUED ON OR AFTER APRIL 16, 1990

                       SCHEDULES OF CHANGES IN UNIT VALUE
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                           NSATMYMKT        NSATSMCO          NSATTOTRE        NBAMTGRO       NBAMTLMAT
                                           ---------        --------          ---------        --------       ---------
1996***
   Beginning unit value - Jan  1          $12.028786       11.410311          19.154939       16.264834       13.684722
------------------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                           .611421         .133295           1.276326        1.474851        1.151075
------------------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                    .000000        2.456523           2.875006         .000818        (.567983)
------------------------------------------------------------------------------------------------------------------------------------
   Asset charges                            (.161103)       (.166908)          (.270588)       (.219491)       (.179189)
------------------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31            $12.479104       13.833221          23.035683       17.521012       14.088625
------------------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                           4%             21%                20%              8%               3%
====================================================================================================================================
1995
   Beginning unit value - Jan  1          $11.534440       10.000000          15.031721       12.508337       12.496729
------------------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                           .648458         .017459           1.489410         .442496         .693794
------------------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                    .000000        1.418328           2.856936        3.508824         .664378
------------------------------------------------------------------------------------------------------------------------------------
   Asset charges                            (.154112)       (.025476)          (.223128)       (.194823)       (.170179)
------------------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31            $12.028786       11.410311          19.154939       16.264834       13.684722
------------------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                           4%           14%(b)               27%             30%             10%
====================================================================================================================================
1994
   Beginning unit value - Jan  1          $11.249231              **          15.066007       13.336899       12.679406
------------------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                           .433762                            .760244        1.607088         .535454
------------------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                    .000000                           (.597472)      (2.269450)       (.555628)
------------------------------------------------------------------------------------------------------------------------------------
   Asset charges                            (.148553)                          (.197058)       (.166200)       (.162503)
------------------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31            $11.534440                          15.031721       12.508337       12.496729
------------------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                           3%                                 0%            (6)%              (1)%
====================================================================================================================================

                                          NBAMTPART         OPPBDFD        OPPGLSEC         OPPMULT       STDISC2        STINTSTK2
                                          ---------         -------        --------         -------       -------        ---------
1996***
   Beginning unit value - Jan  1          13.495873       16.056725       11.413379       16.404926       16.214896      10.226632
------------------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                          .549661        1.030165         .000000        1.247087        3.300617        .050938
------------------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                  3.411340        (.269155)       2.016448        1.276232       (3.177170)      1.007488
------------------------------------------------------------------------------------------------------------------------------------
   Asset charges                           (.197162)       (.209417)       (.159401)       (.227169)       (.204800)      (.143255)
------------------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31            17.259712       16.608318       13.270426       18.701076       16.133543      11.141803
------------------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                         28%              3%             16%             14%             (1)%            9%
====================================================================================================================================
1995
   Beginning unit value - Jan  1          10.018146       13.903136       11.309050       13.693997       12.144445      10.000000
------------------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                          .081860         .956955         .297396        1.103154         .211667        .041085
------------------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                  3.550382        1.391543        (.045694)       1.805769        4.042004        .209467
------------------------------------------------------------------------------------------------------------------------------------
   Asset charges                           (.154515)       (.194909)       (.147373)       (.197994)       (.183220)      (.023920)
------------------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31            13.495873       16.056725       11.413379       16.404926       16.214896      10.226632
------------------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                         35%             15%              1%            20%              34%           2%(b)
====================================================================================================================================
1994
   Beginning unit value - Jan  1          10.000000       14.362878       12.152136       14.148115       13.003547             **
------------------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                          .000000         .809172         .214078         .720350         .971167
------------------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                   .072562       (1.086058)       (.900362)       (.993926)      (1.670283)
------------------------------------------------------------------------------------------------------------------------------------
   Asset charges                            .054416        (.182856)       (.156802)       (.180542)       (.159986)
------------------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31            10.018146       13.903136       11.309050       13.693997       12.144445
------------------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                       0%(b)            (3)%            (7)%            (3)%            (7)%
====================================================================================================================================

  *  An annualized rate of return cannot be determined as:
     (a)   Asset charges do not include the policy charges discussed in note 2; and
     (b)   This investment option was not utilized for the entire year indicated.
 **  This investment option was not being utilized or was not available.
***  No other investment options were being utilized.

                        NATIONWIDE VLI SEPARATE ACCOUNT-2
           SINGLE PREMIUM CONTRACTS ISSUED ON OR AFTER APRIL 16, 1990

                       SCHEDULES OF CHANGES IN UNIT VALUE
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                          STSPEC2           TCIBAL          TCIGRO          TCIINT        VEGOLDNR
                                          -------           ------          ------          ------        --------
1996***
   Beginning unit value - Jan. 1       $18.074367        12.914886       17.116040       10.403803       14.230388
------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                        .849403          .609960        1.918348         .247063         .301335
------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                2.405871          .954721       (2.649394)       1.239275        2.259820
------------------------------------------------------------------------------------------------------------------
   Asset charges                         (.252187)        (.176058)       (.221369)       (.142090)       (.208595)
------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31         $21.077454        14.303509       16.163625       11.748051       16.582948
------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                       17%              11%            (6)%             13%             17%
==================================================================================================================
1995
   Beginning unit value - Jan. 1       $14.552799        10.801955       13.226279        9.392654       12.988341
------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
    and dividends                         .753037          .305779         .015219         .000000         .127947
------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                2.978850         1.961461        4.076606        1.136602        1.287916
------------------------------------------------------------------------------------------------------------------
   Asset charges                         (.210319)        (.154309)       (.202064)       (.125453)       (.173816)
------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31         $18.074367        12.914886       17.116040       10.403803       14.230388
------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                       24%              20%             29%             11%             10%
==================================================================================================================
1994
   Beginning unit value - Jan. 1       $14.230663        10.876445       13.557427       10.000000       13.820369
------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                        .407898          .260556         .001450         .000000         .069418
------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                 .103521         (.194370)       (.160376)       (.554327)       (.726294)
------------------------------------------------------------------------------------------------------------------
   Asset charges                         (.189283)        (.140676)       (.172222)       (.053019)       (.175152)
------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31         $14.552799        10.801955       13.226279        9.392654       12.988341
------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                        2%             (1)%            (2)%         (6)%(b)            (6)%
==================================================================================================================

                                       VEWRLDBD       VKACRESEC         WPLNTEQ          WPSMCOGR
                                       --------       ---------         -------          --------
1996***
   Beginning unit value - Jan. 1      14.170551       10.765797       10.661502         12.430586
-------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                      .385883         .287384         .225731           .000000
-------------------------------------------------------------------------------------------------
   Unrealized gain (loss)              (.034573)       4.034391         .833478          1.720228
-------------------------------------------------------------------------------------------------
   Asset charges                       (.182253)       (.154376)       (.146940)         (.175164)
-------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31        14.339608       14.933196       11.573771         13.975650
-------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                      1%             39%              9%               12%
=================================================================================================
1995
   Beginning unit value - Jan. 1    $ 12.237880       10.000000       10.000000         10.000000
-------------------------------------------------------------------------------------------------
   Reinvested capital gains
    and dividends                       .990055         .091962         .077347           .000000
-------------------------------------------------------------------------------------------------
   Unrealized gain (loss)              1.118852         .739397         .650501          2.501606
-------------------------------------------------------------------------------------------------
   Asset charges                       (.176236)       (.065562)       (.066346)         (.071020)
-------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      $ 14.170551       10.765797       10.661502         12.430586
-------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                     16%           8%(b)           7%(b)            24%(b)
=================================================================================================
1994
   Beginning unit value - Jan. 1    $ 12.563474             **              **               **
-------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                      .050533
-------------------------------------------------------------------------------------------------
   Unrealized gain (loss)              (.218292)
-------------------------------------------------------------------------------------------------
   Asset charges                       (.157835)
-------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      $ 12.237880
-------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                    (3)%
=================================================================================================

  *  An annualized rate of return cannot be determined as:
     (a)  Asset charges do not include the policy charges discussed in note 2; and
     (b) This investment option was not utilized for the entire year indicated. ** This investment option was not being utilized or was not available.
***  No other investment options were being utilized.

                        NATIONWIDE VLI SEPARATE ACCOUNT-2
            MULTIPLE PAYMENT CONTRACTS AND FLEXIBLE PREMIUM CONTRACTS

                       SCHEDULES OF CHANGES IN UNIT VALUES
                     YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                     DRYSRGRO       DRYSTKIX       FIDVIPEI      FIDVIPGR       FIDVIPHI
                                     --------       --------       --------      --------       --------
1996***
   Beginning unit value - Jan. 1   $14.401809      13.775382      22.215745     21.256059      20.852993
--------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    .747630        .596225       1.025291      1.527554       1.902180
--------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)            2.296912       2.494042       2.132663      1.587071       1.012148
--------------------------------------------------------------------------------------------------------
   Asset charges                     (.126762)      (.120975)      (.188129)     (.184124)      (.178535)
--------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31     $17.319589      16.744674      25.185570     24.186560      23.588786
--------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                   20%            22%            13%           14%            13%
========================================================================================================
1995
   Beginning unit value - Jan. 1   $10.788547      10.151919      16.576413     15.828463      17.428943
--------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    .396430        .364933       1.297971       .087506       1.262495
--------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)            3.317353       3.354508       4.496038      5.494030       2.316172
--------------------------------------------------------------------------------------------------------
   Asset charges                     (.100521)      (.095978)      (.154677)     (.153940)      (.154617)
--------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31     $14.401809      13.775382      22.215745     21.256059      20.852993
--------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                   33%            36%            34%           34%            20%
========================================================================================================
1994
   Beginning unit value - Jan. 1   $10.715005      10.143796      15.606442     15.958341      17.844401
--------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    .278073        .284601       1.172669       .960381       1.635883
--------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)            (.118575)      (.195976)      (.073581)     (.966828)     (1.910067)
--------------------------------------------------------------------------------------------------------
   Asset charges                     (.085956)      (.080502)      (.129117)     (.123431)      (.141274)
--------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31     $10.788547      10.151919      16.576413     15.828463      17.428943
--------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                    1%             0%             6%          (1)%           (2)%
========================================================================================================

                                     FIDVIPOV      FIDVIPAM      FIDVIPCON      NSATCAPAP      NSATGVTBD
                                     --------      --------      ---------      ---------      ---------
1996***
   Beginning unit value - Jan. 1    13.645033     15.982529      11.099135      14.713230      14.984933
--------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    .335875      1.051899        .104631        .766553        .930103
--------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)            1.459385      1.270941       2.248711       3.061949       (.412550)
--------------------------------------------------------------------------------------------------------
   Asset charges                     (.115480)     (.135376)      (.096154)      (.131065)      (.119235)
--------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      15.324813     18.169993      13.356323      18.410667      15.383251
--------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                   12%           14%            20%            25%             3%
========================================================================================================
1995
   Beginning unit value - Jan. 1    12.540728     13.774855      10.000000      11.465403      12.720514
--------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    .095965       .289466        .143118        .653781        .903001
--------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)            1.111417      2.035460        .998657       2.696528       1.472503
--------------------------------------------------------------------------------------------------------
   Asset charges                     (.103077)     (.117252)      (.042640)      (.102482)      (.111085)
--------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      13.645033     15.982529      11.099135      14.713230      14.984933
   Percentage increase (decrease)
     in unit value* (a)                    9%           16%         11%(b)            28%            18%
========================================================================================================
1994
   Beginning unit value - Jan. 1    12.426854     14.785784         **          11.662121      13.250482
--------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    .064174       .719044                       .184927        .833925
--------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)             .152413     (1.615920)                     (.289863)     (1.261429)
--------------------------------------------------------------------------------------------------------
   Asset charges                     (.102713)     (.114053)                     (.091782)      (.102464)
--------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      12.540728     13.774855                     11.465403      12.720514
--------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                    1%          (7)%                          (2)%           (4)%
========================================================================================================

  *  An annualized rate of return cannot be determined as:
     (a)  Asset charges do not include the policy charges discussed in note 2; and
     (b)  This investment option was not utilized for the entire year indicated.
**   This investment option was not being utilized or was not available.
***  No other investment options were being utilized.

                        NATIONWIDE VLI SEPARATE ACCOUNT-2
            MULTIPLE PAYMENT CONTRACTS AND FLEXIBLE PREMIUM CONTRACTS

                       SCHEDULES OF CHANGES IN UNIT VALUES
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                    NSATMYMKT     NSATSMCO    NSATTOTRE     NBAMTGRO    NBAMTLMAT    NBAMTPART
                                    ---------     --------    ---------     --------    ---------    ---------
1996***
   Beginning unit value - Jan. 1   $11.714295    11.420759    18.192762    15.962482    13.096811    13.591346
----------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    .596995      .133983     1.217547     1.448641     1.102543      .554011
----------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)             .000000     2.463983     2.737018      .003774     (.542247)    3.446498
----------------------------------------------------------------------------------------------------------------
   Asset charges                     (.096547)    (.103082)    (.158554)    (.132892)    (.105789)    (.122495)
----------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31     $12.214743    13.915643    21.988773    17.282005    13.551318    17.469360
----------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                   4%           22%          21%           8%           3%          29%
================================================================================================================
1995
   Beginning unit value - Jan. 1  $11.176411    10.000000    14.205723    12.214794    11.900389    10.038887
----------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                   .629782      .017475     1.413734      .432461      .661221      .082096
----------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)            .000000     1.418968     2.703396     3.432609      .635177     3.565899
----------------------------------------------------------------------------------------------------------------
   Asset charges                    (.091898)    (.015684)    (.130091)    (.117382)    (.099976)    (.095536)
----------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31    $11.714295    11.420759    18.192762    15.962482    13.096811    13.591346
----------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                   5%       14%(b)          28%          31%          10%          35%
================================================================================================================
1994
   Beginning unit value - Jan. 1  $10.845265           **    14.167308     12.959107   12.014277    10.000000
----------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                   .419275                   .717782     1.562441      .507651      .000000
----------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)            .000000                  (.565055)   (2.207122)    (.526553)     .072401
----------------------------------------------------------------------------------------------------------------
   Asset charges                    (.088129)                 (.114312)    (.099632)    (.094986)    (.033514)
----------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31    $11.176411                 14.205723    12.214794    11.900389    10.038887
----------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                   3%                        0%         (6)%         (1)%        0%(b)
================================================================================================================

                                     OPPBDFD     OPPGLSEC      OPPMULT      STDISC2     STINTSTK2
                                     -------     --------      -------      -------     ---------
1996***
   Beginning unit value - Jan. 1   15.164813    11.542134    16.100377    16.514850     10.236021
----------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                   .975830      .000000     1.226905     3.367146       .051144
----------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)           (.253799)    2.045080     1.256649    (3.238459)     1.009533
----------------------------------------------------------------------------------------------------------------
   Asset charges                    (.122023)    (.099461)    (.137568)    (.128676)     (.088468)
----------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31     15.764821    13.487753    18.446363    16.514861     11.208230
----------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                   4%          17%          15%           0%            9%
================================================================================================================
1995
   Beginning unit value - Jan. 1  $13.065574    11.379737    13.372968    12.307607     10.000000
----------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                   .902009      .299595     1.079776      .215562       .041121
----------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)           1.310232     (.045711)    1.766931     4.106245       .209625
----------------------------------------------------------------------------------------------------------------
   Asset charges                    (.113002)    (.091487)    (.119298)    (.114564)     (.014725)
----------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31    $15.164813    11.542134    16.100377    16.514850     10.236021
----------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                  16%           1%          20%          34%         2%(b)
================================================================================================================
1994
   Beginning unit value - Jan. 1  $13.430475    12.167250    13.747705    13.112678           **
----------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                   .759284      .214589      .702216      .983647
----------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)          (1.018698)    (.905246)    (.968729)   (1.689193)
----------------------------------------------------------------------------------------------------------------
   Asset charges                    (.105487)    (.096856)    (.108224)    (.099525)
----------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31    $13.065574    11.379737    13.372968    12.307607
----------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                 (3)%         (6)%         (3)%         (6)%
================================================================================================================

  *  An annualized rate of return cannot be determined as:
     (a)   Asset charges do not include the policy charges discussed in note 2; and
     (b)   This investment option was not utilized for the entire year indicated.
 **  This investment option was not being utilized or was not available.
***  No other investment options were being utilized.

                        NATIONWIDE VLI SEPARATE ACCOUNT-2
            MULTIPLE PAYMENT CONTRACTS AND FLEXIBLE PREMIUM CONTRACTS

                       SCHEDULES OF CHANGES IN UNIT VALUES
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                       STSPEC2        TCIBAL       TCIGRO       TCIINT     TCIVALUE
                                       -------        ------       ------       ------     --------
1996***
   Beginning unit value - Jan. 1    $18.408627     13.155049    16.149061    10.477472    10.000000
---------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                     .866384       .622373     1.812196      .249286      .000000
---------------------------------------------------------------------------------------------------
   Unrealized gain (loss)             2.458870       .976138    (2.505020)    1.252389      .145457
---------------------------------------------------------------------------------------------------
   Asset charges                      (.158462)     (.110640)    (.128845)    (.088289)    (.001770)
---------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      $21.575419     14.642920    15.327392    11.890858    10.143687
---------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                    17%           11%         (5)%          13%        1%(b)
===================================================================================================
1995
   Beginning unit value - Jan. 1    $14.748256     10.948128    12.417011     9.412116           **
---------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                     .764407       .310910      .014289      .000000
---------------------------------------------------------------------------------------------------
   Unrealized gain (loss)             3.027469      1.992508     3.834812     1.142911
---------------------------------------------------------------------------------------------------
   Asset charges                      (.131505)     (.096497)    (.117051)    (.077555)
---------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      $18.408627     13.155049    16.149061    10.477472
---------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                    25%           20%          30%          11%
===================================================================================================
1994
   Beginning unit value - Jan. 1    $14.350073     10.968814    12.664593    10.000000           **
---------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                     .412806       .263602      .001356      .000000
---------------------------------------------------------------------------------------------------
   Unrealized gain (loss)              .103139      (.196764)    (.149703)    (.555221)
---------------------------------------------------------------------------------------------------
   Asset charges                      (.117762)     (.087524)    (.099235)    (.032663)
---------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      $14.748256     10.948128    12.417011     9.412116
---------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                     3%            0%         (2)%        6%(b)
===================================================================================================

                                     VEGOLDNR     VEWRLDBD    VEWRLDEMKT    VKACRESEC      WPLNTEQ    WPSMCOGR
                                     --------     --------    ----------    ---------      -------    --------
1996***
   Beginning unit value - Jan. 1    15.612002    13.253457     10.000000    10.792212    10.687672   12.461074
--------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    .331277      .361660       .000000      .289441      .227366     .000000
--------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)            2.482492     (.030793)      .080699     4.059026      .836487    1.727810
--------------------------------------------------------------------------------------------------------------
   Asset charges                     (.141181)    (.105167)     (.001751)    (.095484)    (.090877)   (.108331)
--------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      18.284590    13.479157     10.078948    15.045195    11.660648   14.080553
--------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                   17%           2%         1%(b)          39%           9%         13%
==============================================================================================================
1995
   Beginning unit value - Jan. 1    14.178501    11.388987            **    10.000000    10.000000   10.000000
--------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    .140115      .923751                    .092168      .077521     .000000
--------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)            1.410450     1.041904                    .740443      .651025    2.504833
--------------------------------------------------------------------------------------------------------------
   Asset charges                     (.117064)    (.101185)                  (.040399)    (.040874)   (.043759)
--------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      15.612002    13.253457                  10.792212    10.687672   12.461074
--------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                   10%          16%                      8%(b)        7%(b)     25%(b)
==============================================================================================================
1994
   Beginning unit value - Jan. 1    15.011706    11.633841            **           **           **          **
--------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    .075618      .046884
--------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)            (.791458)    (.201583)
--------------------------------------------------------------------------------------------------------------
   Asset charges                     (.117365)    (.090155)
--------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      14.178501    11.388987
--------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                  (6)%         (2)%
==============================================================================================================

  *  An annualized rate of return cannot be determined as:
     (a)   Asset charges do not include the policy charges discussed in note 2; and
     (b)   This investment option was not utilized for the entire year indicated.
 **  This investment option was not being utilized or was not available.
***  No other investment options were being utilized.

                        NATIONWIDE VLI SEPARATE ACCOUNT-2
      MODIFIED SINGLE PREMIUM AND LAST SURVIVOR FLEXIBLE PREMIUM CONTRACTS

                       SCHEDULES OF CHANGES IN UNIT VALUE
                          YEAR ENDED DECEMBER 31, 1996

                                      DRYSRGRO          DRYSTKIX         FIDVIPEI          FIDVIPGR
                                      --------          --------         --------          --------
1996**
   Beginning unit value - Jan. 1    $10.000000         10.000000        10.000000         10.000000
---------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                     .482403           .358216          .000000           .000000
---------------------------------------------------------------------------------------------------
   Unrealized gain (loss)              .697688          1.101640          .790149           .446167
---------------------------------------------------------------------------------------------------
   Contract charges                    .000000           .000000          .000000           .000000
---------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      $11.180091         11.459856        10.790149         10.446167
---------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*(a)                  12%(b)            15%(b)            8%(b)             4%(b)
===================================================================================================
                                      FIDVIPCON        NSATCAPAP        NSATGVTBD         NSATMYMKT
                                      ---------        ---------        ---------         ---------
1996**
   Beginning unit value - Jan. 1     $10.000000        10.000000        10.000000         10.000000
---------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                     .000000           .445367          .489314           .339005
---------------------------------------------------------------------------------------------------
   Unrealized gain (loss)             1.249999          1.164973          .189891           .000000
---------------------------------------------------------------------------------------------------
   Contract charges                    .000000           .000000          .000000           .000000
---------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      $11.249999         11.610340        10.679205         10.339005
---------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*(a)                  12%(b)            16%(b)            7%(b)             3%(b)
===================================================================================================
                                      NBAMTLMAT         NBAMTPART          OPPBDFD         OPPGLSEC
                                      ---------         ---------          -------         --------
1996**
   Beginning unit value - Jan. 1    $10.000000         10.000000        10.000000         10.000000
---------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                     .000000           .000000          .479143           .000000
---------------------------------------------------------------------------------------------------
   Unrealized gain (loss)              .477247          1.476324          .165483           .833847
---------------------------------------------------------------------------------------------------
   Contract charges                    .000000           .000000          .000000           .000000
---------------------------------------------------------------------------------------------------
   Ending unit value - Dec.31       $10.477247         11.476324        10.644626         10.833847
---------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*(a)                   5%(b)            15%(b)            6%(b)             8%(b)
===================================================================================================

                                     FIDVIPHI         FIDVIPOV          FIDVIPAM
                                     --------         --------          --------
1996**
   Beginning unit value - Jan. 1    10.000000        10.000000         10.000000
--------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    .000000          .000000           .000000
--------------------------------------------------------------------------------
   Unrealized gain (loss)             .830462          .668178          1.022140
--------------------------------------------------------------------------------
   Contract charges                   .000000          .000000           .000000
--------------------------------------------------------------------------------
   Ending unit value - Dec.31       10.830462        10.668178         11.022140
--------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*(a)                  8%(b)            7%(b)            10%(b)
================================================================================
                                      NSATSMCO        NSATTOTRE         NBAMTGRO
                                      --------        ---------         --------
1996**
   Beginning unit value - Jan. 1     10.000000        10.000000        10.000000
--------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                     .095576          .580169          .000000
--------------------------------------------------------------------------------
   Unrealized gain (loss)              .428842          .864708         (.130166)
--------------------------------------------------------------------------------
   Contract charges                    .000000          .000000          .000000
--------------------------------------------------------------------------------
   Ending unit value - Dec.31       $10.524418        11.444877         9.869834
--------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*(a)                    5%(b)           14%(b)           (1)%(b)
================================================================================
                                       OPPMULT          STDISC2        STINTSTK2
                                       -------          -------        ---------
1996**
   Beginning unit value - Jan. 1    $10.000000        10.000000        10.000000
--------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                     .402281          .520758          .045738
--------------------------------------------------------------------------------
   Unrealized gain (loss)              .535297         (.636201)         .008684
--------------------------------------------------------------------------------
   Contract charges                    .000000          .000000          .000000
--------------------------------------------------------------------------------
   Ending unit value - Dec.31        10.937578         9.884557        10.054422
--------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*(a)                   9%(b)          (1)%(b)            1%(b)
================================================================================

  *  An annualized rate of return cannot be determined as:
     (a)   Asset charges do not include the policy charges discussed in note 2; and
     (b)   This investment option was not utilized for the entire year indicated.
 **  No other investment options were being utilized.

                        NATIONWIDE VLI SEPARATE ACCOUNT-2

      MODIFIED SINGLE PREMIUM AND LAST SURVIVOR FLEXIBLE PREMIUM CONTRACTS

                       SCHEDULES OF CHANGES IN UNIT VALUE

                          YEAR ENDED DECEMBER 31, 1996

                                       STSPEC2            TCIBAL           TCIGRO            TCIINT
                                       -------            ------           ------            ------
1996**
   Beginning unit value - Jan. 1    $10.000000         10.000000        10.000000         10.000000
---------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                     .045100           .122861          .000000           .224735
---------------------------------------------------------------------------------------------------
   Unrealized gain (loss)              .721729           .808286         (.881573)          .548823
---------------------------------------------------------------------------------------------------
   Contract charges                    .000000           .000000          .000000           .000000
---------------------------------------------------------------------------------------------------
   Ending unit value - Dec.31       $10.766829         10.931147         9.118427         10.773558
---------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*(a)                   8%(b)             9%(b)          (9)%(b)             8%(b)
===================================================================================================

                                      VEGoldNR         VEWrldNR         VKACRESec
                                      --------         --------         ---------
1996**
   Beginning unit value - Jan. 1     10.000000        10.000000         10.000000
---------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                     .181335          .280847           .255666
---------------------------------------------------------------------------------
   Unrealized gain (loss)             (.125331)         .235917          3.418174
---------------------------------------------------------------------------------
   Contract charges                    .000000          .000000           .000000
---------------------------------------------------------------------------------
   Ending unit value - Dec. 31       10.056004        10.516764         13.673840
---------------------------------------------------------------------------------
  Percentage increase (decrease)
     in unit value*(a)                   1%(b)            5%(b)            37%(b)
=================================================================================

                                       WPINTEQ          WPSMCOGR
                                       -------          --------
1996**
   Beginning unit value - Jan. 1    $10.000000         10.000000
----------------------------------------------------------------
   Reinvested capital gains
     and dividends                     .193639           .000000
----------------------------------------------------------------
   Unrealized gain (loss)             (.258621)         (.172410)
----------------------------------------------------------------
   Contract charges                    .000000           .000000
----------------------------------------------------------------
   Ending unit value - Dec.31        $9.935018          9.827590
----------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*(a)                 (1)%(b)           (2)%(b)
================================================================

  *  An annualized rate of return cannot be determined as:
     (a)   Asset charges do not include the policy charges discussed in note 2; and
     (b)   This investment option was not utilized for the entire year indicated.
 **  No other investment options were being utilized.

See note 6.

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


The Board of Directors
Nationwide Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Nationwide Life Insurance Company and subsidiaries (collectively the Company) as of December 31, 1996 and 1995, and the related consolidated statements of income, shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life Insurance Company and subsidiaries as of December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1996, in conformity with generally accepted accounting principles.

In 1994, the Company adopted the provisions of the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 115, Accounting for Certain Investments in Debt and Equity Securities.

                                                           KPMG Peat Marwick LLP

Columbus, Ohio
January 31, 1997



               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

                           Consolidated Balance Sheets

                           December 31, 1996 and 1995
                                ($000's omitted)

                                        Assets                                                1996               1995
                                        ------                                          -----------------   ----------------
Investments (notes 5, 8 and 9):
   Securities available-for-sale, at fair value:
      Fixed maturity securities (cost $11,970,878 in 1996; $11,862,556 in 1995)             $12,304,639          12,485,564
      Equity securities (cost $43,890 in 1996; $23,617 in 1995)                                  59,131              29,953
   Mortgage loans on real estate, net                                                         5,272,119           4,602,764
   Real estate, net                                                                             265,759             229,442
   Policy loans                                                                                 371,816             336,356
   Other long-term investments                                                                   28,668              61,989
   Short-term investments (note 13)                                                               4,789              32,792
                                                                                        -----------------   ----------------
                                                                                             18,306,921          17,778,860
                                                                                        -----------------   ----------------

Cash                                                                                             43,784               9,455
Accrued investment income                                                                       210,182             212,963
Deferred policy acquisition costs                                                             1,366,509           1,020,356
Investment in subsidiaries classified as discontinued operations (notes 1 and 2)                485,707             506,677
Other assets (note 6)                                                                           426,441             388,214
Assets held in Separate Accounts (note 8)                                                    26,926,702          18,591,108
                                                                                        -----------------   ----------------
                                                                                            $47,766,246          38,507,633
                                                                                        =================   ================

                         Liabilities and Shareholder's Equity
                         ------------------------------------

Future policy benefits and claims (notes 6 and 8)                                           $17,179,060          16,358,614
Policyholders' dividend accumulations                                                           361,401             348,027
Other policyholder funds                                                                         60,073              65,297
Accrued federal income tax (note 7):
   Current                                                                                       30,170              35,301
   Deferred                                                                                     162,212             246,627
                                                                                        -----------------   ----------------
                                                                                                192,382             281,928
                                                                                        -----------------   ----------------

Dividend payable to shareholder (notes 1 and 2)                                                 485,707                   -
Other liabilities                                                                               423,047             234,147
Liabilities related to Separate Accounts (note 8)                                            26,926,702          18,591,108
                                                                                        -----------------   ----------------
                                                                                             45,628,372          35,879,121
                                                                                        -----------------   ----------------

Commitments and contingencies (notes 6, 9 and 15)

Shareholder's equity (notes 3, 4, 5, 12 and 13):
   Capital shares, $1 par value.  Authorized 5,000,000 shares, issued and
      outstanding 3,814,779 shares                                                                3,815               3,815
   Additional paid-in capital                                                                   527,874             657,118
   Retained earnings                                                                          1,432,593           1,583,275
   Unrealized gains on securities available-for-sale, net                                       173,592             384,304
                                                                                        -----------------   ----------------
                                                                                              2,137,874           2,628,512
                                                                                        -----------------   ----------------
                                                                                            $47,766,246          38,507,633
                                                                                        =================   ================


See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

                        Consolidated Statements of Income

                  Years ended December 31, 1996, 1995 and 1994
                                ($000's omitted)

                                                                                   1996            1995            1994
                                                                              ---------------  --------------  -------------
Revenues (note 16):
   Investment product and universal life insurance product policy charges       $   400,902        286,534         217,245
   Traditional life insurance premiums                                              198,642        199,106         176,658
   Net investment income (note 5)                                                 1,357,759      1,294,033       1,210,811
   Realized losses on investments  (note 5)                                            (326)        (1,724)        (16,527)
   Other income                                                                      35,861         20,702          11,312
                                                                              ---------------  --------------  -------------
                                                                                  1,992,838      1,798,651       1,599,499
                                                                              ---------------  --------------  -------------
Benefits and expenses:
   Benefits and claims                                                            1,160,580      1,115,493         992,667
   Provision for policyholders' dividends on participating policies (note 12)        40,973         39,937          38,754
   Amortization of deferred policy acquisition costs                                133,394         82,695          85,568
   Other operating expenses (note 13)                                               342,394        272,954         240,652
                                                                              ---------------  --------------  -------------
                                                                                  1,677,341      1,511,079       1,357,641
                                                                              ---------------  --------------  -------------
      Income from continuing operations before federal income tax expense           315,497        287,572         241,858
                                                                              ---------------  --------------  -------------

Federal income tax expense (benefit) (note 7):
   Current                                                                          116,512         88,700          73,559
   Deferred                                                                          (5,623)        11,108           5,030
                                                                              ---------------  --------------  -------------
                                                                                    110,889         99,808          78,589
                                                                              ---------------  --------------  -------------
      Income from continuing operations                                             204,608        187,764         163,269

Income from discontinued operations (less federal income tax expense of
   $4,453, $7,446 and $10,915 in 1996, 1995 and 1994, respectively) (note 2)         11,324         24,714          20,459
                                                                              ---------------  --------------  -------------

      Net income                                                                $   215,932        212,478         183,728
                                                                              ===============  ==============  =============


See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 Consolidated Statements of Shareholder's Equity

                  Years ended December 31, 1996, 1995 and 1994
                                ($000's omitted)

                                                                                             Unrealized
                                                                                           gains (losses)
                                                             Additional                    on securities        Total
                                                 Capital      paid-in        Retained      available-for-   shareholder's
                                                  shares      capital        earnings        sale, net          equity
                                                ----------- ------------- --------------- ----------------- ---------------
1994:
   Balance, beginning of year                       $3,815      406,089       1,194,519             6,745       1,611,168
   Capital contribution                                  -      200,000               -                 -         200,000
   Net income                                            -            -         183,728                 -         183,728
   Adjustment for change in accounting for
      certain investments in debt and equity
      securities, net (note 4)                           -            -               -           212,553         212,553
   Unrealized losses on securities available-
      for-sale, net                                      -            -               -          (338,971)       (338,971)
                                                ----------- ------------- --------------- ----------------- ---------------
   Balance, end of year                             $3,815      606,089       1,378,247          (119,673)      1,868,478
                                                =========== ============= =============== ================= ===============

1995:
   Balance, beginning of year                        3,815      606,089       1,378,247          (119,673)      1,868,478
   Capital contribution (note 13)                        -       51,029               -            (4,111)         46,918
   Dividends to shareholder                              -            -          (7,450)                -          (7,450)
   Net income                                            -            -         212,478                 -         212,478
   Unrealized gains on securities available-
      for-sale, net                                      -            -               -           508,088         508,088
                                                ----------- ------------- --------------- ----------------- ---------------
   Balance, end of year                             $3,815      657,118       1,583,275           384,304       2,628,512
                                                =========== ============= =============== ================= ===============

1996:
   Balance, beginning of year                        3,815      657,118       1,583,275           384,304       2,628,512
   Capital contribution (note 13)                        -           25               5                 -              30
   Dividends to shareholder                              -     (129,269)       (366,619)          (39,819)       (535,707)
   Net income                                            -            -         215,932                 -         215,932
   Unrealized losses on securities available-
      for-sale, net                                      -            -               -          (170,893)       (170,893)
                                                ----------- ------------- --------------- ----------------- ---------------
   Balance, end of year                             $3,815      527,874       1,432,593           173,592       2,137,874
                                                =========== ============= =============== ================= ===============


See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      Consolidated Statements of Cash Flows

                  Years ended December 31, 1996, 1995 and 1994
                                ($000's omitted)

                                                                                       1996            1995            1994
                                                                                 ---------------- --------------- ---------------
  Cash flows from operating activities:
     Net income                                                                    $    215,932        212,478         183,728
     Adjustments to reconcile net income to net cash provided by operating activities:
           Capitalization of deferred policy acquisition costs                         (422,572)      (321,327)       (242,431)
           Amortization of deferred policy acquisition costs                            133,394         82,695          85,568
           Amortization and depreciation                                                  6,962         10,234           3,603
           Realized (gains) losses on invested assets, net                                 (284)         3,250          16,094
           Deferred federal income tax expense (benefit)                                  7,603        (30,673)          9,946
           Decrease (increase) in accrued investment income                               2,781        (16,999)        (12,808)
           (Increase) decrease in other assets                                          (38,876)        39,880        (102,676)
           Increase in policy liabilities                                               305,755        135,937         118,361
           Increase in policyholders' dividend accumulations                             13,374         12,639          15,298
           (Decrease) increase in accrued federal income tax payable                     (5,131)        30,836          (5,714)
           Increase in other liabilities                                                188,900         26,851             506
           Other, net                                                                   (61,679)         1,832         (29,595)
                                                                                 ---------------  --------------- ---------------
              Net cash provided by operating activities                                 346,159        187,633          39,880
                                                                                 ---------------- --------------- ---------------

  Cash flows from investing activities:
     Proceeds from maturity of securities available-for-sale                          1,162,766        634,553         544,843
     Proceeds from sale of securities available-for-sale                                299,558        107,345         228,308
     Proceeds from maturity of fixed maturity securities held-to-maturity                     -        564,450         491,862
     Proceeds from repayments of mortgage loans on real estate                          309,050        207,832         190,574
     Proceeds from sale of real estate                                                   18,519         48,331          46,713
     Proceeds from repayments of policy loans and sale of other invested assets          22,795         53,587         120,506
     Cost of securities available-for-sale acquired                                  (1,573,640)    (1,942,413)     (1,816,370)
     Cost of fixed maturity securities held-to-maturity acquired                              -       (593,636)       (410,379)
     Cost of mortgage loans on real estate acquired                                    (972,776)      (796,026)       (471,570)
     Cost of real estate acquired                                                        (7,862)       (10,928)         (6,385)
     Policy loans issued and other invested assets acquired                             (57,740)       (75,910)        (65,302)
     Short-term investments, net                                                         28,003         77,837         (89,376)
     Purchase of affiliate (note 13)                                                          -              -        (155,000)
                                                                                ---------------- --------------- ---------------
              Net cash used in investing activities                                    (771,327)    (1,724,978)     (1,391,576)
                                                                                ---------------- --------------- ---------------

  Cash flows from financing activities:
     Proceeds from capital contributions                                                     30              -         200,000
     Dividends paid to shareholder                                                      (50,000)        (7,450)              -
     Increase in investment product and universal life insurance
        product account balances                                                      2,293,933      2,809,385       3,547,976
     Decrease in investment product and universal life insurance
        product account balances                                                     (1,784,466)    (1,258,758)     (2,412,595)
                                                                                ---------------- --------------- --------------
              Net cash provided by financing activities                                 459,497      1,543,177       1,335,381
                                                                                ---------------- --------------- --------------

  Net increase (decrease) in cash                                                        34,329          5,832         (16,315)

                                                                                 ---------------- --------------- ---------------
  Cash, beginning of year                                                                 9,455          3,623          19,938
                                                                                 ---------------- --------------- ---------------
  Cash, end of year                                                               $      43,784          9,455           3,623
                                                                                 ================ =============== ===============


See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                        December 31, 1996, 1995 and 1994
                                ($000's omitted)

(1)      Organization and Description of Business
         ----------------------------------------

         Nationwide Life Insurance Company (NLIC) is a wholly owned subsidiary of Nationwide Corporation (Nationwide Corp.). Wholly owned subsidiaries of NLIC include Nationwide Life and Annuity Insurance Company (NLAIC), Employers Life Insurance Company of Wausau and subsidiaries (ELICW), National Casualty Company (NCC), West Coast Life Insurance Company (WCLIC), Nationwide Advisory Services, Inc. (formerly Nationwide Financial Services, Inc.), Nationwide Investment Services Corporation (formerly PEBSCO Securities Corporation) (NISC) and NWE, Inc. NLIC and its subsidiaries are collectively referred to as "the Company."

         Nationwide Corp. formed Nationwide Financial Services, Inc. (NFS) in November 1996 as a holding company for NLIC and the other companies of the Nationwide Insurance Enterprise that offer or distribute long-term savings and retirement products. On January 27, 1997, Nationwide Corp. contributed to NFS the common stock of NLIC and three marketing and distribution companies. NFS is planning an initial public offering of its Class A common stock during the first quarter of 1997.

         In anticipation of the restructuring described above, on September 24, 1996, NLIC's Board of Directors declared a dividend payable January 1, 1997 to Nationwide Corp. consisting of the outstanding shares of common stock of certain subsidiaries (ELICW, NCC and WCLIC) that do not offer or distribute long-term savings and retirement products. In addition, during 1996, NLIC entered into two reinsurance agreements whereby all of NLIC's accident and health and group life insurance business was ceded to ELICW and another affiliate effective January 1, 1996. These subsidiaries and all accident and health and group life insurance business have been accounted for as discontinued operations for all periods presented. See notes 2 and 13.

         In addition, as part of the restructuring described above, NLIC intends to make an $850,000 distribution to NFS which will then make an equivalent distribution to Nationwide Corp.

         The Company is a leading provider of long-term savings and retirement products to retail and institutional customers and is subject to competition from other financial services providers throughout the United States. The Company is subject to regulation by the Insurance Departments of states in which it is licensed, and undergoes periodic examinations by those departments.

         The following is a description of the most significant risks facing life insurers and how the Company mitigates those risks:

              LEGAL/REGULATORY RISK is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. That is, regulatory initiatives, new legal theories or insurance company insolvencies through guaranty fund assessments may create costs for the insurer beyond those currently recorded in the consolidated financial statements. The Company mitigates this risk by offering a wide range of products and by operating throughout the United States, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

              CREDIT RISK is the risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining reinsurance and credit and collection policies and by providing for any amounts deemed uncollectible.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

              INTEREST RATE RISK is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

(2)      Discontinued Operations
         -----------------------

         As discussed in note 1, NFS is a holding company for NLIC and certain other companies that offer or distribute long-term savings and retirement products. Prior to the contribution by Nationwide Corp. to NFS of the outstanding common stock of NLIC and other companies, NLIC effected certain transactions with respect to certain subsidiaries and lines of business that were unrelated to long-term savings and retirement products.

         On September 24, 1996, NLIC's Board of Directors declared a dividend to Nationwide Corp. consisting of the outstanding shares of common stock of three subsidiaries: ELICW, NCC and WCLIC. ELICW writes group accident and health and group life insurance business and maintains it offices in Wausau, Wisconsin. NCC is a property and casualty company that serves as a fronting company for a property and casualty subsidiary of Nationwide Mutual Insurance Company (NMIC), an affiliate. NCC maintains its offices in Scottsdale, Arizona. WCLIC writes high dollar term life insurance policies and is located in San Francisco, California. ELICW, NCC and WCLIC have been accounted for as discontinued operations for all periods presented. NLIC did not recognize any gain or loss on the disposal of these subsidiaries.

         A summary of the combined results of operations, including the results of the accident and health and group life insurance business ELICW assumed from NLIC in 1996, and assets and liabilities of ELICW, NCC and WCLIC as of and for the years ended December 31, 1996, 1995 and 1994 is as follows:

                                                                                    1996           1995          1994
                                                                                ------------   -----------   -----------

               Revenues                                                          $   668,870       422,149        84,226
               Net income                                                             11,324        26,456        11,753
               Assets, consisting primarily of investments                         3,029,293     2,967,326     2,537,692
               Liabilities, consisting primarily of policy benefits and claims     2,543,586     2,460,649     2,179,263

         During 1996, NLIC entered into two reinsurance agreements whereby all of NLIC's accident and health and group life insurance business was ceded to ELICW and NMIC, effective January 1, 1996. See note 13 for a complete discussion of the reinsurance agreements. NLIC has discontinued its accident and health and group life insurance business and in connection therewith has entered into reinsurance agreements to cede all existing and any future writings to other affiliated companies and will cease writing any new business prior to December 31, 1997. NLIC's accident and health and group life insurance business is accounted for as discontinued operations for all periods presented. NLIC did not recognize any gain or loss on the disposal of the accident and health and group life insurance business. The assets, liabilities, results of operations and activities of discontinued operations are distinguished physically, operationally and for financial reporting purposes from the remaining assets, liabilities, results of operations and activities of NLIC.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

         A summary of the results of operations, net of amounts ceded to ELICW and NMIC in 1996, and assets and liabilities of NLIC's accident and health and group life insurance business as of and for the years ended December 31, 1996, 1995 and 1994 is as follows:

                                                                                    1996           1995          1994
                                                                                ------------   -----------   -----------

               Revenues                                                             $      -       354,788       362,476
               Net income (loss)                                                           -        (1,742)        8,706
               Assets, consisting primarily of investments                           259,185       239,426       234,082
               Liabilities, consisting primarily of policy benefits and claims       259,185       239,426       234,082

(3)      Summary of Significant Accounting Policies
         ------------------------------------------

         The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) which differ from statutory accounting practices prescribed or permitted by regulatory authorities. Annual Statements for NLIC and its insurance subsidiaries, filed with the department of insurance of each insurance company's state of domicile, are prepared on the basis of accounting practices prescribed or permitted by each department. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.

         In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

         The most significant estimates include those used in determining deferred policy acquisition costs, valuation allowances for mortgage loans on real estate and real estate investments and the liability for future policy benefits and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

         (a)  Consolidation Policy
              --------------------

              The consolidated financial statements include the accounts of NLIC and its wholly owned subsidiaries. Subsidiaries that are classified and reported as discontinued operations are not consolidated but rather are reported as "Investment in Subsidiaries Classified as Discontinued Operations" in the accompanying consolidated balance sheets and "Income for Discontinued Operations" in the accompanying consolidated statements of income. All significant intercompany balances and transactions have been eliminated.

         (b)  Valuation of Investments and Related Gains and Losses
              -----------------------------------------------------

              The Company is required to classify its fixed maturity securities and equity securities as either held-to-maturity, available-for-sale or trading. Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost. Fixed maturity securities not classified as held-to-maturity and all equity securities are classified as available-for-sale and are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred federal income tax, reported as a separate component of shareholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The Company has no fixed maturity securities classified as held-to-maturity or trading as of December 31, 1996 or 1995.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

              Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate are included in interest income in the period received.

              Real estate is carried at cost less accumulated depreciation and valuation allowances. Other long-term investments are carried on the equity basis, adjusted for valuation allowances. Impairment losses are recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.

              Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Estimates for valuation allowances and other than temporary declines are included in realized gains and losses on investments.

         (c)  Revenues and Benefits
              ---------------------

              INVESTMENT PRODUCTS AND UNIVERSAL LIFE INSURANCE PRODUCTS:
              Investment products consist primarily of individual and group variable and fixed annuities, annuities without life contingencies and guaranteed investment contracts. Universal life insurance products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset fees, cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. Policy benefits and claims that are charged to expense include interest credited to policy account balances and benefits and claims incurred in the period in excess of related policy account balances.

              TRADITIONAL LIFE INSURANCE PRODUCTS: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

              ACCIDENT AND HEALTH INSURANCE PRODUCTS: Accident and health insurance premiums are recognized as revenue over the terms of the policies. Policy claims are charged to expense in the period that the claims are incurred. All accident and health insurance business is accounted for as discontinued operations. See note 2.

         (d)  Deferred Policy Acquisition Costs
              ---------------------------------

              The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable agency expenses have been deferred. For investment products and universal life insurance products, deferred policy acquisition costs are being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, asset fees, cost of insurance, policy administration and surrender charges. For years in which gross profits are negative, deferred policy acquisition costs are amortized based on the present value of gross revenues. For traditional life products, these deferred policy acquisition costs are predominantly being amortized with interest over the premium paying period of the related policies in proportion to the ratio of actual annual premium revenue to the anticipated total premium revenue. Such anticipated premium revenue was estimated using the same assumptions as were used for computing liabilities for future policy benefits. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as described in note 3(b).

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

         (e)  Separate Accounts
              -----------------

              Separate Account assets and liabilities represent contractholders' funds which have been segregated into accounts with specific investment objectives. The investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the Separate Accounts is not reflected in the consolidated statements of income and cash flows except for the fees the Company receives.

         (f)  Future Policy Benefits
              ----------------------

              Future policy benefits for investment products in the accumulation phase, universal life insurance and variable universal life insurance policies have been calculated based on participants' contributions plus interest credited less applicable contract charges.

              Future policy benefits for traditional life insurance policies have been calculated using a net level premium method based on estimates of mortality, morbidity, investment yields and withdrawals which were used or which were being experienced at the time the policies were issued, rather than the assumptions prescribed by state regulatory authorities. See note 6.

              Future policy benefits and claims for collectively renewable long-term disability policies and group long-term disability policies are the present value of amounts not yet due on reported claims and an estimate of amounts to be paid on incurred but unreported claims. The impact of reserve discounting is not material. Future policy benefits and claims on other group health insurance policies are not discounted. All health insurance business is accounted for as discontinued operations. See note 2.

         (g)  Participating Business
              ----------------------

              Participating business represents approximately 52% in 1996 (54% in 1995 and 55% in 1994) of the Company's life insurance in force, 78% in 1996 (79% in 1995 and 79% in 1994) of the number of life insurance policies in force, and 40% in 1996 (47% in 1995 and 51% in 1994) of life insurance premiums. The provision for policyholder dividends is based on current dividend scales. Future dividends are provided for ratably in future policy benefits based on dividend scales in effect at the time the policies were issued.

         (h)  Federal Income Tax
              ------------------

              The Company, with the exception of ELICW, files a consolidated federal income tax return with NMIC, the majority shareholder of Nationwide Corp. The members of the consolidated tax return group have a tax sharing arrangement which provides, in effect, for each member to bear essentially the same federal income tax liability as if separate tax returns were filed. Through 1994, ELICW filed a consolidated federal income tax return with Employers Insurance of Wausau A Mutual Company, an affiliate. Beginning in 1995, ELICW files a separate federal income tax return.

              The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

         (i)  Reinsurance Ceded
              -----------------

              Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis. All of the Company's accident and health and group life insurance business is ceded to affiliates and is accounted for as discontinued operations. See notes 2 and 13.

         (j)  Reclassification
              ----------------

              Certain items in the 1995 and 1994 consolidated financial statements have been reclassified to conform to the 1996 presentation.


(4)      Change in Accounting Principle
         ------------------------------

         Effective January 1, 1994, the Company changed its method of accounting for certain investments in debt and equity securities in connection with the issuance of STATEMENT OF FINANCIAL ACCOUNTING STANDARDS (SFAS) NO. 115 - ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES. As of January 1, 1994, the Company classified fixed maturity securities with amortized cost and fair value of $6,299,665 and $6,721,714, respectively, as available-for-sale and recorded the securities at fair value. Previously, these securities were recorded at amortized cost. The effect as of January 1, 1994 has been recorded as a direct credit to shareholder's equity as follows:

             Excess of fair value over amortized cost of fixed maturity
                securities available-for-sale                                         $ 422,049
             Adjustment to deferred policy acquisition costs                            (95,044)
             Deferred federal income tax                                               (114,452)
                                                                                    --------------
                                                                                      $ 212,553
                                                                                    ==============


(5)      Investments
         -----------

         The amortized cost and estimated fair value of securities available-for-sale were as follows as of December 31, 1996:

                                                                                     Gross         Gross
                                                                    Amortized     unrealized    unrealized     Estimated
                                                                      cost           gains        losses       fair value
                                                                  ------------    ----------    -----------    -----------
             1996:
               Fixed maturity securities:
                 U.S. Treasury securities and obligations of
                   U.S. government corporations and agencies       $   275,696         4,795        (1,340)        279,151
                 Obligations of states and political subdivisions        6,242           450            (2)          6,690
                 Debt securities issued by foreign governments         100,656         2,141          (857)        101,940
                 Corporate securities                                7,999,310       285,946       (33,686)      8,251,570
                 Mortgage-backed securities                          3,588,974        91,438       (15,124)      3,665,288
                                                                   ------------    ----------   ------------   ------------
                     Total fixed maturity securities                11,970,878       384,770       (51,009)     12,304,639
               Equity securities                                        43,890        15,571          (330)         59,131
                                                                   ------------    ----------   ------------   ------------
                                                                   $12,014,768       400,341       (51,339)     12,363,770
                                                                   ============    ==========   ============   ============

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

         The amortized cost and estimated fair value of securities available-for-sale were as follows as of December 31, 1995:

                                                                                     Gross         Gross
                                                                    Amortized     unrealized    unrealized     Estimated
                                                                      cost           gains        losses       fair value
                                                                   ------------    ----------   -----------  ---------------
             1995:
               Fixed maturity securities:
                 U.S. Treasury securities and obligations of
                   U.S. government corporations and agencies       $   310,186        12,764           (1)         322,949
                 Obligations of states and political subdivisions        8,655         1,205           (1)           9,859
                 Debt securities issued by foreign governments         101,414         4,387          (66)         105,735
                 Corporate securities                                7,888,440       473,681      (25,742)       8,336,379
                 Mortgage-backed securities                          3,553,861       165,169       (8,388)       3,710,642
                                                                   ------------    ----------   -----------  ---------------
                     Total fixed maturity securities                11,862,556       657,206      (34,198)      12,485,564
               Equity securities                                        23,617         6,382          (46)          29,953
                                                                   ------------    ----------   -----------  ---------------
                                                                   $11,886,173       663,588      (34,244)      12,515,517
                                                                   ============    ==========   ===========  ===============


         The amortized cost and estimated fair value of fixed maturity securities available-for-sale as of December 31, 1996, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                   Amortized        Estimated
                                                                                      cost          fair value
                                                                                ---------------   --------------

             Fixed maturity securities available-for-sale:
                Due in one year or less                                         $     440,235          444,214
                Due after one year through five years                               3,937,010        4,053,152
                Due after five years through ten years                              2,809,813        2,871,806
                Due after ten years                                                 1,194,846        1,270,179
                                                                                ---------------   --------------
                                                                                    8,381,904        8,639,351

             Mortgage-backed securities                                             3,588,974        3,665,288
                                                                                ---------------   --------------
                                                                                  $11,970,878       12,304,639
                                                                                ===============   ==============


         The components of unrealized gains on securities available-for-sale, net, were as follows as of December 31:

                                                                                   1996            1995
                                                                              ---------------  --------------

             Gross unrealized gains                                               $349,002         629,344
             Adjustment to deferred policy acquisition costs                       (81,939)       (138,914)
             Deferred federal income tax                                           (93,471)       (171,649)
                                                                              ---------------  --------------
                                                                                   173,592         318,781

             Unrealized gains on securities available-for-sale, net, of
                subsidiaries classified as discontinued operations (note 2)              -          65,523
                                                                              ---------------  --------------
                                                                                  $173,592         384,304
                                                                              ===============  ==============

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

         An analysis of the change in gross unrealized gains (losses) on securities available-for-sale and fixed maturity securities held-to-maturity follows for the years ended December 31:

                                                                          1996             1995            1994
                                                                     ---------------   -------------  --------------
             Securities available-for-sale:
                Fixed maturity securities                               $(289,247)         876,332       (675,373)
                Equity securities                                           8,905              (26)        (1,927)
             Fixed maturity securities held-to-maturity                         -           75,626       (398,183)
                                                                     ---------------   -------------  --------------
                                                                        $(280,342)         951,932     (1,075,483)
                                                                     ===============   =============  ==============

         Proceeds from the sale of securities available-for-sale during 1996, 1995 and 1994 were $299,558, $107,345 and $228,308, respectively.
         During 1996, gross gains of $6,606 ($4,838 and $3,045 in 1995 and 1994, respectively) and gross losses of $6,925 ($2,147 and $21,280 in 1995 and 1994, respectively) were realized on those sales.

         During 1995, the Company transferred fixed maturity securities classified as held-to-maturity with amortized cost of $25,429 to available-for-sale securities due to evidence of a significant deterioration in the issuer's creditworthiness. The transfer of those fixed maturity securities resulted in a gross unrealized loss of $3,535.

         As permitted by the Financial Accounting Standards Board's Special Report, A GUIDE TO IMPLEMENTATION OF STATEMENT 115 ON ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, issued in November 1995 the Company transferred all of its fixed maturity securities previously classified as held-to-maturity to available-for-sale. As of December 14, 1995, the date of transfer, the fixed maturity securities had amortized cost of $3,320,093, resulting in a gross unrealized gain of $155,940.

         Investments that were non-income producing for the twelve month period preceding December 31, 1996 amounted to $26,805 ($27,712 in 1995) and consisted of $248 ($6,982 in 1995) in fixed maturity securities, $20,633 ($14,740 in 1995) in real estate and $5,924 ($5,990 in 1995) in other long-term investments.

         Real estate is presented at cost less accumulated depreciation of $30,338 as of December 31, 1996 ($30,482 as of December 31, 1995) and
         valuation allowances of $15,219 as of December 31, 1996 ($25,819 as of December 31, 1995).

         The recorded investment of mortgage loans on real estate considered to be impaired (under SFAS NO. 114 - ACCOUNTING BY CREDITORS FOR IMPAIRMENT OF A LOAN as amended by SFAS NO. 118 - ACCOUNTING BY CREDITORS FOR IMPAIRMENT OF A LOAN-INCOME RECOGNITION AND DISCLOSURE) as of December 31, 1996 was $51,765 ($44,409 as of December 31, 1995),
         which includes $41,663 ($23,975 as of December 31, 1995) of impaired mortgage loans on real estate for which the related valuation allowance was $8,485 ($5,276 as of December 31, 1995) and $10,102 ($20,434 as of
         December 31, 1995) of impaired mortgage loans on real estate for which there was no valuation allowance. During 1996, the average recorded investment in impaired mortgage loans on real estate was approximately $39,674 ($22,181 in 1995) and interest income recognized on those loans was $2,103 ($387 in 1995), which is equal to interest income recognized using a cash-basis method of income recognition.

         Activity in the valuation allowance account for mortgage loans on real estate is summarized for the years ended December 31:

                                                                                   1996           1995
                                                                               -------------  --------------

             Allowance, beginning of year                                          $49,128         46,381
                  Additions charged to operations                                    4,497          7,433
                  Direct write-downs charged against the allowance                  (2,587)        (4,686)
                                                                               -------------  -------------
             Allowance, end of year                                                $51,038         49,128
                                                                               =============  ==============

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

         An analysis of investment income by investment type follows for the years ended December 31:

                                                                          1996             1995           1994
                                                                     ---------------   -------------  ------------
             Gross investment income:
                 Securities available-for-sale:
                   Fixed maturity securities                          $   917,135          685,787        647,927
                   Equity securities                                        1,291            1,330            509
                 Fixed maturity securities held-to-maturity                     -          201,808        185,938
                 Mortgage loans on real estate                            432,815          395,478        372,734
                 Real estate                                               44,332           38,344         40,170
                 Short-term investments                                     4,155           10,576          6,141
                 Other                                                      3,998            7,239          2,121
                                                                     ---------------   -------------  --------------
                       Total investment income                          1,403,726        1,340,562      1,255,540
             Less investment expenses                                      45,967           46,529         44,729
                                                                     ---------------   -------------  ---------------
                       Net investment income                           $1,357,759        1,294,033      1,210,811
                                                                     ===============   =============  ==============

         An analysis of realized gains (losses) on investments, net of valuation allowances, by investment type follows for the years ended December 31:

                                                                        1996          1995          1994
                                                                     ------------  ------------  ------------
             Securities available-for-sale:
                Fixed maturity securities                              $(3,462)        4,213        (7,296)
                Equity securities                                        3,143         3,386         1,422
             Mortgage loans on real estate                              (4,115)       (7,091)      (20,446)
             Real estate and other                                       4,108        (2,232)        9,793
                                                                     ------------  ------------  ------------
                                                                      $   (326)       (1,724)      (16,527)
                                                                     ============  ============  ============

         Fixed maturity securities with an amortized cost of $6,161 and $5,592 as of December 31, 1996 and 1995, respectively, were on deposit with various regulatory agencies as required by law.

(6)      Future Policy Benefits and Claims
         ---------------------------------

         The liability for future policy benefits for investment contracts represents approximately 87% and 87% of the total liability for future policy benefits as of December 31, 1996 and 1995, respectively. The average interest rate credited on investment product policies was approximately 6.3%, 6.6% and 6.5% for the years ended December 31, 1996, 1995 and 1994, respectively.

         The liability for future policy benefits for traditional life insurance policies has been established based upon the following assumptions:

              Interest rates:  Interest rates vary as follows:
              --------------

                   Year of issue                Interest rates
                   -----------------   ----------------------------------------

                   1996                6.6%, not graded
                   1984-1995           6.0% to 10.5%, not graded
                   1966-1983           6.0% to 8.1%, graded over 20 years to 4.0% to 6.6%
                   1965 and prior      generally lower than post 1965 issues

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

              WITHDRAWALS: Rates, which vary by issue age, type of coverage and policy duration, are based on Company experience.

              MORTALITY: Mortality and morbidity rates are based on published tables, modified for the Company's actual experience.

         The Company has entered into a reinsurance contract to cede a portion of its general account individual annuity business to The Franklin Life Insurance Company (Franklin). Total recoveries due from Franklin were $240,451 and $245,255 as of December 31, 1996 and 1995, respectively. The contract is immaterial to the Company's results of operations. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. Under the terms of the contract, Franklin has established a trust as collateral for the recoveries. The trust assets are invested in investment grade securities, the market value of which must at all times be greater than or equal to 102% of the reinsured reserves.

         The Company has reinsurance agreements with certain affiliates as described in note 13. All other reinsurance agreements are not material to either premiums or reinsurance recoverables.

(7)      Federal Income Tax
         -------------------

         The tax effects of temporary differences that give rise to significant components of the net deferred tax liability as of December 31, 1996 and 1995 are as follows:

                                                                              1996               1995
                                                                        -----------------   ---------------
             Deferred tax assets:
                Future policy benefits                                        $175,571            149,192
                Liabilities in Separate Accounts                               188,426            129,120
                Mortgage loans on real estate and real estate                   23,366             25,165
                Other policyholder funds                                         7,407              7,424
                Other assets and other liabilities                              53,757             41,847
                                                                        -----------------   ---------------
                  Total gross deferred tax assets                              448,527            352,748
                  Less valuation allowances                                     (7,000)            (7,000)
                                                                        -----------------   ---------------
                  Net deferred tax assets                                      441,527            345,748
                                                                        =================   ===============

             Deferred tax liabilities:
                Deferred policy acquisition costs                              399,345            299,579
                Fixed maturity securities                                      133,210            227,345
                Deferred tax on realized investment gains                       37,597             40,634
                Equity securities and other long-term investments                8,210              3,780
                Other                                                           25,377             21,037
                                                                        -----------------   ---------------
                  Total gross deferred tax liabilities                         603,739            592,375
                                                                        -----------------   ---------------
                                                                              $162,212            246,627
                                                                        =================   ===============

         In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. Nearly all future deductible amounts can be offset by future taxable amounts or recovery of federal income tax paid within the statutory carryback period. There has been no change in the valuation allowance for the years ended December 31, 1996, 1995 and 1994.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

         Total federal income tax expense for the years ended December 31, 1996, 1995 and 1994 differs from the amount computed by applying the U.S. federal income tax rate to income before tax as follows:

                                                                1996                    1995                    1994
                                                   ----------------------   ----------------------   ----------------------
                                                      Amount        %          Amount        %          Amount        %
                                                   ----------------------   ----------------------   ----------------------

             Computed (expected) tax expense          $110,424     35.0        $100,650     35.0         $84,650     35.0
             Tax exempt interest and dividends
                received deduction                        (212)    (0.1)            (18)    (0.0)           (130)    (0.1)
             Other, net                                    677      0.3            (824)    (0.3)         (5,931)    (2.5)
                                                   ------------  --------   ------------- --------   ------------- --------
               Total (effective rate of each year)    $110,889     35.2       $  99,808     34.7         $78,589     32.5
                                                   ============  ========   ============= ========   ============= ========

         Total federal income tax paid was $115,839, $51,840 and $83,239 during the years ended December 31, 1996, 1995 and 1994, respectively.


 (8)     Disclosures about Fair Value of Financial Instruments
         -----------------------------------------------------

         SFAS NO. 107 - DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS (SFAS 107) requires disclosure of fair value information about existing on and off-balance sheet financial instruments. SFAS 107 defines the fair value of a financial instrument as the amount at which the financial instrument could be exchanged in a current transaction between willing parties. In cases where quoted market prices are not available, fair value is based on estimates using present value or other valuation techniques.

         These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments. SFAS 107 excludes certain assets and liabilities from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

         Although insurance contracts, other than policies such as annuities that are classified as investment contracts, are specifically exempted from SFAS 107 disclosures, estimated fair value of policy reserves on life insurance contracts is provided to make the fair value disclosures more meaningful.

         The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

         The following methods and assumptions were used by the Company in estimating its fair value disclosures:

              CASH, SHORT-TERM INVESTMENTS AND POLICY LOANS: The carrying amount reported in the consolidated balance sheets for these instruments approximates their fair value.

              FIXED MATURITY AND EQUITY SECURITIES: Fair value for fixed maturity securities is based on quoted market prices, where available. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services or, in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

              SEPARATE ACCOUNT ASSETS AND LIABILITIES: The fair value of assets held in Separate Accounts is based on quoted market prices. The fair value of liabilities related to Separate Accounts is the amount payable on demand, which includes certain surrender charges.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

              MORTGAGE LOANS ON REAL ESTATE: The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair value for mortgages in default is the estimated fair value of the underlying collateral.

              INVESTMENT CONTRACTS: Fair value for the Company's liabilities under investment type contracts is disclosed using two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analyses. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

              POLICY RESERVES ON LIFE INSURANCE CONTRACTS: Included are disclosures for individual life insurance, universal life insurance and supplementary contracts with life contingencies for which the estimated fair value is the amount payable on demand. Also included are disclosures for the Company's limited payment policies, which the Company has used discounted cash flow analyses similar to those used for investment contracts with known maturities to estimate fair value.

              POLICYHOLDERS' DIVIDEND ACCUMULATIONS AND OTHER POLICYHOLDER
              FUNDS: The carrying amount reported in the consolidated balance sheets for these instruments approximates their fair value.

              COMMITMENTS TO EXTEND CREDIT: Commitments to extend credit have nominal fair value because of the short-term nature of such commitments. See note 9.

           Carrying amount and estimated fair value of financial instruments subject to SFAS 107 and policy reserves on life insurance contracts were as follows as of December 31, 1996 and 1995:

                                                                           1996                            1995
                                                             ------------------------------   -------------------------------
                                                                Carrying      Estimated          Carrying       Estimated
                                                                 amount       fair value          amount        fair value
                                                             ------------------------------   --------------- ---------------
               Assets
               ------
               Investments:
                  Securities available-for-sale:
                     Fixed maturity securities                 $12,304,639     12,304,639        12,485,564      12,485,564
                     Equity securities                              59,131         59,131            29,953          29,953
                  Mortgage loans on real estate, net             5,272,119      5,397,865         4,602,764       4,961,655
                  Policy loans                                     371,816        371,816           336,356         336,356
                  Short-term investments                             4,789          4,789            32,792          32,792
               Cash                                                 43,784         43,784             9,455           9,455
               Assets held in Separate Accounts                 26,926,702     26,926,702        18,591,108      18,591,108

               Liabilities
               -----------
               Investment contracts                             13,914,441     13,484,526        13,229,360      12,876,798
               Policy reserves on life insurance contracts       2,971,337      2,775,991         2,836,323       2,733,486
               Policyholders' dividend accumulations               361,401        361,401           348,027         348,027
               Other policyholder funds                             60,073         60,073            65,297          65,297
               Liabilities related to Separate Accounts         26,926,702     26,164,213        18,591,108      18,052,362

(9)      Additional Financial Instruments Disclosures
         --------------------------------------------

         FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK: The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business through management of its investment portfolio. These financial instruments include commitments to extend credit in the form of loans. These instruments involve, to varying degrees, elements of credit risk in excess of amounts recognized on the consolidated balance sheets.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

         Commitments to fund fixed rate mortgage loans on real estate are agreements to lend to a borrower, and are subject to conditions established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a deposit. Commitments extended by the Company are based on management's case-by-case credit evaluation of the borrower and the borrower's loan collateral. The underlying mortgage property represents the collateral if the commitment is funded. The Company's policy for new mortgage loans on real estate is to lend no more than 75% of collateral value. Should the commitment be funded, the Company's exposure to credit loss in the event of nonperformance by the borrower is represented by the contractual amounts of these commitments less the net realizable value of the collateral. The contractual amounts also represent the cash requirements for all unfunded commitments. Commitments on mortgage loans on real estate of $327,456 extending into 1997 were outstanding as of December 31, 1996.

         SIGNIFICANT CONCENTRATIONS OF CREDIT RISK: The Company grants mainly commercial mortgage loans on real estate to customers throughout the United States. The Company has a diversified portfolio with no more than 21% (20% in 1995) in any geographic area and no more than 2% (2% in 1995) with any one borrower as of December 31, 1996.

         The Company had a significant reinsurance recoverable balance from one reinsurer as of December 31, 1996 and 1995. See note 6.

         The summary below depicts loans by remaining principal balance as of December 31, 1996 and 1995:

                                                                                             Apartment
                                                Office       Warehouse         Retail         & other           Total
                                              ------------  -------------   -------------   -------------   --------------
               1996:
                 East North Central             $139,518        119,069         549,064         215,038        1,022,689
                 East South Central               33,267         22,252         172,968          90,623          319,110
                 Mountain                         17,972         43,027         113,292          73,390          247,681
                 Middle Atlantic                 129,077         54,046         160,833          18,498          362,454
                 New England                      33,348         43,581         161,960               -          238,889
                 Pacific                         202,562        325,046         424,295         110,108        1,062,011
                 South Atlantic                  103,889        134,492         482,934         385,185        1,106,500
                 West North Central              126,467          2,441          75,180          40,529          244,617
                 West South Central              104,877        120,314         197,090         304,256          726,537
                                              -------------   -------------   -------------   --------------  ------------
                                                $890,977        864,268       2,337,616       1,237,627        5,330,488
                                              ============  =============   =============   =============
                    Less valuation allowances and unamortized discount                                            58,369
                                                                                                            --------------
                         Total mortgage loans on real estate, net                                             $5,272,119
                                                                                                            ==============


               1995:
                 East North Central             $138,965        101,925         514,995         175,213          931,098
                 East South Central               21,329         13,053         180,858          82,383          297,623
                 Mountain                              -         17,219         138,220          45,274          200,713
                 Middle Atlantic                 116,187         64,813         158,252          10,793          350,045
                 New England                       9,559         39,525         148,449               1          197,534
                 Pacific                         183,206        233,186         374,915         105,419          896,726
                 South Atlantic                  106,246         73,541         446,800         278,265          904,852
                 West North Central              133,899         14,205          78,065          36,651          262,820
                 West South Central               69,140         92,594         190,299         267,268          619,301
                                              ------------  ------------    -------------   -------------   --------------
                                                $778,531        650,061       2,230,853       1,001,267        4,660,712
                                              ============  =============   =============   =============
                    Less valuation allowances and unamortized discount                                            57,948
                                                                                                            --------------
                         Total mortgage loans on real estate, net                                             $4,602,764
                                                                                                            ==============

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(10)     Pension Plan
         ------------

         The Company is a participant, together with other affiliated companies, in a pension plan covering all employees who have completed at least one thousand hours of service within a twelve-month period and who have met certain age requirements. Benefits are based upon the highest average annual salary of a specified number of consecutive years of the last ten years of service. The Company funds pension costs accrued for direct employees plus an allocation of pension costs accrued for employees of affiliates whose work efforts benefit the Company.

         Effective January 1, 1995, the plan was amended to provide enhanced benefits for participants who met certain eligibility requirements and elected early retirement no later than March 15, 1995. The entire cost of the enhanced benefit was borne by NMIC and certain of its property and casualty insurance company affiliates.

         Effective December 31, 1995, the Nationwide Insurance Companies and Affiliates Retirement Plan was merged with the Farmland Mutual Insurance Company Employees' Retirement Plan and the Wausau Insurance Companies Pension Plan to form the Nationwide Insurance Enterprise Retirement Plan. Immediately prior to the merger, the plans were amended to provide consistent benefits for service after January 1, 1996. These amendments had no significant impact on the accumulated benefit obligation or projected benefit obligation as of December 31, 1995.

         Pension costs charged to operations by the Company during the years ended December 31, 1996, 1995 and 1994 were $7,381, $10,478 and
         $10,063, respectively.

         The Company's net accrued pension expense as of December 31, 1996 and 1995 was $1,075 and $1,392, respectively.

         The net periodic pension cost for the Nationwide Insurance Enterprise Retirement Plan as a whole for the year ended December 31, 1996 and for the Nationwide Insurance Companies and Affiliates Retirement Plan as a whole for the years ended December 31, 1995 and 1994 follows:

                                                                        1996             1995              1994
                                                                   ---------------  ---------------   ---------------

              Service cost (benefits earned during the period)       $   75,466           64,524            64,740
              Interest cost on projected benefit obligation             105,511           95,283            73,951
              Actual return on plan assets                             (210,583)        (249,294)          (21,495)
              Net amortization and deferral                             101,795          143,353           (62,150)
                                                                   ---------------  ---------------   ---------------
                                                                     $   72,189           53,866            55,046
                                                                   ===============  ===============   ===============


         Basis for measurements, net periodic pension cost:

                                                                        1996             1995              1994
                                                                   ---------------  ---------------   ---------------

              Weighted average discount rate                           6.00%            7.50%             5.75%
              Rate of increase in future compensation levels           4.25%            6.25%             4.50%
              Expected long-term rate of return on plan assets         6.75%            8.75%             7.00%

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

         Information regarding the funded status of the Nationwide Insurance Enterprise Retirement Plan as a whole as of December 31, 1996 and 1995 follows:

                                                                                1996              1995
                                                                           ---------------   ---------------
              Accumulated benefit obligation:
                 Vested                                                      $1,338,554         1,236,730
                 Nonvested                                                       11,149            26,503
                                                                           ---------------   ---------------
                                                                             $1,349,703         1,263,233
                                                                           ===============   ===============

              Net accrued pension expense:
                 Projected benefit obligation for services rendered to
                    date                                                     $1,847,828         1,780,616
                 Plan assets at fair value                                    1,947,933         1,738,004
                                                                           ---------------   ---------------
                    Plan assets in excess of (less than) projected benefit
                       obligation                                               100,105           (42,612)
                 Unrecognized prior service cost                                 37,870            42,845
                 Unrecognized net gains                                        (201,952)          (63,130)
                 Unrecognized net asset at transition                            37,158            41,305
                                                                           ---------------   ---------------
                                                                            $   (26,819)          (21,592)
                                                                           ===============   ===============

         Basis for measurements, funded status of plan:

                                                                                1996              1995
                                                                           ---------------   ---------------

              Weighted average discount rate                                   6.50%             6.00%
              Rate of increase in future compensation levels                   4.75%             4.25%

         Assets of the Nationwide Insurance Enterprise Retirement Plan are invested in group annuity contracts of NLIC and ELICW.

(11)     Postretirement Benefits Other Than Pensions
         -------------------------------------------

         In addition to the defined benefit pension plan, the Company, together with other affiliated companies, participates in life and health care defined benefit plans for qualifying retirees. Postretirement life and health care benefits are contributory and generally available to full time employees who have attained age 55 and have accumulated 15 years of service with the Company after reaching age 40. Postretirement health care benefit contributions are adjusted annually and contain cost-sharing features such as deductibles and coinsurance. In addition, there are caps on the Company's portion of the per-participant cost of the postretirement health care benefits. These caps can increase annually, but not more than three percent. The Company's policy is to fund the cost of health care benefits in amounts determined at the discretion of management. Plan assets are invested primarily in group annuity contracts of NLIC.

         The Company elected to immediately recognize its estimated accumulated postretirement benefit obligation; however, certain affiliated companies elected to amortize their initial transition obligation over periods ranging from 10 to 20 years.

         The Company's accrued postretirement benefit expense as of December 31, 1996 and 1995 was $34,884 and $33,537, respectively, and the net periodic postretirement benefit cost (NPPBC) for 1996, 1995 and 1994 was $3,286, $3,132 and $4,284, respectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

         The amount of NPPBC for the plan as a whole for the years ended December 31, 1996, 1995 and 1994 was as follows:

                                                                                        1996          1995          1994
                                                                                     -----------   -----------   -----------

             Service cost (benefits attributed to employee service during the year)   $  6,541         6,235         8,586
             Interest cost on accumulated postretirement benefit obligation             13,679        14,151        14,011
             Actual return on plan assets                                               (4,348)       (2,657)       (1,622)
             Amortization of unrecognized transition obligation of affiliates              173         2,966           568
             Net amortization and deferral                                               1,830        (1,619)        1,622
                                                                                     -----------   -----------   -----------
                                                                                       $17,875        19,076        23,165
                                                                                     ===========   ===========   ===========

         Information regarding the funded status of the plan as a whole as of December 31, 1996 and 1995 follows:

                                                                                             1996              1995
                                                                                        ---------------   ---------------
             Accrued postretirement benefit expense:
                Retirees                                                                  $   92,954            88,680
                Fully eligible, active plan participants                                      23,749            28,793
                Other active plan participants                                                83,986            90,375
                                                                                        ---------------   ---------------
                   Accumulated postretirement benefit obligation (APBO)                      200,689           207,848
                Plan assets at fair value                                                     63,044            54,325
                                                                                        ---------------   ---------------
                   Plan assets less than accumulated postretirement benefit obligation      (137,645)         (153,523)
                Unrecognized transition obligation of affiliates                               1,654             1,827
                Unrecognized net gains                                                       (23,225)           (1,038)
                                                                                        ---------------   ---------------
                                                                                           $(159,216)         (152,734)
                                                                                        ===============   ===============

         Actuarial assumptions used for the measurement of the APBO as of December 31, 1996 and 1995 and the NPPBC for 1996, 1995 and 1994 were as follows:

                                                      1996          1996         1995         1995         1994
                                                      APBO         NPPBC         APBO        NPPBC         NPPBC
                                                   ------------  -----------  -----------  -----------  ------------

             Discount rate                            7.25%         6.65%        6.75%        8.00%        7.00%
             Long-term rate of return on plan
                 assets, net of tax                     -           4.80%         -           8.00%         N/A
             Assumed health care cost trend rate:
                 Initial rate                        11.00%        11.00%       11.00%       10.00%       12.00%
                 Ultimate rate                        6.00%         6.00%        6.00%        6.00%        6.00%
                 Uniform declining period           12 Years      12 Years     12 Years     12 Years     12 Years


         The health care cost trend rate assumption has an effect on the amounts reported. For the plan as a whole, a one percentage point increase in the assumed health care cost trend rate would increase the APBO as of December 31, 1996 by $701 and the NPPBC for the year ended December 31, 1996 by $83.

(12) Shareholder's Equity, Regulatory Risk-Based Capital, Retained Earnings and Dividend Restrictions
         ---------------------------------------------------------------------

         Each insurance company's state of domicile imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NLIC and each of its insurance company subsidiaries exceed the minimum risk-based capital requirements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

         The statutory capital shares and surplus of NLIC as of December 31, 1996, 1995 and 1994 was $1,000,647, $1,363,031 and $1,262,861,
         respectively. The statutory net income of NLIC for the years ended December 31, 1996, 1995 and 1994 was $73,218, $86,529 and $76,532,
         respectively.

         NLIC is limited in the amount of shareholder dividends it may pay without prior approval by the Department of Insurance of the State of Ohio (the Department). NLIC's dividend of the outstanding shares of common stock of certain companies which was declared on September 24, 1996 and the anticipated $850,000 dividend (as discussed in note 1) are deemed extraordinary under Ohio insurance laws. As a result of such dividends, any dividend paid by NLIC during the 12-month period immediately following the $850,000 dividend would also be an extraordinary dividend under Ohio insurance laws. Accordingly, no such dividend could be paid without prior regulatory approval.

         In addition, the payment of dividends by NLIC may also be subject to restrictions set forth in the insurance laws of New York that limit the amount of statutory profits on NLIC's participating policies (measured before dividends to policyholders) that can inure to the benefit of the Company and its stockholder.

         The Company currently does not expect such regulatory requirements to impair its ability to pay operating expenses and stockholder dividends in the future.

(13)     Transactions With Affiliates
         ----------------------------

         The Company leases office space from NMIC and certain of its subsidiaries. For the years ended December 31, 1996, 1995 and 1994, the Company made lease payments to NMIC and its subsidiaries of $9,065, $8,986 and $8,133, respectively.

         Pursuant to a cost sharing agreement among NMIC and certain of its direct and indirect subsidiaries, including the Company, NMIC provides certain operational and administrative services, such as sales support, advertising, personnel and general management services, to those subsidiaries. Expenses covered by this agreement are subject to allocation among NMIC, the Company and other affiliates. Amounts allocated to the Company were $101,584, $107,112, and $100,601 in 1996,
         1995 and 1994, respectively. The allocations are based on techniques and procedures in accordance with insurance regulatory guidelines. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, salary expense, commissions expense and other methods agreed to by the participating companies that are within industry guidelines and practices. The Company believes these allocation methods are reasonable. In addition, the Company does not believe that expenses recognized under the intercompany agreements are materially different than expenses that would have been recognized had the Company operated on a stand alone basis. Amounts payable to NMIC from the Company under the cost sharing agreement were $15,111 and $1,186 as of December 31, 1996 and 1995, respectively.

         The Company also participates in intercompany repurchase agreements with affiliates whereby the seller will transfer securities to the buyer at a stated value. Upon demand or a stated period, the securities will be repurchased by the seller at the original sales price plus a price differential. Transactions under the agreements during 1996 and 1995 were not material. The Company believes that the terms of the repurchase agreements are materially consistent with what the Company could have obtained with unaffiliated parties.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

         Intercompany reinsurance contracts exist between NLIC and, respectively NMIC and ELICW whereby all of NLIC's accident and health and group life insurance business is ceded on a modified coinsurance basis. NLIC entered into the reinsurance agreements during 1996 because the accident and health and group life insurance business was unrelated to NLIC's long-term savings and retirement products. Accordingly, the accident and health and group life insurance business has been accounted for as discontinued operations for all periods presented. Under modified coinsurance agreements, invested assets are retained by the ceding company and investment earnings are paid to the reinsurer. Under the terms of NLIC's agreements, the investment risk associated with changes in interest rates is borne by NMIC or ELICW, as the case may be. Risk of asset default is retained by NLIC, although a fee is paid by NMIC or ELICW, as the case may be, to NLIC for the NLIC's retention of such risk. The agreements will remain in force until all policy obligations are settled. However, with respect to the agreement between NLIC and NMIC, either party may terminate the contract on January 1 of any year with prior notice. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. NLIC believes that the terms of the modified coinsurance agreements are consistent in all material respects with what NLIC could have obtained with unaffiliated parties.

         Amounts ceded to ELICW in 1996 are included in ELICW's results of operations for 1996 which, combined with the results of WCLIC and NCC, are summarized in note 2. Amounts ceded to ELICW in 1996 include premiums of $224,224, net investment income and other revenue of $14,833, and benefits, claims and other expenses of $246,641. Amounts ceded to NMIC in 1996 include premiums of $97,331, net investment income of $10,890, and benefits, claims and other expenses of $100,476.

         The Company and various affiliates entered into agreements with Nationwide Cash Management Company (NCMC) and California Cash Management Company (CCMC), both affiliates, under which NCMC and CCMC act as common agents in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC and CCMC were $4,789 and $9,654 as of December 31, 1996 and 1995, respectively, and are included in short-term investments on the accompanying consolidated balance sheets.

         On April, 5 1996, Nationwide Corp. contributed all of the outstanding shares, with shareholder equity value of $30, of NISC to NLIC. NLIC contributed an additional $500 to NISC on August 30, 1996.

         On March 1, 1995, Nationwide Corp. contributed all of the outstanding shares of common stock of Farmland Life Insurance Company (Farmland) to NLIC. Farmland merged into WCLIC effective June 30, 1995. The contribution resulted in a direct increase to consolidated shareholder's equity of $46,918. As discussed in note 2, WCLIC is accounted for as discontinued operations.

         Effective December 31, 1994, NLIC purchased all of the outstanding shares of common stock of ELICW from Wausau Service Corporation (WSC) for $155,000. NLIC transferred fixed maturity securities and cash with a fair value of $155,000 to WSC on December 28, 1994, which resulted in a realized loss of $19,239 on the disposition of the securities. The purchase price approximated both the historical cost basis and fair value of net assets of ELICW. ELICW has and will continue to share home office, other facilities, equipment and common management and administrative services with WSC. As discussed in note 2, ELICW is accounted for as discontinued operations.

         Certain annuity products are sold through three affiliated companies which are also subsidiaries of Nationwide Corp. Total commissions and fees paid to these affiliates for the years ended December 31, 1996, 1995 and 1994 were $76,922, $57,280 and $50,168, respectively.

(14)     Bank Lines of Credit
         --------------------

         In August 1996, NLIC, along with NMIC, established a $600,000 revolving credit facility which provides for a $600,000 loan over a five year term on a fully revolving basis with a group of national financial institutions. The credit facility provides for several and not joint liability with respect to any amount drawn by either NLIC or NMIC. NLIC and NMIC pay facility and usage fees to the financial institutions to maintain the revolving credit facility. All previously existing line of credit agreements were canceled.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(15)     Contingencies
         -------------

         The Company is a defendant in various lawsuits. In the opinion of management, the effects, if any, of such lawsuits are not expected to be material to the Company's financial position or results of operations.

(16)     Segment Information
         -------------------

         The Company has three primary segments: Variable Annuities, Fixed Annuities and Life Insurance. The Variable Annuities segment consists of annuity contracts that provide the customer with the opportunity to invest in mutual funds managed by the Company and independent investment managers, with the investment returns accumulating on a tax-deferred basis. The Fixed Annuities segment consists of annuity contracts that generate a return for the customer at a specified interest rate, fixed for a prescribed period, with returns accumulating on a tax-deferred basis. The Life Insurance segment consists of insurance products that provide a death benefit and may also allow the customer to build cash value on a tax-deferred basis. In addition, the Company reports corporate expenses and investments, and the related investment income supporting capital not specifically allocated to its product segments in a Corporate and Other segment. In addition, all realized gains and losses, investment management fees and other revenue earned from mutual funds, other than the portion allocated to the variable annuities and life insurance segments, are reported in the Corporate and Other segment.

         During 1996, the Company changed its reporting segments to better reflect the way the businesses are managed. Prior periods have been restated to reflect these changes.

         The following table summarizes the revenues and income from continuing operations before federal income tax expense for the years ended December 31, 1996, 1995 and 1994 and assets as of December 31, 1996, 1995 and 1994, by business segment.

                                                                              1996              1995              1994
                                                                        -----------------  ---------------   ---------------
              Revenues:
                   Variable Annuities                                      $    284,638          189,071           132,687
                   Fixed Annuities                                            1,092,566        1,051,970           939,868
                   Life Insurance                                               435,657          409,135           383,150
                   Corporate and Other                                          179,977          148,475           143,794
                                                                        -----------------  ---------------   ---------------
                                                                           $  1,992,838        1,798,651         1,599,499
                                                                        =================  ===============   ===============

              Income from continuing operations before federal income tax expense:
                   Variable Annuities                                            90,244           50,837            24,574
                   Fixed Annuities                                              135,405          137,000           138,950
                   Life Insurance                                                67,242           67,590            53,046
                   Corporate and Other                                           22,606           32,145            25,288
                                                                        -----------------  ---------------   ---------------
                                                                          $     315,497          287,572           241,858
                                                                        =================  ===============   ===============

              Assets:

                   Variable Annuities                                        25,069,725       17,333,039        11,146,465
                   Fixed Annuities                                           13,994,715       13,250,359        11,668,973
                   Life Insurance                                             3,353,286        3,027,420         2,752,283
                   Corporate and Other                                        5,348,520        4,896,815         3,678,303
                                                                        -----------------  ---------------   ---------------
                                                                            $47,766,246       38,507,633        29,246,024
                                                                        =================  ===============   ===============

                           PART II - OTHER INFORMATION

                       CONTENTS OF REGISTRATION STATEMENT


This Post-Effective Amendment No. 14 to Form S-6 Registration Statement comprises the following papers and documents:


The facing sheet.

Cross-reference to items required by Form N-8B-2.


The prospectus consisting of 111 pages.


Representations and Undertakings.

The Signatures.

Accountants' Consent

The following exhibits required by Forms N-8B-2 and S-6:

1.  Power of Attorney dated April 2, 1997.        Attached hereto.

2.  Resolution of the Depositor's Board           Included with the Registration
    of Directors authorizing the establishment    Statement on Form N-8B-2 for
    of the Registrant, adopted                    the Nationwide VLI Separate
                                                  Account-2 (File No. 811-5311),
                                                  and is hereby incorporated by
                                                  reference.

3.  Distribution Contracts                        Included with the Registration
                                                  Statement on Form N-8B-2 for
                                                  the Nationwide VLI Separate
                                                  Account-2 (File No. 811-5311),
                                                  and is hereby incorporated by
                                                  reference.

4.  Form of Security                              Included with the Registration
                                                  Statement on Form S-6 for the
                                                  Nationwide VLI Separate
                                                  Account-2 (File No. 33-42180),
                                                  and is hereby incorporated by
                                                  reference.

5.  Articles of Incorporation of Depositor        Included with the Registration
                                                  Statement on Form N-8B-2 for
                                                  the Nationwide VLI Separate
                                                  Account-2 (File No. 811-5311),
                                                  and is hereby incorporated by
                                                  reference.

6.  Application form of Security                  Included with the Registration
                                                  Statement on Form S-6 for the
                                                  Nationwide VLI Separate
                                                  Account-2 (File No. 33-42180),
                                                  and is hereby incorporated by
                                                  reference.

7.  Opinion of Counsel                            Included with the Registration
                                                  Statement on Form S-6 for the
                                                  Nationwide VLI Separate
                                                  Account-2 (File No. 33-42180),
                                                  and is hereby incorporated by
                                                  reference.


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

Representations and Undertakings

The Registrant and the Company hereby make the following representations and undertakings:

(a) This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940 (the "Act"). The Registrant and the Company elect to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Act with respect to the Policies described in the prospectus. The Policies have been designed in such a way as to qualify for the exemptive relief from various provisions of the Act afforded by Rule 6e-3(T).

(b) Paragraph (b) (13) (iii) (F) of Rule 6e-3(T) is being relied on for the deduction of the mortality and expense risk charges ("risk charges") assumed by the Company under the Policies. The Company represents that the risk charges are within the range of industry practice for comparable policies and reasonable in relation to all of the risks assumed by the issuer under the Policies. Actuarial memoranda demonstrating the reasonableness of these charges are maintained by the Company, and will be made available to the Securities and Exchange Commission (the "Commission") on request.

(c) The Company has concluded that there is a reasonable likelihood that the distribution financing arrangement of the separate account will benefit the separate account and the contractholders and will keep and make available to the Commission on request a memorandum setting forth the basis for this representation.

(d) The Company represents that the separate account will invest only in management investment companies which have undertaken to have a board of directors, a majority of whom are not interested persons of the company, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

(e) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

(f) The fees and charges deducted under the Policy in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                              ACCOUNTANTS' CONSENT

The Board of Directors of Nationwide Life Insurance Company and
Contract Owners of Nationwide VLI Separate Account-2:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Prospectus.

                                                           KPMG Peat Marwick LLP

Columbus, Ohio
April 28, 1997

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, the Registrant, NATIONWIDE VLI SEPARATE ACCOUNT-2, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 14 and has duly caused this Post-Effective Amendment No. 14 to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Columbus, and State of Ohio, on the 27th day of June, 1997.


                                             NATIONWIDE VLI SEPARATE ACCOUNT-2
                                                        (Registrant)
(Seal)                                       NATIONWIDE LIFE INSURANCE COMPANY
Attest:                                                  (Depositor)
W. SIDNEY DRUEN                              By:       JOSEPH P. RATH
W. Sidney Druen                                        Joseph P. Rath
Assistant Secretary                                    Vice President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 14 has been signed below by the following persons in the capacities indicated on the 27th day of June, 1997.


        Signature                                Title

LEWIS J. ALPHIN                                 Director
----------------------------
Lewis J. Alphin

KEITH W. ECKEL                                  Director
----------------------------
Keith W. Eckel

WILLARD J. ENGEL                                Director
----------------------------
Willard J. Engel

FRED C. FINNEY                                  Director
----------------------------
Fred C. Finney

CHARLES L. FUELLGRAF, JR.                       Director
----------------------------
Charles L. Fuellgraf, Jr.

JOSEPH J. GASPER                  President/Chief Operating Officer and Director
----------------------------
Joseph J. Gasper

HENRY S. HOLLOWAY                 Chairman of the Board and Director
----------------------------
Henry S. Holloway
                               Chairman and Chief Executive Officer - Nationwide
DIMON RICHARD MCFERSON                 Insurance Enterprise and Director
----------------------------
Dimon Richard McFerson

DAVID O. MILLER                                 Director
----------------------------
David O. Miller

C. RAY NOECKER                                  Director
----------------------------
C. Ray Noecker

ROBERT A. OAKLEY                Executive Vice President-Chief Financial Officer
----------------------------
Robert A. Oakley

JAMES F. PATTERSON                              Director   By/s/JOSEPH P. RATH
----------------------------                              ----------------------
James F. Patterson                                            Joseph P. Rath

ARDEN L. SHISLER                                Director     Attorney-in-Fact
----------------------------
Arden L. Shisler

ROBERT L. STEWART                               Director
----------------------------
Robert L. Stewart
                                                Director
NANCY C. THOMAS
----------------------------
Nancy C. Thomas

HAROLD W. WEIHL                                 Director
----------------------------
Harold W. Weihl


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